Un exemplaire du présent prospectus simplifié provisoire a été déposé auprès des autorités en valeurs mobilières de chacune des provinces du Canada; toutefois, ce document n'est pas encore dans sa forme définitive pour les fins d'un placement. Les renseignements qu'il contient sont susceptibles d'être complétés ou modifiés. Les titres qu'il décrit ne peuvent faire l'objet d'aucun placement avant que les autorités en valeurs mobilières n'aient visé le prospectus. Aucune autorité en valeurs mobilières ne s'est prononcée sur la qualité des titres offerts dans le présent prospectus. Quiconque donne à entendre le contraire commet une infraction. Les titres décrits dans le présent prospectus ne sont offerts que là où l'autorité compétente a accordé son visa; ils ne peuvent être proposés que par des personnes dûment inscrites. Ces titres n'ont pas été ni ne seront inscrits en vertu de la Securities Act of 1933 des États-Unis, dans sa version modifiée (la « Loi de 1933 »), ou de toute autre loi sur les valeurs mobilières des États de ce pays. Ainsi, ces titres ne peuvent être offerts ni vendus aux États-Unis ou à des personnes des États-Unis (au sens donné à l'expression « U.S. Person » au Regulation S pris en application de la Loi de 1933), sauf dans le cas d'opérations faisant l'objet d'une dispense des obligations d'inscription prévues par la Loi de 1933 et les lois sur les valeurs mobilières des États de ce pays. Le présent prospectus simplifié ne constitue pas une offre de vente ou la sollicitation d'une offre d'achat de ces titres aux États-Unis d'Amérique.

Prospectus simplifié provisoire
Nouvelle émission		Le 17 juin 2004

125 840 000 $
12 100 000 parts de fiducie

50 000 000 $

Débentures subordonnées non garanties convertibles à 8%

Le présent prospectus rend admissible le placement de 12 100 000 parts de fiducie (les « parts ») de Provident Energy Trust (la « Fiducie ») au prix de 10,40 $ la part et de 50 000 débentures subordonnées non garanties convertibles à 8% (les « débentures ») de la Fiducie au prix de 1 000 $ la débenture. Les débentures portent intérêt au taux annuel de 8 % payable semestriellement le 31 juillet et le 31 janvier de chaque année à compter du 31 janvier 2005 et viendront à échéance le 31 juillet 2009 (la « date d'échéance »). Se reporter à la rubrique « Détails du placement ». Les souscripteurs auront le choix de souscrire des débentures, des parts ou une combinaison de celles-ci.

Privilège de conversion des débentures

Chaque débenture sera convertible en parts au gré du porteur d'une débenture à tout moment avant la fermeture des bureaux à la date d'échéance ou le jour ouvrable précédant la date fixée par la Fiducie pour le rachat des débentures, selon la première éventualité à se produire, au prix de conversion de 12,00 $ la part, sous réserve de rajustements dans certains cas.

Les parts en circulation sont inscrites à la cote de la Bourse de Toronto (la « TSX ») et de l'American Stock Exchange (l'« AMEX »). Les débentures subordonnées non garanties convertibles à 10,5 % de la Fiducie en circulation (les « débentures à 10,5% ») et les débentures subordonnées non garanties convertibles à 8,75 % en circulation (les « débentures à 8,75% ») sont inscrites à la cote de la TSX. La Fiducie a déposé une demande visant l'inscription à la cote de la TSX et de l'AMEX des parts placées aux termes du présent prospectus simplifié et des parts à émettre à la conversion, au rachat ou à l'échéance des débentures, et a déposé une demande visant l'inscription à la cote de la TSX des débentures placées aux termes du présent prospectus. L'inscription sera assujettie au respect de toutes les exigences d'inscription de ces bourses. Le 16 juin 2004, le cours de clôture des parts à la TSX et à l'AMEX était respectivement de 10,53 $ la part et de 7,67 $ US la part, et le cours de clôture des débentures à 10,5 % et des débentures à 8,75% à la TSX était respectivement de 108,00 $ et de 104,00 $,. Les modalités du présent placement des parts et des débentures ont été déterminées à la suite de négociations entre Provident Energy Ltd. (« Provident »), pour le compte de la Fiducie, et BMO Nesbitt Burns Inc., Financière Banque Nationale Inc. et Valeurs Mobilères TD Inc., pour leur propre compte et pour le compte de Scotia Capitaux Inc., RBC Dominion valeurs mobilières Inc., La Corporation Canaccord Capital, Valeurs mobilières Desjardins Inc. et Valeurs mobilières HSBC (Canada) (collectivement, les « preneurs fermes »).

		Rémunération des preneurs	Produit net à la
	Prix d'émission	fermes	Fiducie(1) (2)
La part	10,40 $	0,52 $	9,88 $
Total	125 840 000 $	6 292 000 $	119 548 000 $
La débenture	1 000 $	40 $	960 $
Total	50 000 000 $	2 000 000 $	48 000 000 $
Total des parts et des débentures	175 840 000 $	8 292 000 $	167 548 000 $

Notes :

  Avant déduction des frais du placement, estimés à 500 000 $, lesquels seront réglés à même les fonds généraux de la Fiducie.

  La Fiducie a octroyé aux preneurs fermes une option (l'« option des preneurs fermes ») permettant d'acheter 1 000 000 de parts supplémentaires selon les même modalités que celles énoncées ci-dessus et pouvant être levée en tout temps jusqu'à 48 heures avant la date de clôture. Ces parts supplémentaires sont admissibles aux fins du placement aux termes du présent prospectus simplifié. Si l'option des preneurs fermes est levée en totalité, le placement total des parts, la rémunération des preneurs fermes et le produit net à la Fiducie à l'égard du placement des parts seront de 136 240 000 $, de 6 812 000 $ et de 129 428 000 $, respectivement.

Les preneurs fermes, pour leur propre compte, offrent conditionnellement les parts et les débentures, sous réserve de prévente, sous les réserves d'usage concernant leur acceptation par eux et sous réserve de leur émission par la Fiducie conformément aux conditions du contrat de prise ferme décrit à la rubrique « Mode de placement » et sous réserve de l'approbation de certaines questions d'ordre juridique par Macleod Dixon LLP, pour le compte de la Fiducie, et par Stikeman Elliott S.E.N.C.R.L., s.r.l. pour le compte des preneurs fermes. Les souscriptions seront reçues sous réserve du droit de les refuser ou de les attribuer, en totalité ou en partie, et de clore les registres de souscription en tout temps sans préavis. Les certificats de parts seront disponibles pour livraison à la clôture, laquelle est prévue le ou vers le 6 juillet 2004 (la « date de clôture »). Les certificats représentant le capital global des débentures seront émis sous forme nominative à La Caisse canadienne de dépôt de valeurs limitée (« CDS ») et seront déposés auprès de CDS à la date de clôture. Aucun certificat attestant les débentures ne sera émis aux acquéreurs, sauf dans certaines circonstances particulières, et les inscriptions seront effectuées au moyen du service de dépôt de CDS. Les acquéreurs de débentures ne recevront qu'un avis d'exécution de la part du preneur ferme ou du courtier inscrit qui est un adhérent de CDS et auquel ou par l'intermédiaire duquel les participations véritables dans les débentures sont achetées. Les preneurs fermes peuvent réaliser des opérations visant à fixer ou à stabiliser le cours des parts ou des débentures à un niveau supérieur à celui établi sur un marché libre. Se reporter à la rubrique « Mode de placement ».

De l'avis des conseillers juridiques, compte tenu des déclarations de Provident et de la Fiducie quant à certaines questions de fait, les parts et les débentures offertes aux présentes, à la date d'émission, constitueront des placements admissibles en vertu de la Loi de l'impôt sur le revenu (Canada) (la « Loi de l'impôt ») et de son règlement d'application pour les fiducies régies par les régimes enregistrés d'épargne-retraite, les fonds enregistrés de revenu de retraite, les régimes de participation différée aux bénéfices (à l'exception, dans le cas des débentures, d'un régime de participation différée aux bénéfices visant les employés de la Fiducie) et les régimes enregistrés d'épargne-études et ne constitueront pas des biens étrangers aux fins de la Loi de l'impôt. Se reporter à la rubrique « Admissibilité à des fins de placement ».

Le ratio de couverture des intérêts à l'égard des débentures pour la période de 12 mois terminée le 31 décembre 2003 et pour la période de 12 mois terminée le 31 mars 2004 est inférieur à 1 sur 1. La couverture des intérêts découlant des liquidités (correspondant aux fonds provenant des activités avant les modifications au fonds de roulement) pour ces périodes est supérieure à 1 sur 1. Se reporter à la rubrique « Couverture des intérêts ».

La Fiducie a déclaré une distribution de 0,12 $ la part payable le 15 juillet 2004 aux porteurs de parts (les « porteurs ») inscrits le 18 juin 2004. Les acheteurs de parts aux termes du placement ne seront pas admissibles à la distribution payable le 15 juillet 2004. Il est prévu que la clôture du placement se produira avant le 20 juillet 2004, soit la date de clôture des registres à l'égard de la distribution par la Fiducie aux porteurs qui est payable le 13 août 2004. Par conséquent, à la condition que la clôture du placement se produise avant le 20 juillet 2004, les souscripteurs qui complètent leur achat de parts auprès des preneurs fermes et qui en sont toujours les porteurs inscrits le 20 juillet 2004 seront admissibles à la distribution de la Fiducie payable le 13 août 2004. Se reporter à la rubrique « Historique des distributions comptant ».

Chacun d'entre BMO Nesbitt Burns Inc., Financière Banque Nationale Inc., Valeurs Mobilières TD Inc. et Scotia Capitaux Inc. constitue une filiale indirecte en propriété exclusive d'une banque canadienne qui est un prêteur de la Fiducie et de Provident. Par conséquent, la Fiducie peut être considérée comme un émetteur associé de chacun de ces preneurs fermes en vertu des lois canadiennes en valeurs mobilières applicables. Se reporter aux rubriques « Relation entre la Fiducie, Provident et certains preneurs fermes » et « Emploi du produit ».

Il n'existe actuellement aucun marché sur lequel les débentures peuvent être vendues, et les acheteurs pourraient ne pas être en mesure de revendre les débentures achetées aux termes du présent prospectus simplifié.

Les parts et les débentures ne sont pas des « dépôts » au sens de la Loi sur la Société d'assurance-dépôts du Canada (Canada) et ne sont pas assurées en vertu des dispositions de cette loi ou de toute autre loi. De plus, la Fiducie n'est pas une société de fiducie et, en conséquence, elle n'est pas inscrite en vertu des lois sur les sociétés de fiducie et de prêt puisqu'elle n'exerce pas ni n'a l'intention d'exercer les activités d'une société de fiducie.

TABLE DES MATIÈRES

NOTE SUR LES INFORMATIONS PROSPECTIVES	2
PRÉSENTATION DE RENSEIGNEMENTS SUR LA PRODUCTION ET LES RÉSERVES DE PÉTROLE ET DE GAZ	4
DOCUMENTS INTÉGRÉS PAR RENVOI	4
RÉSUMÉ	6
PROVIDENT ENERGY TRUST	8
FAITS NOUVEAUX	9
INFORMATION CONCERNANT LES PROPRIÉTÉS DE BREITBURN	11
INCIDENCES DE L'ACQUISITION DE BREITBURN SUR LA FIDUCIE	19
DÉTAILS DU PLACEMENT	20
COUVERTURE DE L'INTÉRÊT	26
MODE DE PLACEMENT	27
FACTEURS DE RISQUE	28
STRUCTURE DU CAPITAL DE LA FIDUCIE	30
FOURCHETTE DES COURS ET VOLUME D'OPÉRATIONS SUR LES PARTS	31
HISTORIQUE DES DISTRIBUTIONS COMPTANT	31
EMPLOI DU PRODUIT	32
RELATION ENTRE LA FIDUCIE, PROVIDENT ET CERTAINS PRENEURS FERMES	32
CONSIDÉRATIONS FISCALES FÉDÉRALES CANADIENNES	32
ADMISSIBILITÉ AUX FINS DE PLACEMENT	37
QUESTIONS D'ORDRE JURIDIQUE	37
VÉRIFICATEURS, AGENT DES TRANSFERTS ET AGENT CHARGÉ DE LA TENUE DES REGISTRES	37
INTÉRÊTS DES EXPERTS	38
CONSENTEMENTS	38
DROITS DE RÉSOLUTION ET SANCTIONS CIVILES	39
ANNEXE A ÉTATS FINANCIERS DE BREITBURN ENERGY COMPANY LLC	A-1
ANNEXE B ÉTATS FINANCIERS CONSOLIDÉS PROVISOIRES NON VÉRIFIÉS	B-1
ATTESTATION DE PROVIDENT ENERGY TRUST	ATT-1
ATTESTATION DES PRENEURS FERMES	ATT-2
- i -

NOTE SUR LES INFORMATIONS PROSPECTIVES

Le présent prospectus simplifié et les documents qui y sont intégrés par renvoi contiennent des informations prospectives. Ces informations font référence à des événements futurs ou au rendement futur de la Fiducie. Toutes les informations qui ne portent pas sur des faits historiques sont des informations prospectives. Dans certains cas, il est possible d'identifier les informations prospectives par l'utilisation de termes tels que « pourrions », « devrions », « avons l'intention de », « prévoyons », « sommes d'avis que », « croyons », « estimons », « évaluons », « potentiel » ou « continuons », ainsi que la forme négative et l'emploi du conditionnel ou les autres variantes de ces termes ou expressions, ou par d'autres expressions de sens comparables. Ces informations ne sont que des prédictions. Les événements ou résultats réels peuvent différer de façon importante. De plus, le présent prospectus simplifié et les documents qui sont intégrés par renvoi peuvent contenir des informations prospectives relatives à des sources industrielles tierces. On ne devrait pas se fier dans une trop large mesure à ces informations prospectives, car les projets, les intentions ou les prévisions sur lesquelles ces informations sont fondées ne peuvent être garanties. Les informations prospectives incluent en soi plusieurs hypothèses, risques et incertitudes, tant générales que spécifiques, qui font en sorte qu'il est possible que les prédictions, prévisions et autres informations prospectives ne se réalisent pas. Les informations prospectives qui figurent dans le présent prospectus simplifié et les documents qui y sont intégrés par renvoi comprennent les informations relatives à ce qui suit, sans s'y limiter :

  la capacité de la Fiducie à tirer profit de la combinaison des possibilités de croissance et de la possibilité de croître au moyen des marchés des capitaux;

  la stratégie d'acquisition de la Fiducie, les critères devant être examinés dans le cadre de celle-ci et les avantages afférents;

  l'objectif visant à soutenir ou à accroître la production et les réserves au moyen d'une gestion prudente et d'acquisitions;

  l'émergence de possibilités de croissance à la hausse;

  l'objectif visant l'atteinte d'un niveau uniforme de distributions mensuelles au comptant;

  l'incidence de la réglementation du gouvernement du Canada sur la Fiducie en ce qui concerne les autres sociétés pétrolières et gazières ou les fiducies de taille comparable;

  l'existence, l'exploitation et la stratégie du programme de gestion des risques reliés au prix des marchandises;

  le montant approximatif et maximal des ventes à terme et la couverture pouvant être utilisée;

  l'incidence de variations des prix du pétrole et du gaz naturel sur les flux de trésorerie après la couverture;

  le fait que les dépenses en immobilisations soient davantage axées sur les activités de mise en valeur que sur l'exploration;

  la vente, l'amodiation ou la mise en valeur de certains terrains d'exploration en vue de leur mise en exploitation ou en production à l'aide de ressources de tiers;

  l'utilisation des activités de mise en valeur et d'acquisitions pour remplacer les réserves et en ajouter;

  le volume des réserves de gaz naturel et de pétrole et leurs niveaux de production;

  la concentration sur la mise en valeur dans le secteur du pétrole lourd de Lloydminster;

  les projets de forage;

  les caractéristiques des activités liées au gaz naturel et de transformation des LGN de Provident;

  les possibilités de croissance reliées au secteur médian du gaz naturel et aux activités de transformation des LGN;

  la nature des ententes contractuelles avec des tiers relativement aux activités liées au gaz naturel et de transformation des LNG de Provident.

Bien que la Fiducie soit d'avis que les attentes indiquées dans nos informations prospectives sont raisonnables, rien ne garantit qu'elles se réaliseront. Ni la Fiducie ni les preneurs fermes ne sont en mesure de garantir les résultats futurs, les niveaux d'activités, le rendement ou la réalisation d'événements futurs. De plus, ni la Fiducie ni les preneurs fermes ou toute autre personne n'assument la responsabilité de l'exactitude et du caractère complet des informations prospectives. Certains risques et autres facteurs, dont certains sont indépendants de la volonté de la Fiducie, qui pourraient faire en sorte que les résultats diffèrent de façon importante de ceux exprimés par les informations prospectives qui figurent dans le présent prospectus simplifié et les documents qui y sont intégrés par renvoi comprennent ce qui suit, mais sans s'y limiter :

  la conjoncture générale au Canada, aux États-Unis et à l'échelle mondiale ;
  les conditions de l'industrie, y compris les fluctuations du prix du pétrole brut, du gaz naturel et des liquides de gaz naturel et les conditions liées aux activités des LGN du secteur médian;
  les incertitudes liées aux réserves estimatives;
  les redevances payables à l'égard de la production pétrolière et gazière de la Fiducie;
  les intérêts payables sur les billets émis dans le cadre des acquisitions;
  la réglementation du secteur pétrolier et gazier par les gouvernements nord-américains, y compris la réglementation fiscale et en matière d'environnement;
  la fluctuation du taux de change ou des taux d'intérêt;
  la volatilité des actions et les évaluations boursières;
  le besoin d'obtenir les approbations requises auprès des organismes de réglementation;
  les événements non prévus en matière d'exploitation qui peuvent réduire la production ou faire en sorte que la production subisse une phase d'attente ou des retards;
  le défaut de réaliser les profits prévus des acquisitions;
  le défaut d'obtenir, au besoin, les approbations et consentements requis des associés de l'industrie et d'autres tiers;
  l'exécution par des tiers des obligations prévues dans des ententes contractuelles;
  les autres facteurs énoncés à la rubrique « Facteurs de risque » dans le présent prospectus simplifié et la notice annuelle (tels qu'ils sont décrits aux présentes).

Les informations portant sur des « réserves » ou « ressources » sont réputées être des informations prospectives car elles comprennent l'évaluation implicite, fondée sur certaines estimations et hypothèses, selon laquelle les ressources et réserves décrites peuvent être produites de façon rentable dans l'avenir. Le lecteur est avisé que la liste précitée de facteurs n'est pas complète. Les informations prospectives qui figurent dans le présent prospectus simplifié et les documents qui y sont intégrés par renvoi sont données sous réserve entière de cet avertissement. Ni la Fiducie ni les preneurs fermes ne sont tenus de mettre à jour leurs informations prospectives après la date du présent prospectus simplifié afin que ces informations correspondent aux résultats réels ou aux modifications des attentes de la Fiducie.

ABBRÉVIATIONS ET DÉFINITIONS CHOISIES

Dans le présent prospectus simplifié, les abréviations et les expressions énumérées ci-après sont interprétées de la façon suivante :

b Baril

Gpi[3] Milliard de pieds cubes

bep/j Baril d'équivalent pétrole par jour

kbep Millier de barils d'équivalent pétrole

kb Millier de barils

kpi[3] Millier de pieds cubes

kpi3/j Millier de pieds cubes par jour

Mpi[3] Million de pieds cubes

b/j Barils par jour

bep Baril d'équivalent pétrole. Un baril d'équivalent pétrole s'établit en convertissant un volume de gaz naturel en barils à l'aide d'un rapport de six kpi[3] pour un baril. Les bep peuvent être trompeurs, particulièrement s'ils sont utilisés en situation isolée. Le ratio de conversion 6 kpi[3] : 1b est fondé sur une méthode de conversion d'énergie équivalente qui s'applique principalement à la pointe du brûleur et ne représente pas une équivalence de valeur à la tête de puits

Mb Million de barils

Mpi3/j Million de pieds cubes par jour

LGN Liquides de gaz naturel

Dans le présent prospectus simplifié, toutes les sommes en dollars sont en dollars du Canada, sauf indication contraire. Toutes les sommes en dollars figurant à l'annexe A du présent prospectus simplifié sont en dollars des États-Unis, sauf indication contraire.

PRÉSENTATION DE RENSEIGNEMENTS SUR LA PRODUCTION
ET LES RÉSERVES DE PÉTROLE ET DE GAZ

Tous les renseignements sur le pétrole et le gaz naturel figurant dans le présent prospectus simplifié, y compris les documents intégrés par renvoi, ont été préparés et présentés conformément à la Norme canadienne 51-101 (« NC 51-101 »). Les réserves actuelles de pétrole et de gaz naturel et la production future sera supérieure ou inférieure aux estimations fournies dans le présent prospectus simplifié. Les produits d'exploitation nets futurs estimatifs tirés de la production des réserves de pétrole et de gaz naturel indiquées ne représentent pas la juste valeur marchande de ces réserves. La Fiducie a adopté le ratio 6 kpi3 : 1b pour convertir le gaz naturel en barils d'équivalent pétrole (bep). Les bep peuvent être trompeurs, particulièrement s'ils sont utilisés en situation isolée. Le ratio de conversion 6 kpi3 : 1b est fondé sur une méthode de conversion d'énergie équivalente qui s'applique principalement à la pointe du brûleur et ne représente pas une équivalence de valeur à la tête de puits.

Tous les renseignements d'exploitation concernant les propriétés de Breitburn (tel que ce terme est défini aux présentes) figurant dans le présent prospectus simplifié sont fondés sur ceux fournis à la Fiducie par des tiers. Netherland, Sewell & Associates, Inc. (« NSA ») et Cawley, Gillespie & Associates, Inc. (« CGA »), ingénieurs du pétrole indépendants, ont préparé les rapports sur les réserves de pétrole et de gaz à l'égard des propriétés de Breitburn.

DOCUMENTS INTÉGRÉS PAR RENVOI

L'information intégrée par renvoi dans le présent prospectus simplifié provient de documents déposés auprès des commissions des valeurs mobilières ou d'autorités semblables au Canada. On peut obtenir sans frais des exemplaires de documents intégrés par renvoi au présent prospectus sur demande adressée au président ou au chef de la direction de Provident au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3, ou par téléphone au numéro suivant : (403) 296-2233. Si le placement est fait au Québec, le présent prospectus simplifié contient une information conçue pour être complétée par la consultation du dossier d'information. On peut se procurer sans frais un exemplaire du dossier d'information auprès du président ou du chef de la direction de Provident aux coordonnées susmentionnées. Copie des documents intégrés aux présentes par renvoi peut également être obtenue à l'adresse www.sedar.com.

Les documents suivants de la Fiducie, qui ont été déposés auprès des commissions de valeurs mobilières ou autres autorités semblables au Canada, sont expressément intégrés au présent prospectus simplifié et en font partie intégrante :

  la notice annuelle de renouvellement de la Fiducie datée du 23 avril 2004 (la « notice »), y compris les états financiers du système de transformation des liquides de gaz naturel de Redwater de Williams Energy (Canada), Inc., de même que les notes y afférentes et le rapport des vérificateurs sur ceux-ci qui sont joints en annexe A à la notice;

  les états financiers consolidés comparatifs non vérifiés de la Fiducie et l'analyse par la direction de la situation financière et des résultats d'exploitation de la Fiducie pour les trois mois terminés le 31 mars 2004 et en cette date;

  les états financiers consolidés comparatifs vérifiés de la Fiducie et l'analyse par la direction de la situation financière et des résultats d'exploitation de la Fiducie pour l'exercice terminé le 31 décembre 2003;

  la circulaire de sollicitation de procurations datée du 9 avril 2004 produite dans le cadre de l'assemblée annuelle et extraordinaire des porteurs de la Fiducie tenue le 10 mai 2004 (à l'exception des parties de celle-ci que la Norme canadienne 44-101 des Autorités canadiennes en valeurs mobilières n'oblige pas à intégrer par renvoi aux présentes);

  la déclaration de changement important de la Fiducie datée du 14 avril 2004 relativement à la conclusion d'une convention d'arrangement datée du 6 avril 2004 et conclue entre la Fiducie, Provident, Olympia Energy Inc. (« Olympia ») et 1101130 Alberta Ltd. (maintenant Accrete Energy Inc.) (« Accrete »);

  la déclaration de changement important de la Fiducie datée du 14 avril 2004 relativement à la conclusion d'une convention d'arrangement datée du 6 avril 2004 et conclue entre la Fiducie, Provident, Viracocha Energy Inc. (« Viracocha ») et 1100974 Alberta Inc. (maintenant Chamaelo Energy Inc.) (« Chamaelo »);

  la déclaration de changement important de la Fiducie datée du 14 juin 2004 relativement à la réalisation de l'acquisition d'Olympia et de l'incidence d'une telle acquisition sur la Fiducie;

  la déclaration de changement important de la Fiducie datée du 14 juin 2004 relativement à la réalisation de l'acquisition de Viracocha et de l'effet d'une telle acquisition sur la Fiducie;

  la déclaration d'acquisition d'entreprise de la Fiducie datée du 16 juin 2004 relativement à l'acquisition d'Olympia (à l'exclusion des états financiers provisoires présentés en annexe A dans la déclaration), y compris les états financiers consolidés annuels vérifiés d'Olympia pour l'exercice terminé le 31 décembre 2003 joints en annexe B à la déclaration et les états financiers intermédiaires consolidés comparatifs non vérifiés d'Olympia pour la période de trois mois terminée le 31 mars 2004 joints en annexe C à la déclaration;

  la déclaration d'acquisition d'entreprise de la Fiducie datée du 16 juin 2004 relativement à l'acquisition de Viracocha (à l'exclusion des états financiers provisoires présentés en annexe A dans la déclaration), y compris les états financiers consolidés annuels vérifiés de Viracocha pour l'exercice terminé le 31 décembre 2003 joints en annexe B à la déclaration et les états financiers intermédiaires consolidés comparatifs non vérifiés de Viracocha pour la période de trois mois terminée le 31 mars 2004 joints en annexe C à la déclaration;

Si l'un des documents suivants est déposé par la Fiducie auprès des commissions des valeurs mobilières ou d'autres autorités semblables au Canada après la date du présent prospectus simplifié, mais avant la fin du placement, il est réputé intégré par renvoi au présent prospectus simplifié :

  les déclarations de changements importants (sauf les déclarations de changements importants confidentiels);
  les états financiers comparatifs intermédiaires;
  les états financiers comparatifs pour le plus récent exercice complété de la Fiducie, ainsi que le rapport afférent des vérificateurs;

  les circulaires de sollicitation de procurations (à l'exclusion des renseignements donnés dans une circulaire de sollicitation de procurations à l'égard de la réévaluation à la baisse des options ou des droits à la plus-value des actions, de la composition du comité de rémunération de la Fiducie et de son rapport sur la rémunération des dirigeants, du graphique de rendement pour les parts et des pratiques en matière de régie d'entreprise de la Fiducie).

Les documents ne sont pas intégrés par renvoi dans la mesure où leur contenu est modifié ou remplacé par une information qui figure au présent prospectus simplifié ou dans tout autre document déposé par la suite qui est aussi intégré par renvoi au présent prospectus simplifié.

RÉSUMÉ

Le texte qui suit est un résumé de certains renseignements figurant dans le présent prospectus simplifié et est donné sous réserve entière de renseignements plus détaillés figurant ailleurs dans le présent prospectus simplifié et devrait être lu à la lumière de ces renseignements.

La Fiducie

La Fiducie est une fiducie commerciale à capital variable non constituée en société qui est régie par les lois de l'Alberta et constituée aux termes d'un acte de fiducie daté du 25 janvier 2001 en sa version modifiée (l'« acte de fiducie »). Les porteurs de parts constituent les bénéficiaires de la Fiducie. Les flux de trésorerie tirés des propriétés de pétrole et de gaz naturel et des activités liées au secteur médian du gaz naturel et aux activités de transformation de LNG sont distribuées par Provident à la Fiducie au moyen de paiement de redevances et de remboursement d'intérêts et de capital sur les billets émis par Provident à la Fiducie de temps à autre. Les sommes au comptant distribuables provenant des redevances, des remboursements d'intérêt et du capital sont distribués mensuellement aux porteurs de parts.

L'acquisition de Breitburn

Le 15 juin 2004, la Fiducie a conclu une convention et un plan de fusion avec Breitburn Energy Company LLC (« Breitburn »), société à responsabilité limitée de la Californie, Pro GP Corp., société du Delaware et filiale indirecte en propriété exclusive de la Fiducie, Pro LP Corp., société du Delaware et filiale indirecte en propriété exclusive de la Fiducie et BB Merger LLC, société à responsabilité limitée du Delaware et filiale indirecte en propriété exclusive de la Fiducie, aux termes de laquelle la Fiducie a acquis toutes les actions émises et en circulation de Breitburn (l'« acquisition de Breitburn »), pour un prix d'achat total au comptant de 155 M $ et une prise en charge d'environ 35 M $ du fonds de roulement déficitaire et des obligations financières de Breitburn, sous réserve de certains rajustements.

L'acquisition de Breitburn a été réalisée le 15 juin 2004 et par conséquent la Fiducie détient indirectement 92 % des titres de participation en circulation de Breitburn Energy Company L.P., société en commandite du Delaware. Le reliquat de 8 % des titres de participation en circulation de Breitburn Energy Company L.P. ont été retenus par les co-fondateurs et co-présidents-directeurs généraux pour un prix d'achat total de 13,7 M $.

Breitburn Energy Company L.P. détient des propriétés pétrolifères et gazéifères dans l'État de la Californie avec une participation minoritaire dans le Golfe du Mexique et dans l'État du Wyoming.

Le placement

Émission :

12 100 000 parts de fiducie Capital global de 50 000 000 $ de débentures

Montant du placement :

175 840 000 $

Prix :

10,40 $ la part de fiducie 1 000 $ la débenture

Emploi du produit :

Le produit net du placement des parts de fiducie et des débentures sera utilisé par la Fiducie pour rembourser la dette de Provident aux termes de ses facilités de crédit contractées pour financer l'acquisition de Breitburn et le programme de dépenses en immobilisations de la Fiducie et pour les besoins généraux de l'entreprise.

Débentures

Échéance :

La date d'échéance des débentures sera le 31 juillet 2009.

Intérêt :

8 % par année payable semestriellement à terme échu le 31 juillet et le 31 janvier de chaque année, à compter du 31 janvier 2005. Le premier versement effectué le 31 janvier 2005 comprendra l'intérêt couru pendant la période allant de la clôture du présent placement au 31 janvier 2005, en excluant cette date.

Conversion :

Les débentures seront convertibles au gré du porteur en parts de fiducie entièrement libérées non susceptibles d'appels subséquents, à tout moment avant la fermeture des bureaux le jour où les débentures viennent à échéance ou le jour ouvrable précédant la date fixée par la Fiducie aux fins du rachat des débentures, selon la première éventualité, au prix de conversion de 12,00 $ la part de fiducie, soit un taux de conversion de 83,3333 parts de fiducie par tranche de 1 000 $ du capital des débentures, sous réserve des rajustements prévus dans l'acte de fiducie (tel qu'il est défini aux présentes). Les porteurs qui convertissent leurs débentures recevront l'intérêt couru et impayé sur celles-ci.

Rachat :

Les débentures ne pourront être rachetées avant le 31 juillet 2007. Après le 31 juillet 2007 et avant l'échéance, les débentures pourront être rachetées, en totalité ou en partie, au gré de la Fiducie, moyennant un préavis d'au plus 60 jours et d'au moins 30 jours, au prix de rachat de 1 050 $ la débenture après la période du 31 juillet 2007 au 31 juillet 2008 et au prix de rachat de 1 025 $ la débenture par la suite jusqu'à échéance dans chaque cas, plus l'intérêt couru et impayé, le cas échéant.

Paiement au moment du rachat ou à l'échéance :

Au moment du rachat ou à la date d'échéance, la Fiducie pourra, à son gré, au moyen d'un préavis d'au plus 60 jours et d'au moins 40 jours et sous réserve de l'approbation réglementaire, choisir de remplir son obligation de régler le prix de rachat applicable ou de rembourser le capital des débentures en émettant et en délivrant le nombre de parts librement négociables obtenu en divisant le prix de rachat des débentures en circulation devant être rachetées ou le capital des débentures en circulation qui sont parvenues à échéance, selon le cas, par 95 % du cours pondéré des parts de fiducie à la TSX pendant la période de 20 jours de bourse consécutifs se terminant le cinquième jour de bourse précédant la date fixée pour le rachat ou la date d'échéance, selon le cas. Tout intérêt couru et impayé sera versé au comptant.

Changement de contrôle :

Dans un délai de 30 jours suivant un changement de contrôle de la Fiducie qui comporte l'acquisition du contrôle des droits de vote rattachés à 66 2/3 % et plus des parts de fiducie, la Fiducie sera tenue de faire une offre visant l'achat de toutes les débentures à un prix correspondant à 101 % du capital de celles-ci, majoré de l'intérêt couru et impayé.

Subordination :

Le remboursement du capital des débentures et le versement de l'intérêt seront subordonnés, en droit de paiement, comme il est indiqué dans l'acte de fiducie, au remboursement intégral préalable de la dette de premier rang (tel qu'il est défini aux présentes) de la Fiducie. Les débentures seront aussi subordonnées aux droits des créanciers des filiales de la Fiducie, sauf dans la mesure où cette dernière est un créancier de ces filiales ayant un rang au moins égal à celui de ces autres créanciers. Les débentures n'auront pas pour effet d'empêcher la Fiducie de contracter des dettes supplémentaires, y compris des dettes de rang supérieur aux débentures, ni d'hypothéquer, de mettre en gage ou de grever ses biens pour garantir une dette.

PROVIDENT ENERGY TRUST

La Fiducie

Provident Energy Trust est un fonds de placement à capital variable non constitué en société qui est régi par les lois de l'Alberta et qui a été constitué aux termes de l'acte de fiducie. Le siège social et le bureau principal de la Fiducie sont situés au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3. Le siège statutaire de la Fiducie est situé au 3700, 400 - 3rd Avenue S.W., Calgary (Alberta) T2P 4H2.

Provident

Provident est une société dont les actions ordinaires sont la propriété exclusive de la Fiducie. Provident a été constituée sous le régime de la Business Corporations Act (Alberta) (l'« ABCA ») le 19 janvier 2001 et elle a fusionné avec Founders Energy Ltd. (« Founders ») aux termes d'une convention d'arrangement intervenue entre la Fiducie, Provident et Founders, avec effet au 6 mars 2001. Provident a par la suite fusionné avec Maxx Petroleum Ltd. (« Maxx »), avec effet au 25 mai 2001, aux termes d'une convention d'arrangement intervenue entre la Fiducie, Provident et Maxx. Provident a également fusionné avec Richland Petroleum Corporation (« Richland »), avec effet au 16 janvier 2002, aux termes d'une convention d'arrangement intervenue entre la Fiducie, Provident et Richland. Provident a fusionné avec Provident Management Corporation (le « gérant ») aux termes d'une opération d'internalisation de la gestion mettant en cause la Fiducie, Provident, le gérant et les actionnaires du gérant, avec effet au 17 janvier 2003. Le siège social et le bureau principal de Provident sont situés au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3. Le siège statutaire de Provident est situé au 3700, 400 - 3rd Avenue S.W., Calgary (Alberta) T2P 4H2. Provident est propriétaire de la totalité des actions ordinaires des cinq filiales suivantes : Provident Acquisitions Inc., 611335 Alberta Ltd., 873798 Alberta Ltd., Terraquest, Inc. et Coast Pacific RLP-97 Exploration Inc.

Provident Holdings Trust

Provident Holdings Trust (« Holdings Trust ») est une fiducie commerciale à capital variable non constituée en société qui est régie par les lois de l'Alberta. Holdings Trust a été formée aux termes d'un acte de fiducie daté du 25 avril 2002 et elle appartient en propriété exclusive à la Fiducie. Holdings Trust détient actuellement une participation de 99 % dans la société en commandite Provident Acquisitions L.P. Le siège social et le bureau principal de Holdings Trust sont situés au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3. Le siège statutaire de Holdings Trust est situé au 3700, 400 - 3rd Avenue S.W., Calgary (Alberta) T2P 4H2.

Provident Acquisitions L.P.

Provident Acquisitions L.P. (« Provident Acquisitions ») est une société en commandite inscrite dans la province d'Alberta. Provident Acquisitions a été constituée aux termes d'une convention de société en commandite datée du 19 avril 2002. Le commandité de Provident Acquisitions est Provident qui détient une participation de 1 % dans la société en commandite. Holdings Trust est le commanditaire de Provident Acquisitions, détenant une participation de 99 % dans la société en commandite. Le siège social et le bureau principal de Provident Acquisitions sont situés au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3. Le siège statutaire de Provident Acquisitions est situé au 3700, 400 - 3rd Avenue S.W., Calgary (Alberta) T2P 4H2.

Provident Acquisitions Inc.

Provident Acquisitions Inc. (« PAI ») appartient en propriété exclusive à Provident. PAI a été constituée sous le régime de l'ABCA le 19 août 2002. PAI est propriétaire véritable de la totalité des actions de 101011500 Saskatchewan Ltd. et détient une participation de 0,00001 % dans la société Meota (2000) Partnership. 101011500 Saskatchewan Ltd. détient la participation restante dans Meota (2000) Partnership. Le siège social et le bureau principal de PAI sont situés au 700, 112 - 4th Avenue S.W., Calgary (Alberta) T2P 0H3. Le siège statutaire de PAI est situé au 3700, 400 - 3rd Avenue S.W., Calgary (Alberta) T2P 4H2.

FAITS NOUVEAUX

L'acquisition de Breitburn

Aperçu de l'acquisition de Breitburn

Le 15 juin 2004, la Fiducie a conclu une convention et un plan de fusion (la « convention de Breitburn ») avec Breitburn Energy Company LLC (« Breitburn »), société à responsabilité limitée de la Californie, Pro GP Corp., société du Delaware et filiale indirecte en propriété exclusive de la Fiducie (« Pro GP »), Pro LP Corp., société du Delaware et filiale indirecte en propriété exclusive de la Fiducie (« Pro LP ») et BB Merger LLC, société à responsabilité limitée du Delaware et filiale indirecte en propriété exclusive de la Fiducie (« Acquisition LLC »), aux termes de laquelle la Fiducie a acquis toutes les actions émises et en circulation de Breitburn (l'« acquisition de Breitburn »), pour un prix d'achat total au comptant de 155 M $ et une prise en charge d'environ 35 M $ du fonds de roulement déficitaire et des obligations financières de Breitburn, sous réserve de certains rajustements. Aux termes des dispositions de la convention de Breitburn, Breitburn et Acquisition LLC ont fusionné et Breitburn a été convertie pour devenir Breitburn Energy Company L.P., société en commandite du Delaware.

L'acquisition de Breitburn a été réalisée le 15 juin 2004 et, par conséquent, la Fiducie détient indirectement 92 % des titres de participation en circulation de Breitburn Energy Company L.P., société en commandite. Le reliquat de 8 % des titres de participation de Breitburn Energy Company L.P. ont été retenus par les co-fondateurs et co-présidents-directeurs généraux pour un prix d'achat total de 13,7 M $.

Breitburn Energy Company L.P. détient des propriétés pétrolifères et gazéifères dans l'État de la Californie avec une participation minoritaire dans le Golfe du Mexique et dans l'État du Wyoming (les « propriétés de Breitburn »).

Financement de l'acquisition de Breitburn

La Fiducie prévoit utiliser une partie du produit net tiré du placement pour rembourser la dette aux termes des facilités de crédit de Provident, laquelle dette a été contractée pour financer l'acquisition de Breitburn. Se reporter à la rubrique « Emploi du produit ».

Structure organisationnelle après la réalisation

Aux termes d'une convention de société en commandite intervenue en date du 15 juin 2004 entre Pro GP, Pro LP et Breitburn Energy Corporation, Pro GP et Pro LP, filiales indirectes en propriété exclusive de la Fiducie, détiennent 92 % des titres de participation en circulation de Breitburn Energy Company L.P., société en commandite du Delaware, qui continue de détenir les propriétés de Breitburn. Breitburn Energy Corporation, société de la Californie, détient 8 % des titres de participation de Breitburn Energy Company L.P.

Breitburn Energy Company L.P. continuera ses activités et de rendre compte comme une unité d'exploitation distincte de la Fiducie. M. Buchanan et M. Findlay (administrateurs de Provident), une autre personne nommée de Provident et les deux co-fondateurs et co-présidents-directeurs généraux de Breitburn agiront à titre d'administrateurs de Pro GP, associé directeur de Breitburn Energy Company L.P. Breitburn Energy Company L.P. a également conclu des contrats d'emploi en date du 15 juin 2004 aux termes desquels les co-fondateurs et co-présidents-directeurs généraux de Breitburn ont convenu d'agir à titre de co-présidents-directeurs généraux de Breitburn Energy Company L.P. L'organigramme suivant présente la structure organisationnelle de la Fiducie à l'égard de la réalisation de l'acquisition de Breitburn.

Acquisition d'Olympia Energy Inc.

Le 1er juin 2004, la Fiducie et Provident ont réalisé l'acquisition de la totalité des actions ordinaires émises et en circulation d'Olympia aux termes d'un plan d'arrangement (le « plan d'arrangement d'Olympia ») conformément à une convention d'arrangement datée du 6 avril 2004 et conclue entre la Fiducie, Provident, Olympia et 1101130 Alberta Ltd. (maintenant Accrete).

Selon le plan d'arrangement d'Olympia, chaque action d'Olympia a été échangée, au choix de chaque actionnaire d'Olympia, contre (i) 0,345 part, représentant une valeur de 3,77 $ l'action d'Olympia, en fonction d'un cours moyen pondéré établi sur une période de 30 jours de 10,93 $ pour les parts inscrites à la TSX jusqu'à la date de l'annonce du plan d'arrangement d'Olympia, (ii) 0,345 d'une action échangeable de Provident (les « actions échangeables »), ou (iii) une combinaison des parts et des actions échangeables. Aux termes du plan d'arrangement, le nombre d'actions échangeables pouvant être émises aux actionnaires d'Olympia a été limité à 1 325 000. Les actionnaires d'Olympia ont également reçu, contre chaque action d'Olympia, 0,10 action d'Accrete.

À la réalisation du plan d'arrangement d'Olympia, un total de 13 385 579 parts et 1 325 000 actions échangeables ont été émises aux anciens actionnaires d'Olympia.

Des renseignements supplémentaires concernant les incidences de l'acquisition d'Olympia sur la Fiducie et les renseignements présentés dans le relevé des données relatives aux réserves et autres informations concernant le pétrole et le gaz de la Fiducie dans l'Annexe NC51-101A1 se trouvant dans la notice annuelle figurent dans la déclaration de changement important de la Fiducie datée du 14 juin 2004 et intégré par renvoi aux présentes. Les états financiers annuels consolidés vérifiés d'Olympia pour l'exercice terminé le 31 décembre 2003 et les états financiers intermédiaires consolidés non vérifiés d'Olympia pour la période de trois mois terminée le 31 mars 2004 se trouvent dans la déclaration d'acquisition d'entreprise de la Fiducie datée du 16 juin 2004 et intégrée par renvoi aux présentes.

Acquisition de Viracocha Energy Inc.

Le 1er juin 2004, la Fiducie et Provident ont réalisé l'acquisition de la totalité des actions ordinaires émises et en circulation de Viracocha aux termes d'un plan d'arrangement (le « plan d'arrangement de Viracocha ») conformément à une convention d'arrangement datée du 6 avril 2004 et conclue entre la Fiducie, Provident, Viracocha et 1100974 Alberta Inc. (maintenant Chamaelo).

Selon le plan d'arrangement de Viracocha, chaque action de Viracocha a été échangée, au choix de chaque actionnaire de Viracocha, contre (i) 0,248 part, représentant une valeur de 2,71 $ l'action de Viracocha, en fonction d'un cours moyen pondéré établi sur une période de 30 jours de 10,93 $ pour les parts inscrites à la cote de la TSX jusqu'à la date de l'annonce du plan d'arrangement de Viracocha, (ii) 0,248 part échangeable de Provident, ou (iii) une combinaison des parts et des actions échangeables. Aux termes du plan d'arrangement, le nombre d'actions échangeables pouvant être émises aux actionnaires de Viracocha a été limité à 1 325 000. Les actionnaires de Viracocha ont également reçu, pour chaque action de Viracocha, 0,10 action de Chamaelo.

À la réalisation du plan d'arrangement de Viracocha, un total de 12 758 386 parts et 1 325 000 actions échangeables ont été émises aux anciens actionnaires de Viracocha.

Des renseignements supplémentaires concernant les incidences de l'acquisition de Viracocha sur la Fiducie et les renseignements présentés dans le relevé des données relatives aux réserves et autres informations concernant le pétrole et le gaz de la Fiducie dans l'Annexe NC51-101A1 se trouvant dans la notice annuelle figurent dans la déclaration de changement important de la Fiducie datée du 14 juin 2004 et intégrée par renvoi aux présentes. Les états financiers annuels consolidés vérifiés de Viracocha pour l'exercice terminé le 31 décembre 2003 et les états financiers intermédiaires consolidés non vérifiés de Viracocha pour la période de trois mois terminée le 31 mars 2004 se trouvent dans la déclaration d'acquisition d'entreprise de la Fiducie datée du 16 juin 2004 et intégrée par renvoi aux présentes.

Production pour la période de trois mois terminée le 31 mars 2004

Pour la période de trois mois terminée le 31 mars 2004, la production moyenne de Provident s'est établie à 24 326 bep/j et était composée de 7 095 b/j de pétrole brut léger et de LGN, de 6 588 b/j de pétrole lourd à 15° API et de 63 859 kpi3/j de gaz naturel (excluant la production d'Olympia et de Viracocha).

Distributions mensuelles au comptable

Le 9 juin 2004, la Fiducie a annoncé qu'elle verserait une distribution au comptant de 0,12 $ la part le 15 juillet 2004 aux porteurs inscrits le 18 juin 2004. Le niveau de distribution reflète les attentes à l'égard du flux de trésorerie et du ratio de distribution pour l'année 2004 en fonction des conditions du prix actuel des marchandises et du taux de change.

Statut de la législation relative à la responsabilité limitée du porteur

En mai 2004, l'assemblée législative de l'Alberta a adopté le projet de loi 34 qui édictera une nouvelle loi intitulée Income Trust Liability Act et visant à créer une restriction statutaire de la responsabilité des porteurs de parts de fiducie de revenu de l'Alberta telle que la Fiducie. Le projet de loi a reçu la sanction royale le 19 mai 2004 et prendra effet par proclamation. La législation vise à protéger les porteurs de parts de fonds de revenu et de fiducies de redevances de certaines incertitudes juridiques à l'égard de la responsabilité potentielle des porteurs de parts. Se reporter à la rubrique « Facteurs de risque - Facteurs de risque généraux - Responsabilité limitée des porteurs » de la notice annuelle.

INFORMATION CONCERNANT LES PROPRIÉTÉS DE BREITBURN

Description des propriétés de Breitburn

Le texte qui suit est une description des principales propriétés pétrolières et de gaz naturel devant être acquises par la Fiducie à la réalisation de l'acquisition de Breitburn.

Beverly Hills East (unité West Pico)

Beverly Hills East est une propriété pétrolière et de gaz naturel située sur la côte du comté de Los Angeles (Californie). Occidental Petroleum a fait la découverte de West Pico en 1964. Un site de forage a été mis en place et les activités d'exploitation ont commencé en 1965 avec le puits no 1 de West Pico. La production a atteint son régime optimal en 1969 avec 12 800 barils de pétrole par jour et 33 kpi3 de gaz par jour. La production cumulative de l'unité West Pico est de 51 millions de barils de pétrole et 78 Gpi3 de gaz. Breitburn a acheté l'unité West Pico à Occidental en 1993 et détient une participation directe de 99%. La production actuelle de 26 puits exploités est d'environ 950 bep par jour de pétrole brut léger à moyen (environ 28 API) et de gaz associé. NSA a estimé les réserves prouvées et probables restantes de la participation de Breitburn à 16,8 millions de barils d'équivalent

pétrole. Le potentiel de mise en valeur inclut l'expansion du projet existant du maintien de pression (injection d'eau) et d'édification de puits de forage intercalaires.

Santa Fe Springs

Santa Fe Springs est une propriété pétrolière multi-zones située sur la côte du comté de Los Angeles (Californie). Union Oil Company a fait la découverte du champ de Santa Fe Springs en octobre 1919. La production a atteint son régime optimal en 1928 avec 300 000 barils par jour. L'unité de Santa Fe Srpings a été mise en place par Mobil en 1969. La production cumulative du champ Santa Fe Springs est de 625 millions de barils de pétrole. Breitburn a acheté l'unité Santa Fe Springs de Texaco (successeur de Mobil) en 1999 et détient une participation directe de 99,6%. La production actuelle de 83 puits exploités est d'environ 1 700 barils par jour de pétrole, principalement de pétrole brut léger (environ 35 API). NSA a estimé les réserves prouvées et probables restantes de la participation de Breitburn à 11,4 millions de barils d'équivalent pétrole. Le potentiel de mise en valeur inclut l'expansion des activités d'injection d'eau, les forage intercalaires, les remises en production et la réexploitation des puits fermés.

Réserves de pétrole et de gaz naturel

Les réserves attribuables aux propriétés de Breitburn ont été évaluées conformément à la NC 51-101 par NSA et CGA, ingénieurs du pétrole indépendants, dans les rapports datés respectivement du 9 juin 2004 et du 7 juin 2004 et en vigueur au 31 décembre 2003. Le texte qui suit est un résumé, au 31 décembre 2003, des réserves de pétrole brut, de LGN et de gaz naturel que les rapports ont attribués aux propriétés de Breitburn et de la valeur estimative actuelle des produits d'exploitation nets futurs relative à ces réserves, en fonction d'hypothèses sur les prix et coûts prévisionnels et constants. Les tableaux résument les données figurant dans les évaluations et, par conséquent, peuvent présenter des nombres légèrement différents de ceux des évaluations en raison de l'arrondissement. La méthode d'établissement des prix utilisée dans les évaluations des prix prévisionnels et constants est énoncée dans les notes sous les tableaux. À la réalisation de l'acquisition de Breitburn, Provident détiendra indirectement 92 % des titres de participation en circulation de Breitburn Energy Company L.P., qui détiendra les propriétés de Breitburn. Breitburn Energy Corporation continuera de détenir 8 % des titres de participation en circulation de Breitburn Energy Company L.P.

Toutes les évaluations des produits d'exploitation futurs ont été faites après la déduction des redevances, des frais de mise en valeur, des frais de production et des frais d'abandon de puits mais avant la constatation des coûts indirects tels que les frais administratifs, les frais généraux et autres dépenses diverses. Les produits d'exploitation nets futurs estimatifs présentés dans les tableaux suivants ne représentent pas nécessairement la juste valeur marchande des réserves de Breitburn. Rien ne garantit que les hypothèses sur les prix et coûts prévisionnels et constants figurant dans les rapport de NSA et de CGA seront confirmés, et les différences pourraient être importantes. D'autres hypothèses et caractéristiques à l'égard des coûts et autres points figurent dans les rapports relatifs aux réserves. Les estimations du rendement et des réserves des propriétés décrites aux présentes ne constituent que des estimations. Les réserves actuelles de pétrole et de gaz naturel et la production future des propriétés de Breitburn peuvent être supérieures ou inférieures à celles calculées.

RÉSERVES DE PÉTROLE ET DE GAZ DE BREITBURN
EN FONCTION DES PRIX ET COÛTS CONSTANTS(9)
							Liquides de gaz
	Pétrole léger et moyen		Pétrole lourd		Gaz naturel		naturel
	Kb	Kb	Kb	Kb	Mpi[3]	Mpi[3]	Kb	Kb
	bruts(1)	nets(1)	bruts(1)	nets(1)	bruts(1)	nets(1)	bruts(1)	nets(1)
Mises en valeur
exploitées prouvées(2)(6)	22 122	20 064	-	-	6 995	5 957	175	158
Mises en valeur
inexploitées prouvées(2)(7)	4 689	4 300	-	-	1 420	1 202	-	-
Non mises en valeur
prouvées(2)(8)	10 307	8 777	-	-	11 684	9 629	821	676
Total des réserves
prouvées(2)	37 118	33 142	-	-	20 099	16 789	996	834

VALEUR DES PRODUITS D'EXPLOITATION NETS FUTURS DE BREITBURN
EN FONCTION DES PRIX ET COÛTS CONSTANTS(9)
	Avant impôts, calculée au taux		Après impôts(11), calculée au taux
	d'actualisation de		d'actualisation de
	0%	10%	0%	10%
	(MM $)	(MM $)	(MM $)	(MM $)
Mises en valeur exploitées prouvées(2)(6)	297,4	139,6	273,8	128,1
Mises en valeur inexploitées prouvées(2)(7)	82,0	40,4	37,3	15,8
Non mises en valeur prouvées(2)(8)	293,7	142,5	196,7	98,0
Total des réserves prouvées(2)	673,1	322,4	507,8	241,9

PRODUITS D'EXPLOITATION NETS FUTURS (NON ACTUALISÉS) DE BREITBURN
EN FONCTION DES PRIX ET COÛTS CONSTANTS(9)
					Frais			Produits
				Frais	d'abandon	Produits		d'exploitation
				de mise	de puits et	d'exploitation		nets futurs
	Produits		Frais	en	de remise	nets futurs		après
	d'exploitation	Redevances	d'exploitation	valeur	en valeur	avant impôts	Impôts(11)	impôts(11)
	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)
Total des
réserves
prouvées(2)	1 631,1	237,7	570,7	139,0	10,6	673,1	165,3	507,8

PRODUITS D'EXPLOITATION NETS FUTURS DE BREITBURN
PAR GROUPES DE PRODUCTION
EN FONCTION DES PRIX ET COÛTS CONSTANTS(9)
Produits d'exploitation nets
futurs avant impôts (actualisés
	Groupe de production	au taux annuel de 10%) (M $)
Total des réserves prouvées(2)	Pétrole brut léger et moyen	317 241
	Pétrole lourd	-
	Gaz associé et non associé	5 167

RÉSERVES DE PÉTROLE ET DE GAZ DE BREITBURN
EN FONCTION DES PRIX ET COÛTS PRÉVISIONNELS(10)
							Liquides de gaz
	Pétrole léger et moyen		Pétrole lourd		Gaz naturel		naturel
	Kb	Kb	Kb	Kb	Mpi[3]	Mpi[3]	Kb	Kb
	bruts(1)	nets(1)	bruts(1)	nets (1)	bruts(1)	nets (1)	bruts(1)	nets(1)
Mises en valeur
exploitées prouvées(2)(6)	15 197	13 845	-	-	5 304	4 512	116	104
Mises en valeur
inexploitées prouvées(2)(7)	3 684	3 384	-	-	1 068	910	-	-
Non mises en valeur
prouvées(2)(8)	9 321	7 928	-	-	11 000	9 066	812	668
Total des réserves
prouvées(2)	28 202	25 158	-	-	17 372	14 489	928	772
Total des réserves
probables(3)	6 477	5 795	-	-	4 050	3 374	258	213
Total des réserves
prouvées et des réserves
probables(2)(3)	34 679	30 953	-	-	21 422	17 863	1 186	985

VALEUR DES PRODUITS D'EXPLOITATION NETS FUTURS DE BREITBURN
EN FONCTION DES PRIX ET COÛTS PRÉVISIONNELS(10)
	Avant impôts, calculée au taux d'actualisation de(1)					Après impôts (11), calculée au taux d'actualisation de (1)
	0%	5%	10%	15%	20%	0%	5%	10%	15%	20%
	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)
Mises en valeur
exploitées
prouvées(2)(6)	116	85	67	56	49	108	80	63	53	47
Mises en valeur
inexploitées
prouvées(2)(7)	49	33	25	19	15	42	29	21	16	13
Non mises en valeur
prouvées(2)(8)	194	121	87	67	53	162	101	72	55	43
Total des réserves
prouvées(2)	359	239	179	142	117	312	209	156	124	103

	Avant impôts, calculée au taux d'actualisation de(1)					Après impôts (11), calculée au taux d'actualisation de (1)
	0%	5%	10%	15%	20%	0%	5%	10%	15%	20%
	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)	(MM)
Total des réserves
probables(3)	166	81	50	35	27	108	52	32	22	16
Total des réserves
prouvées et des
réserves
probables(2)(3)	525	320	229	178	144	420	261	188	146	119

PRODUITS D'EXPLOITATION NETS FUTURS (NON ACTUALISÉS) DE BREITBURN
EN FONCTION DES PRIX ET COÛTS PRÉVISIONNELS(10)
					Frais			Produits
				Frais	d'abandon	Produits		d'exploitation
				de mise	de puits et	d'exploitation		nets futurs
	Produits		Frais	en	de remise	nets futurs		après
	d'exploitation	Redevances	d'exploitation	valeur	en valeur	avant impôts	Impôts (11)	impôts(11)
	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)	(MM $)
Total des
réserves
prouvées(2)	1 111,2	161,8	456,7	116,3	18,7	358,5	46,6	312,0
Total des
réserves
prouvées et
des réserves
probables(2)(3)	1 400,0	206,0	511,4	139,4	18,7	524,6	104,6	420,0

PRODUITS D'EXPLOITATION NETS FUTURS DE BREITBURN
PAR GROUPE DE PRODUCTION
EN FONCTION DES PRIX ET COÛTS PRÉVISIONNELS(10)
Produits d'exploitation nets
futurs avant impôts (actualisés
	Groupe de production	au taux annuel de 10%) (M $)
Total des réserves prouvées(2)	Pétrole brut léger et moyen	175 772
	Pétrole lourd	-
	Gaz associé et non associé	3 068

Notes :

  Les « réserves brutes » représentent la participation directe (exploitée ou non exploitée) de Breitburn avant déduction des redevances et sans inclure aucun droit à redevances de Breitburn. Les « réserves nettes » représentent la participation directe (exploitée ou non exploitée) de Breitburn après déduction des redevances à payer, plus les droits à redevances de Breitburn sur les réserves. Les réserves et les valeurs indiquées sont fondées sur la totalité de la participation de Breitburn dans les propriétés en date du 31 décembre 2003.

  Les réserves « prouvées » sont les réserves qu'on estime avec une certitude élevée pouvoir récupérer; il est probable que les quantités restantes effectivement récupérées seront supérieures aux réserves prouvées estimatives.

  Les réserves « probables » sont les réserves additionnelles pour lesquelles la certitude de récupération est inférieure à celle des réserves prouvées; il est tout aussi probable que les quantités restantes effectivement récupérées seront supérieures ou inférieures à la somme des réserves prouvées et des réserves probables estimatives.

  Les réserves « possibles » sont les réserves additionnelles pour lesquelles la certitude de récupération est inférieure à celle des réserves probables; il est peu probable que les quantités restantes effectivement récupérées seront supérieures à la somme des réserves prouvées, des réserves probables et des réserves possibles estimatives.

  Les réserves « mises en valeur » sont les réserves qu'on prévoit récupérer par l'entremise de puits existants et d'installations actuelles ou, à défaut d'installations déjà montées, dont la mise en production nécessiterait des dépenses peu élevées (par exemple, comparativement aux coûts du forage d'un puits).

  Les réserves « mises en valeur exploitées » sont les réserves qu'on prévoit récupérer d'intervalles d'achèvement ouverts au moment de l'estimation; ou bien ces réserves sont exploitées au moment envisagé, ou bien, si elles sont inutilisées, elles doivent avoir été mises en production antérieurement et la date de reprise de la production doit être connue avec une certitude raisonnable.

  Les réserves « mises en valeur inexploitées » sont les réserves qui n'ont pas été mises en production ou qui ont antérieurement été en production, mais qui sont inutilisées et dont la date de reprise de la production est inconnue.

  Les réserves « non mises en valeur » sont les réserves qu'on prévoit récupérer à partir de gisements connus dont la mise en production nécessiterait des dépenses considérables (par exemple, comparativement aux coûts du forage d'un puits); elles doivent respecter pleinement les critères de la catégorie de réserves (prouvées, probables, possibles) à laquelle elles sont attribuées.

  Les prix de produits utilisés dans les évaluations des prix et coûts constants dans les rapports de NSA et de CGA pour Breitburn sont les suivants : Nymex West Texas Intermediate Crude 43,36 $ CA/b; Henry Hub Natural Gas 7,96 $ CA/Kbtu.

  Les hypothèses de tarification utilisées dans les rapports de NSA et de CGA pour Breitburn à l'égard de la valeur des produits d'exploitation nets futurs (prévisionnels) de même que des taux de change et d'inflation utilisés pour les frais d'exploitation et les coûts des investissements sont présentés ci-après dans le résumé des hypothèses de prix de McDaniel & Associates Consultants Ltd. NSA et CGA sont des évaluateurs de réserves qualifiés indépendants nommés en vertu de la NC 51-101.

  Les prévisions après impôts pour les propriétés de Breitburn sont fondées sur l'impôt américain.

Hypothèse de prix de
McDaniel & Associates Consultants Ltd.
au 1er janvier 2004
						Liquides
				Pétrole	Gaz	de gaz	Taux	Taux de
	Pétrole brut léger et moyen			lourd	naturel	naturel	d'inflation	change
		Pétrole	Pétrole	Pétrole
	WTI à	léger à	moyen à	lourd à
	Cushing	Edmonton	Cromer	Hardisty	Prix	LGN à
	(Oklahoma)	40° API	29° API	12° API	AECO	Edmonton
	$ CA/b	$ CA/b	$ CA/b	$ CA/b	$ CA/Kpi[3]	$ CA/b	%/an	$US/$CA
Année de
prévision
2004	29,00	37,70	32,20	22,70	5,50	27,90	2,0	0,750
2005	26,50	34,30	29,71	21,55	5,19	25,50	2,0	0,750
2006	25,50	33,00	28,84	21,56	4,87	24,50	2,0	0,750
2007	25,00	32,30	28,06	20,63	4,68	23,80	2,0	0,750
2008	25,00	32,30	27,97	20,39	4,53	23,70	2,0	0,750
2009	25,50	32,90	28,48	20,76	4,57	24,10	2,0	0,750
2010	26,00	33,50	29,00	21,11	4,60	24,50	2,0	0,750
2011	26,50	34,20	29,61	21,56	4,69	25,00	2,0	0,750
2012	27,00	34,80	30,11	21,91	4,78	25,40	2,0	0,750
2013	27,50	35,50	30,72	22,35	4,87	26,00	2,0	0,750
2014	28,10	36,20	31,32	22,79	4,97	26,50	2,0	0,750
2015	28,70	37,00	32,03	23,32	5,08	27,10	2,0	0,750
2016	29,30	37,80	32,73	23,85	5,19	27,60	2,0	0,750
2017	29,90	38,60	33,43	24,37	5,29	28,20	2,0	0,750
2018	30,50	39,30	34,02	24,79	5,40	28,70	2,0	0,750
2019	31,10	40,10	34,72	25,30	5,51	29,30	2,0	0,750
2020	31,70	40,90	35,41	25,80	5,61	29,90	2,0	0,750
2021	32,30	41,70	36,10	26,30	5,72	30,50	2,0	0,750
2022	32,90	42,40	36,69	26,69	5,82	31,00	2,0	0,750
2023	33,60	43,30	37,47	27,28	5,95	31,60	2,0	0,750
Par la
suite	33,60	43,30	37,47	27,28	5,95	31,60	0,0	0,750

Frais futurs de mise en valeur

Le tableau suivant présente les frais futurs de mise en valeur pour les réserves non mises en valeur à l'égard des propriétés de Breitburn.

Total des réserves
	Total des réserves	Total des	prouvées et des
	prouvées	réserves prouvées	réserves probables
	estimé selon les	estimé selon les	estimé selon les
	prix et coûts	prix et coûts	prix et coûts
	constants	prévisionnels	prévisionnels
	(M $)	(M $)	(M $)
2004	14 882	14 979	15 041
2005	21 306	21 655	26 879
2006	6 442	6 268	9 083
2007	4 007	4 051	5 328
2008	3 981	4 028	4 219
Total non actualisé pour toutes les années	138 999	116 324	139 406
Total actualisé à 10 % pour toutes les années	67 479	63 537	75 150

Provident utilisera une combinaison de sources de financement pour les frais futurs de mise en valeur, y compris le flux de trésorerie généré par l'entreprise, le financement par emprunt et le financement par actions dont des programmes de réinvestissement de dividendes et autres émissions de titres. Le coût de ces fonds ne devrait pas avoir une incidence importante ou significative sur les provisions.

Frais d'abandon de puits et de remise en valeur

Les frais d'abandon de puits prévus qui sont liés aux propriétés de Breitburn pour chacune des trois prochaines années et au cours de la durée des réserves sont montrés ci-après, à la fois non actualisés et actualisés à 10 % selon les prix et coûts constants.

Frais d'abandon de
puits - M $

2004	-
2005	-
2006	-
3 années Soustotal	-

Total non actualisé	10 559

Total actualisé à 10%	496

Puits de pétrole et de gaz

Le tableau suivant présente le nombre et la catégorie des puits dans lesquels la Fiducie acquerra une participation directe aux termes de l'acquisition de Breitburn.

	Puits de pétrole				Puits de gaz naturel
	Exploités		Inexploités (1)		Exploités		Inexploités (1)
	Bruts(2)	Nets	Bruts	Nets	Brutes(2)	Nets	Bruts	Nets
Californie
Beverly Hills East	26	23,5	32	31,5	-	-	-	-
Santa Fe Springs	83	82,5	155	154,4	-	-	-	-
Autres	191	126,7	84	59,4	-	-	1	1
Total pour la Californie	300	232,7	271	245,3	-	-	1	1
Wyoming	6	1,9			-	-	-	-
	306	234,6	271	245,3	-	-	1	1

Notes :

  Les puits inexploités s'entend des puits qui ont atteint le pétrole brut ou le gaz naturel et ont été en mesure d'en produire mais qui sont inexploités en raison du manque de facilités de transport disponible, des marchés disponibles ou autres raisons.
  Les puits « bruts » s'entend du nombre de puits dans lesquels Breitburn a une participation et inclut les puits unitaires.
  Les puits « nets » s'entend du nombre total de puits obtenus en multipliant chaque puits brut par le pourcentage de la participation de Breitburn.

Biens immobiliers

Le tableau suivant présente pour les propriétés de Breitburn le total en biens immobiliers des propriétés prouvées et non prouvées devant être acquises par la Fiducie. Breitburn n'a aucune propriété à laquelle des réserves ne sont pas attribuées.

			Propriétés non
	Mise en valeur (acres)		prouvées (acres)		Total (acres)
	Brut	Net(1)	Brut	Net	Brut	Net(1)
Californie
Alamitos	150	150	-	-	150	150
Beverly Hills East	315	309	-	-	315	309
Brea Olinda	300	300	-	-	300	300
East Coyote	612	31	-	-	612	31
Recreation Park	133	78	-	-	133	78
Rosecrans	312	312	-	-	312	312
Santa Fe Springs	580	580	-	-	580	580
Sawtelle	633	63	-	-	633	63
Total pour la Californie	3 035	1 823	-	-	3 035	1 823

Propriétés non
	Mise en valeur (acres)		prouvées (acres)		Total (acres)
	Brut	Net(1)	Brut	Net	Brut	Net(1)
Wyoming
Lost Dome	300	94	-	-	300	94
	3 335	1 917	-	-	3 335	1 917

Note:

(1) Le terme « net » s'entend de la participation directe de Breitburn dans le secteur du brut.

Contrats à terme

Ci-après figurent les détails des contrats à terme relatifs aux propriétés de Breitburn. L'incidence de ces contrats est comprise dans les produits d'exploitation nets futurs figurant dans les tableaux des réserves et des valeurs.

Année	Type	Produit	Modalité	Volume	Durée du contrat
2004	Financier	Pétrole léger	25,07 $ US	250 b/j	de janvier 2004 à juin 2004
	Financier	Pétrole léger	25,07 $ US	500 b/j	de juillet 2004 à déc. 2004
	Financier	Pétrole léger	24,48 $ US	250 b/j	de janvier 2004 à juin 2004
	Financier	Pétrole léger	23,35 $ US	1 000 b/j	de janvier 2004 à juin 2004
	Financier	Pétrole léger	25,20 $ US	500 b/j	de janvier 2004 à juin 2004
	Financier	Pétrole léger	24,75 $ US	500 b/j	de janvier 2004 à juin 2004
	Financier	Pétrole léger	24,75 $ US (accordé en juin 2004)	500 b/j	de juillet 2004 à déc. 2004
	Financier	Pétrole léger	23,09 $ US	250 b/j	de janvier 2004 à déc. 2004
	Financier	Pétrole léger	23,03 $ US	750 b/j	de juillet 2004 à déc. 2004
2005	Financier	Pétrole léger	23,96 $ US	2 000 b/j	de janvier 2005 à déc. 2005
	Financier	Pétrole léger	25,07 $ US (accordé en décembre 2004)	500 b/j	de janvier 2005 à juin 2005
2006	Financier	Pétrole léger	23,70 $ US	500 b/j	de janvier 2006 à déc. 2006

Frais engagés

Un total de 17 891 000 $ et de 4 345 628 $, respectivement, ont été engagés dans des frais de mise en valeur à l'égard des propriétés de Breitburn pour l'exercice terminé le 31 décembre 2003 et la période de trois mois terminée le 31 mars 2004, selon un taux de change de 0,715 $ US/1 $ CA pour 2003 et 0,75 $ US/1 $ CA pour le premier trimestre de 2004.

Activités d'exploration et de mise en valeur

Le tableau suivant présente les puits bruts et nets faisant l'objet d'exploration et de mises en valeur qui ont été forés sur les propriétés de Breitburn au cours des périodes indiquées.

	Période de trois mois terminée le
	31 mars 2004		Exercice terminé le 31 décembre 2003
	Brut	Net	Brut	Net
Pétrole léger et moyen	1	1	3	2,4
Gaz naturel	-	-	-	-
De service	-	-	1	0,9
Sec	-	-	-	-
Total	1	1	4	3.3

Estimations de production

Le tableau suivant présente le volume de production estimatif pour la période du 1er janvier 2004 au 31 décembre 2004 pour les propriétés de Breitburn, lequel est représenté dans les produits d'exploitation nets futurs estimatifs indiqués dans les tableaux présentés à la rubrique intitulée « Réserves de pétrole et de gaz naturel » (prix et coûts prévisionnels prouvés totaux).

	Pétrole léger et			Liquides de gaz
	moyen	Pétrole lourd	Gaz naturel	naturel	Total
	(b/j)	(b/j)	(Kpi3/j)	(b/j)	(bep/j)

2004 (12 mois)	4 126	-	2 549	156	4 707

Historique de la production

Les tableaux suivants résument certains renseignements concernant la production, les prix des produits obtenus, des redevances payées, des frais d'exploitation et du revenu net obtenu à l'égard des propriétés de Breitburn pour les périodes indiquées. La production actuelle des propriétés de Breitburn est d'environ 3 675 bep/j, dont 2,1 Mpi3/j de gaz naturel, 3 330 b/j de pétrole brut et de LGN.

Trimestre terminé le
	2004	2003
	31 mars	31 décembre	30 septembre	30 juin	31 mars
Production quotidienne moyenne
Pétrole brut léger et moyen (b/j)	3 328	3 524	3 530	4 054	4 856
Gaz (Kpi3/j)	1 238	1 502	1 513	1 119	1 572
LGN (b/j)	25	21	31	30	23
Combinée (bep/j)	3 559	3 795	3 813	4 271	5 141

Prix moyen obtenu
Pétrole brut léger et moyen ($/b)	42,43 $	38,88 $	37,55 $	35,29 $	41,80 $
Gaz ($/Kpi3)	7,99 $	6,55 $	7,44 $	7,99 $	6,60 $
LGN ($/b)	40,32 $	30,55 $	31,72 $	33,48 $	38,77 $
Combinée ($/bep)	42,73 $	38,85 $	37,97 $	35,82 $	41,68 $

Trimestre terminé le
	2004	2003
	31 mars	31 décembre	30 septembre	30 juin	31 mars

Redevances
Pétrole brut léger et moyen ($/b)	3,87 $	3,49 $	3,53 $	4,45 $	4,14 $
Gaz ($/Kpi3)	0,87 $	0,60 $	0,47 $	1,13 $	0,70 $
LGN ($/b)	8,61 $	8,93 $	7,32 $	8,54 $	8,20 $
Combinée ($/bep)	3,98 $	3,53 $	3,51 $	4,58 $	4,17 $

Coûts d'exploitation
Combinés ($/bep)	13,45 $	14,71 $	13,13 $	12,35 $	12,15 $

Revenu net obtenu
Combiné ($/bep)	25,30 $	20,61 $	21,33 $	18,89 $	25,36 $

Note :

  Taux de change de 0,715 $ US/1 $ CA pour 2003 et de 0,75 $ US/1 $ CA pour le premier trimestre de 2004. Suppose une redevance moyenne de 11%.

Le tableau suivant indique la production quotidienne moyenne des champs importants liés aux propriétés de Breitburn pour l'exercice terminé le 31 décembre 2003.

Pétrole brut
	léger et moyen	Gaz naturel	LGN	Total
	(b/j)	(kpi3/j)	(b/j)	(bep/j)
Californie
Santa Fe Springs	1 726	-	-	1 726
Beverly Hills East	599	828	-	737

Incertitudes ou facteurs significatifs

Il n'existe aucune autre incertitude ou facteurs significatifs qui pourraient avoir une incidence sur les réserves et les valeurs attribuables aux propriétés de Breitburn autres que les facteurs généraux relatifs aux activités pétrolières et gazéifères, tel qu'il est présenté dans la notice annuelle à la rubrique « Facteurs de risque » et tel qu'il est décrit dans le présent prospectus simplifié.

Réserves non mises en valeur et inexploitées

Les réserves non mises en valeur probables et prouvées pour les propriétés de Breitburn consistent en des puits édifiés sur terrains intercalaires et des puits d'injection à la propriété Beverly Hills East, lesquels puits devraient être forés au cours des deux prochaines années à partir d'un site de forage urbain central avec des installations de production adjacentes. Les réserves non mises en valeur de Beverly Hills East ont été attribuées à l'expansion du projet du maintien de pression (injection d'eau) de même qu'à l'édification de puits intercalaires.

Les réserves non mises en valeur probables et prouvées ont également été affectées à l'expansion du projet d'expansion par injection d'eau de la zone Stern au champ d'East Coyote d'Orange County (Californie). On prévoit réaliser cette injection d'eau en deux étapes, la première commençant en 2004 et la seconde en 2006.

Les réserves mises en valeur inexploitées probables et prouvées ont été affectées à l'injection d'eau de la zone Bell à la propriété Santa Fe Springs. Il s'agit d'une expansion des activités existantes d'injection d'eau dans le champ de Santa Fe Springs. L'injection d'eau de Bell se fera en deux étapes, la première commençant en 2004 et la seconde en 2005.

Les réserves mises en valeur inexploitées probables et prouvées ont été affectées à des puits fermés ou dont l'exploitation a été suspendue et seront exploités de nouveau au cours des trois prochaines années dans divers champs côtiers dans le comté de Los Angeles (Californie).

INCIDENCES DE L'ACQUISITION DE BREITBURN SUR LA FIDUCIE

Principaux renseignements provisoires sur l'exploitation et les réserves

Le tableau suivant présente certaines renseignements sur l'exploitation et les réserves à l'égard de la Fiducie et de Breitburn sur une base combinée provisoire pour les périodes indiquées.

	Fiducie(1)	Breitburn (2)	Total
Réserves prouvées
Pétrole brut et LGN (kb)	30 779	29 130	59 909
Gaz naturel (gpi3)	187 505	17 372	204 877
Total (kbep)	62 030	32 026	94 055

Réserves prouvées et probables
Pétrole brut et LGN (kb)	41 879	35 865	77 743
Gaz naturel (gpi3)	237 719	21 422	259 142
Total (kbep)	81 498	39 435	120 934

	Fiducie(1)	Breitburn (2)	Total
Valeur nette actuelle des produits d'exploitation nets
futurs des réserves actualisés à 10% (M $)
Réserves prouvées	533	179	712
Réserves prouvées et probables	642	229	871

Production quotidienne moyenne estimative
(pour l'exercice 2004)(3)
Pétrole brut et LGN (b/j)	18 326	4 282	22 608
Gaz naturel (Mpi3)	89 150	2 549	91 699
Total (bep/j)	33 184	4 707	37 891

Biens immobiliers inexploités
(en milliers d'acres nets)(4)	478	-	478

Puits de pétrole et de gaz naturel (puits nets)(5)
Puits de pétrole exploités	1 158,0	234,6	1392,6
Puits de gaz naturel exploités	648,1	-	648,1

Notes :

  Les réserves de la Fiducie comprennent les réserves de Provident Energy Ltd. telles qu'elles ont été évaluées par McDaniel & Associates Consultants Ltd. selon les prix et coûts prévisionnels en date du 31 décembre 2003, les réserves d'Olympia telles qu'elles ont été évaluées par Gilbert Lautsen Jung Associates Ltd. le 1er janvier 2004 selon les prix et coûts prévisionnels, et les réserves de Viracocha telles qu'elles ont été évaluées par Gilbert Lautsen Jung Associates Ltd. le 1er janvier 2004 selon les prix et coûts prévisionnels.

  Les réserves de Breitburn telles qu'elles ont été évaluées par NSA le 31 décembre 2003 et par CGA le 31 décembre 2003 selon les prix et coûts prévisionnels en utilisant les prévisions de prix du 1er janvier 2004 de McDaniel & Associates Consultants Ltd.

  La production quotidienne moyenne prévisionnelle selon les rapports sur le total des réserves prouvées.

  Les puits nets désignent le nombre total de puits obtenu en multipliant chaque puits brut par le pourcentage de la participation de chaque entité.

DÉTAILS DU PLACEMENT

Le placement est composé de 12 100 000 parts au prix de 10,40 $ la part et de 50 000 débentures au prix de 1 000 $ la débenture. Si l'option des preneurs fermes est levée en totalité, 1 000 000 de parts supplémentaires peuvent être émises. Le texte qui suit résume les principales caractéristiques des parts et des débentures. Le présent résumé ne prétend pas être complet et est donné sous réserve des modalités de l'acte de fiducie à l'égard des parts et des modalités de l'acte de fiducie (défini ci-après) à l'égard des débentures.

Parts

Un nombre illimité de parts peuvent être créées et émises aux termes de l'acte de fiducie. Chaque part représente une participation véritable indivise fractionnaire et égale dans toute distribution de la Fiducie (qu'il s'agisse de bénéfices nets, de gains en capital réalisés nets ou d'autres montants) et dans les actifs nets de la Fiducie en cas de cessation ou de liquidation de la Fiducie. Toutes les parts en circulation de temps à autre donnent droit à une part égale dans toute distribution de la Fiducie et dans tout élément d'actif net de celle-ci en cas de résiliation ou de liquidation de la Fiducie. Toutes les parts sont de rang égal et proportionnel entre elles sans distinction, préférence ni priorité. Chaque part est cessible, n'est pas soumise à des droits de préemption ou de conversion et confère à son porteur le droit d'exiger de la Fiducie le rachat de la totalité ou d'une partie des parts que détient un tel porteur et confère une voix aux assemblées de porteurs par part de la Fiducie détenue. Une description complète des droits de rachat associés aux parts figure à la rubrique « Renseignements sur Provident Energy Trust, Provident Energy Ltd. et certaines filiales » de la notice. L'acte de fiducie prévoit que la responsabilité des porteurs n'est pas engagée que ce soit d'un point de vue contractuel ou délictuel ou de toute autre manière relativement à l'actif, aux obligations ou aux affaires internes de la Fiducie ou relativement à tous actes accomplis par le fiduciaire de la Fiducie ou toute autre personne en vertu de l'acte de fiducie.

L'acte de fiducie prévoit, entre autres, la convocation d'assemblées des porteurs, la conduite des débats lors de ces assemblées, des dispositions relatives aux avis, la nomination et le retrait du fiduciaire de la Fiducie et un spécimen de certificat qui atteste les parts, et il peut être modifié de temps à autre. Des modifications importantes apportées à l'acte de fiducie, y compris la cessation d'existence de la Fiducie et la vente ou le transfert de la totalité ou de la quasi-totalité des biens de la Fiducie, doivent faire l'objet d'une approbation dans le cadre d'une assemblée extraordinaire des porteurs au cours de laquelle une résolution doit être adoptée par une majorité d'au moins 66 2/3 % des voix exprimées, soit en personne ou par procuration, à cette assemblée ou au moyen d'une approbation écrite des porteurs d'au moins 66 2/3 % des parts en circulation.

Les porteurs inscrits le ou vers le 21e jour de chaque mois civil (ou tout autre jour déterminé par la Fiducie) ont droit à des distributions au comptant de la Fiducie pour ce mois. Ces distributions sont versées vers le 15e jour du mois suivant.

Débentures

Généralités

Les débentures seront émises conformément à un acte de fiducie relatif aux débentures (l'« acte de fiducie ») qui portera la date de clôture et sera conclu entre la Fiducie, Provident et Société de fiducie Computershare du Canada (le « fiduciaire des débentures »). Est illimité le capital global des débentures dont l'émission est autorisée.

Les débentures porteront la date de la clôture et ne pourront être émises qu'en coupures de 1 000 $ et de multiples de cette somme. La date d'échéance des débentures sera le 31 juillet 2009.

Les débentures porteront intérêt à compter de la date d'émission au taux annuel de 8%, qui sera payable semestriellement à terme échu le 31 juillet et le 31 janvier de chaque année, à compter du 31 janvier 2005. Le premier versement comprendra l'intérêt couru pendant la période allant de la clôture du présent placement au 31 janvier 2005, en excluant cette date.

Le capital des débentures sera payable en monnaie légale du Canada ou, au gré de la Fiducie et sous réserve de l'approbation des organismes de réglementation compétents, sous forme de parts, tel qu'il est décrit plus amplement aux rubriques « Paiement au moment du remboursement ou à l'échéance » et « Remboursement et achat ». L'intérêt sur les débentures sera payable en monnaie légale du Canada et, au gré de la Fiducie et sous réserve de l'approbation des organismes de réglementation compétents, conformément au choix de versement de l'intérêt sous forme de parts, tel qu'il est décrit à la rubrique « Option de versement de l'intérêt ».

Les débentures constitueront des obligations directes de la Fiducie, ne seront pas garanties par une hypothèque, un nantissement ou une autre charge et seront subordonnées aux autres dettes de la Fiducie, tel qu'il est indiqué à la rubrique « Subordination ». L'acte de fiducie n'empêchera pas la Fiducie de contracter des dettes supplémentaires à l'égard de sommes empruntées ni d'hypothéquer, de nantir ou de grever ses biens afin de garantir une dette.

Privilèges de conversion

Les débentures seront convertibles au gré du porteur en parts entièrement libérées non susceptibles d'appels subséquents à tout moment avant la fermeture des bureaux le jour où les débentures viennent à échéance ou le jour ouvrable précédant la date fixée par la Fiducie aux fins du rachat des débentures, selon la première éventualité, au prix de conversion de 12,00 $ la part, soit un taux de conversion de 83,3333 parts par tranche de 1 000 $ du capital des débentures. Les porteurs qui convertissent leurs débentures recevront l'intérêt couru et impayé sur celles-ci.

Sous réserve des dispositions qui y sont énoncées, l'acte de fiducie prévoira également le rajustement du prix de conversion dans certains cas, notamment a) le fractionnement ou le regroupement des parts en circulation, b) la distribution de parts aux porteurs de celles-ci au moyen d'un placement ou autrement, à l'exception d'une émission de titres aux porteurs de parts ayant choisi de recevoir les distributions sous forme de titres de la Fiducie au lieu de distributions au comptant versées dans le cours normal des affaires, c) l'émission aux porteurs de parts d'options, de droits ou de bons de souscription leur donnant le droit d'acquérir des parts ou d'autres titres convertibles en parts à un prix inférieur à 95 % du cours du marché alors en vigueur (au sens donné à ce terme ci-après) des parts et d) la distribution à la totalité des porteurs de parts de titres ou d'éléments d'actif (autres que des distributions au comptant et des distributions équivalentes sous forme de titres faites au lieu de distributions au comptant versées dans le cours normal des affaires). Il n'y aura aucun rajustement du prix de conversion à l'égard de l'un ou l'autre des événements décrits en b), c) ou d) ci-dessus si les porteurs de débentures sont autorisés à participer comme s'ils avaient converti leurs débentures avant la date de clôture des registres ou la date d'effet applicable. La Fiducie ne sera pas tenue de rajuster le prix de conversion, à moins que l'effet cumulatif de ces rajustements ne modifie le prix de conversion d'au moins 1%.

Le terme « cours du marché en vigueur » désignera, dans l'acte de fiducie, le cours moyen pondéré des parts à la TSX pendant la période de 20 jours de bourse consécutifs se terminant le cinquième jour de bourse précédant la date de l'événement applicable.

En cas de reclassement des parts ou de restructuration du capital (à l'exception d'une modification découlant d'un regroupement ou d'un fractionnement), si la Fiducie fait l'objet d'un regroupement ou d'une fusion avec une autre entreprise, si les biens et l'actif de la Fiducie sont vendus ou transférés en totalité ou en quasi-totalité à une autre entreprise, ou si la Fiducie est liquidée ou dissoute, les modalités du privilège de conversion seront rajustées de sorte que le porteur de chaque débenture pourra obtenir, après le reclassement, la restructuration du capital, le regroupement, la fusion, la vente, le transfert, la liquidation ou la dissolution en question, le nombre de parts qu'il aurait eu le droit de recevoir si, à la date d'effet d'une telle opération, il avait été le porteur du nombre de parts en lesquelles la débenture était convertible avant la date d'effet en question.

Aucune fraction de part ne sera émise au moment de la conversion des débentures, mais la Fiducie réglera plutôt cette fraction au moyen d'un paiement au comptant correspondant au cours du marché en vigueur de la fraction en question.

Rachat et achat

Les débentures ne pourront être rachetées avant le 31 juillet 2007. Après le 31 juillet 2007 et avant l'échéance, les débentures pourront être rachetées, en totalité ou en partie, au gré de la Fiducie, moyennant un préavis d'au plus 60 jours et d'au moins 30 jours, au prix de rachat de 1 050 $ la débenture après la période du 31 juillet 2007 au 31 juillet 2008 et au prix de rachat de 1 025 $ la débenture par la suite jusqu'à échéance, dans chaque cas, majoré de l'intérêt couru et impayé, le cas échéant.

Si les débentures ne sont pas rachetées en totalité, le fiduciaire des débentures choisira les débentures à racheter de façon proportionnelle ou de toute autre façon qu'il jugera équitable.

La Fiducie aura le droit d'acheter des débentures sur le marché, au moyen d'une offre d'achat ou de gré à gré.

Paiement au moment du rachat ou à l'échéance

Au moment du rachat ou à l'échéance, la Fiducie remboursera la dette représentée par les débentures en versant au fiduciaire des débentures, en monnaie légale du Canada, une somme correspondant au prix de rachat des débentures en circulation devant être rachetées ou au capital des débentures en circulation parvenues à échéance, majoré, dans chaque cas, de l'intérêt couru et impayé. La Fiducie pourra, à son gré, au moyen d'un préavis d'au plus 60 jours et d'au moins 40 jours et sous réserve de l'approbation des organismes de réglementation compétents, choisir de remplir son obligation de régler le prix de rachat applicable des débentures devant être rachetées ou de rembourser le capital des débentures qui sont parvenues à échéance en émettant aux porteurs de débentures des parts librement négociables. L'intérêt couru et impayé s'y rapportant sera payé au comptant. Le nombre de parts devant être émises sera établi en divisant le prix de rachat des débentures en circulation devant être rachetées ou le capital des débentures en circulation qui sont parvenues à échéance, selon le cas, par 95 % du cours du marché en vigueur des parts à la date fixée pour le rachat ou à la date d'échéance, selon le cas. Aucune fraction de part ne sera émise aux porteurs de débentures au moment du rachat ou à la date d'échéance, mais la Fiducie réglera plutôt cette fraction de part au moyen d'un paiement au comptant correspondant au cours du marché en vigueur de la fraction en question.

Subordination

Le remboursement du capital des débentures et le versement de l'intérêt seront subordonnés, en droit de paiement, comme il est indiqué dans l'acte de fiducie, au remboursement intégral préalable de la dette de premier rang et de la dette envers les fournisseurs de la Fiducie. La « dette de premier rang » de la Fiducie sera définie dans l'acte de fiducie comme désignant le capital et la prime, s'il y a lieu, ainsi que l'intérêt et les autres sommes se rapportant à toutes les dettes de la Fiducie (qu'elles soient impayées à la date de l'acte de fiducie ou contractées par la suite), autres que les dettes attestées par les débentures et toutes les autres débentures existantes et futures (y compris les débentures à 8,75 % et les débentures à 10,5%) ou les autres titres d'emprunt de la Fiducie qui, selon les modalités du document les créant ou les attestant, sont indiqués comme étant de rang égal aux débentures ou subordonnés à celles-ci en ce qui concerne le droit de paiement. Sous réserve des exceptions légales ou prioritaires ou des dispositions des modalités de titres particuliers, chaque débenture émise aux termes de l'acte de débentures aura rang égal aux autres débentures et à toutes les débentures subordonnées et non garanties présentes et futures de la Fiducie, à l'exception des dispositions d'amortissement (le cas échéant) applicables à différentes séries de débentures ou catégories semblables d'obligations de la Fiducie.

L'acte de fiducie prévoit qu'en cas de procédures d'insolvabilité ou de faillite, ou de mise sous séquestre, de liquidation, de réorganisation ou de toute autre procédure similaire relative à la Fiducie, à ses biens ou à son actif, en cas de procédure en vue de la liquidation ou de la dissolution volontaire de la Fiducie, entraînant ou non son insolvabilité ou sa faillite, ou l'ordonnancement de l'actif et du passif de la Fiducie, les porteurs de la dette de premier rang, y compris les comptes fournisseurs, auront alors le droit d'être payés en entier avant que les porteurs de débentures puissent recevoir un versement ou une distribution de quelque nature que ce soit, au comptant, en biens ou en titres, qui pourrait être fait dans l'un ou l'autre de ces cas relativement aux débentures ou à l'intérêt couru et impayé sur celles-ci. L'acte de fiducie prévoit également que la Fiducie ne fera aucun paiement et que les porteurs de débentures n'auront pas le droit d'exiger ou de recevoir un versement ou un avantage ni d'intenter des poursuites à cette fin (notamment par voie de compensation, de regroupement de comptes ou de réalisation d'une sûreté ou autrement, de quelque manière que ce soit) en raison de la dette représentée par les débentures a) d'une manière qui ne serait pas conforme aux modalités (telles qu'elles existent à la date d'émission) des débentures ou b) à un moment où un cas de défaut est survenu aux termes de la dette de premier rang et persiste, et où l'avis de défaut a été donné à la Fiducie par les porteurs de la dette de premier rang ou pour leur compte, sauf si la dette de premier rang a été remboursée en entier.

Les débentures seront aussi subordonnées aux droits des créanciers des filiales de la Fiducie, sauf dans la mesure où cette dernière est un créancier de ces filiales ayant un rang au moins égal à celui de ces autres créanciers. Plus particulièrement, les débentures seront effectivement subordonnées, en droit de paiement, au remboursement intégral préalable de la totalité de la dette aux termes de la facilité de crédit définie aux présentes.

Priorité par rapport aux distributions de la Fiducie

L'acte de fiducie prévoit que certains frais de la Fiducie doivent être déduits dans le calcul de la somme devant être distribuée aux porteurs de parts. Par conséquent, les fonds nécessaires au versement de l'intérêt sur les débentures, de même que la somme à verser au moment du rachat ou à l'échéance des débentures ou dans le cadre d'un cas de défaut (au sens donné à ce terme ci-après), seront déduits des sommes qui seraient par ailleurs payables aux porteurs de parts à titre de distributions et retenus sur ces sommes.

Changement de contrôle de la Fiducie

Dans un délai de 30 jours suivant un changement de contrôle de la Fiducie qui comporte l'acquisition du contrôle des droits de vote rattachés à 66 2/3 % et plus des parts (un « changement de contrôle »), la Fiducie sera tenue de faire une offre écrite visant l'achat de toutes les débentures alors en circulation (l'« offre ») à un prix correspondant à 101 % du capital de celles-ci, majoré de l'intérêt couru et impayé (le « prix de l'offre »).

L'acte de fiducie contient des dispositions relatives à l'avis et au remboursement qui exigent que la Fiducie avise par écrit le fiduciaire des débentures qu'un changement de contrôle est survenu, dans un délai de 30 jours de ce changement, et qu'une offre a été soumise. Le fiduciaire des débentures postera ensuite sans délai, à chaque porteur des débentures, un avis du changement de contrôle ainsi qu'un exemplaire de l'offre relative au remboursement de toutes les débentures en circulation.

Si 90 % et plus du capital global des débentures en circulation à la date à laquelle l'avis de changement de contrôle a été donné ont été déposées auprès de la Fiducie en réponse à l'offre, la Fiducie aura le droit et l'obligation de racheter la totalité des débentures restantes au prix de l'offre. L'avis d'un tel rachat doit être donné par la Fiducie au fiduciaire des débentures dans un délai de 10 jours suivant l'expiration de l'offre, et celui-ci doit donner un tel avis dès que possible par la suite aux porteurs de débentures qui n'ont pas été déposées en réponse à l'offre.

Option de versement de l'intérêt

La Fiducie pourra choisir de temps à autre de remplir son obligation de verser l'intérêt sur les débentures (l'« obligation relative à l'intérêt ») à la date à laquelle l'intérêt est payable aux termes de l'acte de fiducie (une « date de versement de l'intérêt ») en remettant au fiduciaire des débentures un nombre suffisant de parts pour satisfaire la totalité ou une partie quelconque de l'obligation relative à l'intérêt conformément à l'acte de fiducie (le « choix de versement de l'intérêt sous forme de parts »). L'acte de fiducie prévoira que, lorsque la Fiducie aura fait ce choix, le fiduciaire des débentures a) acceptera les parts que lui remettra la Fiducie, b) acceptera des offres visant ces parts et conclura la vente de celles-ci, selon les directives que la Fiducie donnera, à son entière discrétion, c) investira le produit de ces ventes dans des titres gouvernementaux autorisés à court terme (au sens attribué à ce terme dans l'acte de fiducie) venant à échéance avant la date de versement de l'intérêt applicable, et utilisera le produit tiré de ces titres gouvernementaux autorisés, ainsi que le produit tiré de la vente des parts n'ayant pas été investi de la façon décrite ci-dessus, afin de remplir l'obligation relative à l'intérêt et d) fera toutes les autres choses nécessaires à cet égard.

L'acte de fiducie énoncera les formalités que devront suivre la Fiducie et le fiduciaire des débentures afin d'effectuer le choix de versement de l'intérêt sous forme de parts. Si un tel choix est fait, le seul droit du porteur de débentures en ce qui a trait à l'intérêt sera de recevoir du fiduciaire des débentures une somme au comptant sur le produit de la vente de parts (ainsi que toute somme que le fiduciaire des débentures aura reçue de la Fiducie qui est attribuable à des fractions de part) en règlement intégral de l'obligation relative à l'intérêt, et le porteur de ces débentures n'aura aucun autre recours envers la Fiducie à l'égard de l'obligation relative à l'intérêt.

Ni le choix par la Fiducie de verser l'intérêt sous forme de parts ni la réalisation de la vente de parts a) n'empêcheront les porteurs de débentures d'avoir le droit de recevoir, à la date de versement de l'intérêt applicable, une somme globale au comptant correspondant à l'intérêt payable à cette date de versement de l'intérêt ni b) n'empêcheront ces porteurs de recevoir des parts en règlement de l'obligation relative à l'intérêt.

Cas de défaut

L'acte de fiducie stipule qu'un cas de défaut (un « cas de défaut ») relatif aux débentures se produira si un ou plusieurs des événements suivants surviennent et persistent : a) un défaut de paiement de l'intérêt sur les débentures lorsqu'il est exigible, pendant dix jours; b) un défaut de paiement du capital des débentures ou de la prime sur celles-ci, s'il y a lieu, à l'échéance, que ce soit au moment du rachat, par voie de déclaration ou autrement; c) certains cas de faillite, d'insolvabilité ou de réorganisation de la Fiducie en vertu des lois sur la faillite ou l'insolvabilité d) un défaut d'observation ou d'exécution de toute condition importante ou de tout engagement important énoncé dans l'acte de fiducie et la persistance de ce défaut pendant une période de 30 jours après qu'un avis écrit a été remis à la Fiducie par le fiduciaire des débentures, précisant le défaut et exigeant que la Fiducie corrige la situation. Si un cas de défaut se produit et qu'il persiste, le fiduciaire des débentures pourrait déclarer, à sa discrétion, et déclarera, à la demande des porteurs d'au moins 25 % du capital des débentures alors en circulation, le capital de toutes les débentures en circulation et l'intérêt s'y rattachant exigibles immédiatement. Dans certains cas, les porteurs de plus de la majorité du capital des débentures alors en circulation peuvent, au nom des porteurs de toutes les débentures, renoncer à un cas de défaut ou annuler une telle déclaration selon les conditions qu'ils prescrivent.

Offres visant les débentures

L'acte de fiducie renfermera des dispositions selon lesquelles si une offre publique d'achat, au sens de « take over bid » de la loi albertaine Securities Act, est présentée à l'égard de la totalité des débentures en circulation et qu'au moins 90 % de ces débentures (autres que les débentures détenues à la date de l'offre publique d'achat par l'initiateur, les personnes avec lesquelles il a des liens ou les membres de son groupe ou pour le compte de ceux-ci)

sont prises en livraison et payées par l'initiateur, ce dernier aura le droit d'acquérir les débentures détenues par les porteurs de débentures qui n'auront pas accepté l'offre selon les modalités offertes par l'initiateur.

Modification

Les droits des porteurs des débentures qui font l'objet des présentes ainsi que de toutes les autres séries de débentures qui pourraient être émises aux termes de l'acte de fiducie peuvent être modifiés conformément aux modalités de l'acte de fiducie. À cette fin, notamment, l'acte de fiducie prévoira que tous les porteurs de débentures seront liés par les résolutions adoptées aux assemblées des porteurs de débentures au moyen des voix exprimées par les porteurs d'au moins 66 2/3 % du capital des débentures alors en circulation qui assistent à l'assemblée ou y sont représentés par procuration ou par les résolutions écrites signées par les porteurs d'au moins 66 2/3 % du capital des débentures. Dans certains cas, la modification nécessitera, à la place ou en plus de cette approbation, le consentement des porteurs du pourcentage requis de débentures de chaque série touchée.

Restriction relative à l'émission de débentures additionnelles

L'acte de fiducie prévoit que la Fiducie ne pourra émettre de débentures convertibles additionnelles de rang égal si le capital de toutes les débentures convertibles émises et en circulation de la Fiducie excède 25 % de la capitalisation boursière totale de la Fiducie immédiatement après l'émission de ces débentures convertibles additionnelles. La « capitalisation boursière totale » sera définie dans l'acte de fiducie comme étant le capital total des débentures émises et en circulation de la Fiducie qui sont convertibles au gré du porteur en parts, plus la somme obtenue en multipliant le nombre de parts émises et en circulation de la Fiducie par le cours du marché en vigueur des parts à la date pertinente.

Système d'inscription en compte pour les débentures

Les débentures seront émises sous forme d'inscription en compte et devront être achetées ou transférées par l'intermédiaire d'un adhérent (l'« adhérent ») au service de dépôt CDS. À la date de clôture, le fiduciaire des débentures fera en sorte que les débentures soient remises à CDS et immatriculées au nom de son prête-nom. Les débentures seront attestées par un seul certificat d'inscription en compte. L'inscription des participations dans les débentures et des transferts de celles-ci ne se fera que par l'intermédiaire du service de dépôt de CDS.

Sauf pour ce qui est décrit ci-après, un acheteur qui acquiert une participation véritable dans les débentures (un « propriétaire véritable ») n'aura pas droit à un certificat ni à un autre effet du fiduciaire des débentures ou de CDS attestant sa participation dans les débentures, et son nom ne figurera pas dans les registres tenus par CDS, sauf par l'intermédiaire d'un adhérent. Cet acheteur recevra une confirmation d'achat de la part du preneur ferme ou de l'autre courtier inscrit par l'intermédiaire duquel il a acheté les débentures.

Ni la Fiducie ni les preneurs fermes n'assumeront la responsabilité des éléments suivants : a) quelque aspect que ce soit des registres ayant trait à la propriété véritable des débentures détenues par CDS ou aux paiements s'y rapportant, b) la tenue, la supervision ou l'examen des registres relatifs aux débentures ou c) les avis donnés ou les déclarations faites par CDS, ou à l'égard de celle-ci, y compris ceux qui figurent dans le présent prospectus simplifié et qui ont trait aux règles régissant CDS ou à toute mesure devant être prise par CDS ou selon les directives de ses adhérents. Les règles régissant CDS prévoient que celle-ci agit à titre de mandataire et de dépositaire pour le compte des adhérents. Par conséquent, ces derniers ne peuvent s'en remettre qu'à CDS, et les propriétaires véritables ne peuvent s'en remettre qu'aux adhérents, pour obtenir le paiement du capital des débentures et de l'intérêt sur celles-ci versé à CDS par la Fiducie ou pour son compte.

En tant que porteurs indirects des débentures, les épargnants devraient savoir (sous réserve des situations décrites ci-après) a) que les débentures ne peuvent être immatriculées à leur nom, b) qu'ils ne peuvent obtenir de certificats matériels représentant leur participation dans les débentures, c) qu'il se pourrait qu'ils ne puissent vendre les débentures à des institutions tenues par la loi de détenir les certificats matériels des titres dont elles sont propriétaires et d) qu'il se pourrait qu'ils ne puissent donner des débentures en nantissement.

Les débentures ne seront émises aux propriétaires véritables sous forme nominative et attestée par un certificat (les « certificats représentant les débentures ») que si les conditions suivantes sont remplies : a) la Fiducie est tenue de le faire en vertu des lois applicables, b) le système d'inscription en compte cesse d'exister, c) la Fiducie ou CDS avise le fiduciaire des débentures que CDS n'est plus disposée ou apte à s'acquitter convenablement de ses responsabilités à titre de dépositaire à l'égard des débentures et que la Fiducie est incapable de lui trouver un remplaçant compétent, d) la Fiducie, à son gré, décide de mettre fin au système d'inscription en compte par l'intermédiaire de CDS ou e) après la survenance d'un cas de défaut (au sens donné à ce terme dans les présentes), les adhérents agissant pour le compte des propriétaires véritables représentant, dans l'ensemble, plus de 25 % du capital global des débentures alors en circulation avisent CDS par écrit qu'il n'est plus dans leur intérêt de recourir au système d'inscription pour compte par l'intermédiaire de CDS, dans le mesure où le fiduciaire des débentures n'a pas renoncé au cas de défaut en question conformément aux dispositions de l'acte de fiducie.

Si l'un ou l'autre des événements décrits dans le paragraphe précédent survient, le fiduciaire des débentures devra aviser CDS, au nom des adhérents et des propriétaires véritables, de la disponibilité des certificats représentant les débentures par l'intermédiaire de CDS. Au moment de la remise par CDS du certificat unique représentant les débentures et de la réception des instructions de la part de CDS à l'égard des nouvelles inscriptions, le fiduciaire des débentures remettra les débentures sous la forme de certificats représentant les débentures, et, par la suite, la Fiducie reconnaîtra les porteurs de ces certificats représentant les débentures comme porteurs de débentures aux termes de l'acte de fiducie.

L'intérêt sur les débentures sera versé directement à CDS pendant que le système d'inscription en compte est en vigueur. Si des certificats représentant les débentures sont émis, l'intérêt sera versé au moyen d'un chèque signé par la Fiducie et envoyé par courrier prépayé aux porteurs inscrits ou par tout autre moyen qui pourrait devenir d'usage de verser l'intérêt. Le paiement du capital et de la prime, s'il y a lieu, y compris le paiement sous forme de parts s'il y a lieu, ainsi que l'intérêt exigible, à l'échéance ou à une date de rachat, seront versés directement à CDS pendant que le système d'inscription en compte est en vigueur. Si des certificats représentant les débentures sont émis, le paiement du capital, y compris le paiement sous forme de parts s'il y a lieu, ainsi que l'intérêt exigible, à l'échéance ou à une date de rachat, seront versés contre remise de ces certificats à un bureau du fiduciaire des débentures ou d'une autre façon stipulée dans l'acte de fiducie.

COUVERTURE DE L'INTÉRÊT

Les couvertures de l'intérêt présentées ci-après sont calculées sur une base consolidée pour les périodes de 12 mois terminées le 31 décembre 2003 et le 31 mars 2004 et sont tirées de l'information financière vérifiée, dans le cas de la période terminée le 31 décembre 2003, et de l'information financière non vérifiée, dans le cas de la période terminée le 31 mars 2004. Conformément aux principes comptables généralement reconnus du Canada, les débentures seront incluses dans les capitaux propres et l'intérêt versé sur les débentures sera imputé à la perte accumulée à titre de distributions aux porteurs de parts, le tout étant compatible avec le traitement comptable appliqué aux débentures à 8,75 % et aux débentures à 10,5%.

La perte avant intérêts débiteurs et le recouvrement d'impôts de la Fiducie pour l'exercice terminé le 31 décembre 2003 s'est établie à 10,0 M $. La perte avant intérêts débiteurs et le recouvrement d'impôts de la Fiducie pour la période de 12 mois terminée le 31 mars 2004 s'est établie à 15,7 M $. Les intérêts débiteurs pour l'exercice terminé le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 se sont élevés à 9,7 M $ et à 9,6 M $, respectivement, soit un ratio de couverture inférieur à un dans chaque cas. La somme en dollars correspondant à l'insuffisance de couverture pour l'exercice terminé le 31 décembre 2003 et la période de douze mois terminée le 31 mars 2004 aurait été de 19,7 M $ et de 25,1 M $, respectivement. Les liquidités (correspondant aux fonds provenant des activités avant les modifications au fonds de roulement) avant intérêts pour les 12 mois terminés le 31 décembre 2003 et le 31 mars 2004 respectivement s'établissaient à 145,4 M $ et à 142,6 M $, donnant lieu à une couverture des liquidités pour la période de 14,9 fois et de 14,8 fois, respectivement.

Compte tenu de l'émission des débentures, le bénéfice pro forma et les liquidités de la Fiducie avant intérêts débiteurs et le recouvrement d'impôts demeure inchangé. Compte tenu du traitement des capitaux propres des débentures, les intérêts débiteurs pro forma pour l'exercice terminé le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 sont demeurés inchangés.

Compte tenu de l'acquisition de Breitburn, de l'émission de débentures et des acquisitions d'Olympia et de Varacocha, le bénéfice pro forma de la Fiducie avant intérêts débiteurs et le recouvrement d'impôts pour l'exercice terminé le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 s'est élevé à 21,5 M $ et à 29,6 M $, respectivement. Compte tenu du traitement des capitaux propres des débentures, les intérêts débiteurs pro forma pour l'exercice terminé le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 se sont élevés à 14,0 M $ et à 13,8 M $ respectivement. Par conséquent, le ratio de couverture serait de 1,5 fois pour l'exercice terminé le 31 décembre 2003 et de 2,1 fois pour la période de douze mois terminée le 31 mars 2004. Les liquidités (correspondant aux fonds provenant des activités avant les modifications au fonds de roulement) avant intérêts pour la période de 12 mois terminée le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 respectivement s'établissaient à 265,0 M $ et à 278,3 M $, pour un ratio de couverture des liquidités de 18,9 et de 20,2, respectivement.

Si les débentures offertes aux présentes et les débentures à 10,5 % et les débentures à 8,75% émises antérieurement étaient incluses dans la dette à long terme et que leurs frais de couverture respectifs étaient inclus dans les intérêts débiteurs, la couverture de l'intérêt pro forma compte tenu de l'acquisition de Breitburn et des acquisitions d'Olympia et de Varacocha serait inférieure à un pour l'exercice terminé le 31 décembre 2003 et pour la période de 12 mois terminée le 31 mars 2004. La somme en dollars correspondant à l'insuffisance de couverture pour l'exercice terminé le 31 décembre 2003 et la période de douze mois terminée le 31 mars 2004 aurait été de 8,7 M $ et de 0,2 M $, respectivement. Les liquidités pro forma (correspondant aux fonds provenant des activités avant les modifications au fonds de roulement) avant intérêts pour la période de 12 mois terminée le 31 décembre 2003 et la période de 12 mois terminée le 31 mars 2004 s'établissaient à 8,8 M $ et à 9,4 M $, respectivement.

MODE DE PLACEMENT

En vertu d'un contrat de prise ferme intervenu en date du 15 juin 2004 (le « contrat de prise ferme ») entre la Fiducie, Provident et les preneurs fermes, la Fiducie a convenu d'émettre et de vendre au total 12 100 000 parts et 50 000 débentures aux preneurs fermes, lesquels ont convenu, chacun pour leur part, d'acheter ces parts et débentures le 6 juillet 2004 ou à une autre date qui peut être convenue entre les parties au contrat de prise ferme. La livraison des parts et des débentures est conditionnelle à ce que les preneurs fermes versent à la Fiducie, à la clôture, 10,40 $ la part et 1 000 $ la débenture. Le contrat de prise ferme prévoit que la Fiducie versera aux preneurs fermes une rémunération de 0,52 $ la part et de 40 $ la débenture émises et vendues par la Fiducie, soit une rémunération totale payable par la Fiducie s'élevant à 8 292 000 $, en contrepartie des services que les preneurs fermes offrent dans le cadre du présent placement.

La Fiducie a octroyé aux preneurs fermes l'option des preneurs fermes permettant d'acheter jusqu'à 1 000 000 de parts supplémentaires selon les mêmes modalités que celles du placement et pouvant être levées, en tout ou en partie, en tout temps jusqu'à 48 heures avant la clôture du placement, lesquelles parts supplémentaires sont admissibles à la distribution aux termes du présent prospectus simplifié. Si l'option des preneurs fermes est levée intégralement, le placement total, la rémunération des preneurs fermes et le produit net à la Fiducie relativement au placement des parts seront de 136 240 000 $, de 6 812 000 $ et de 129 428 000 $, respectivement (avant la déduction des frais du placement).

Le prix d'offre pour les parts et débentures offertes aux termes des présentes a été déterminé par voie de négociation entre la Fiducie et BMO Nesbitt Burns Inc. Financière Banque Nationale Inc. et Valeurs Mobilières TD Inc., pour leur propre compte et pour le compte des autres preneurs fermes.

Aux termes des lois applicables en matière de valeurs mobilières, les preneurs fermes ne peuvent pas, pendant la période de placement en vertu du présent prospectus simplifié, offrir d'acheter ou acheter des parts et des débentures. La restriction qui précède souffre certaines exceptions; ainsi, l'offre ou l'achat ne doit pas être effectué dans le but de créer une activité réelle ou apparente sur les parts et les débentures ou augmenter leur cours. Ces exceptions visent également les offres ou les achats autorisés en vertu des règles ou règlements de la TSX relativement aux opérations de stabilisation du marché et de maintien passif du marché. Dans le cadre du placement, et sous réserve de ce qui précède, les preneurs fermes peuvent effectuer des opérations qui visent à stabiliser ou fixer le cours des parts et des débentures à un niveau supérieur à celui qui se serait établi sur un marché libre. Ces opérations peuvent être commencées ou interrompues à tout moment pendant le placement.

Les souscriptions seront reçues sous réserve du droit de les refuser ou de les attribuer en totalité ou en partie et de clore les registres de souscription en tout temps sans préavis. Les certificats qui attestent les parts pourront être remis à la clôture du placement, qui est prévue le ou vers le 6 juillet 2004. Les débentures seront émises sous forme d'inscription en compte et devront être achetées ou transférées par l'intermédiaire d'un adhérent au service de dépôt de CDS. Se reporter à la rubrique « Détails du placement - Système d'inscription en compte pour les débentures ».

La Fiducie a déposé une demande visant l'inscription des parts placées aux termes du présent prospectus simplifié et les parts à émettre à la conversion, au rachat et à l'échéance des débentures, à la cote de la TSX et de l'AMEX et a déposé une demande visant l'inscription des débentures placées aux termes du présent prospectus simplifié à la cote de la TSX. L'inscription des parts placées aux termes du présent prospectus et des parts à émettre à la conversion, au rachat ou à l'échéance des débentures, à la cote de la TSX et de l'AMEX et l'inscription des débentures à la TSX seront assujetties au respect de toutes les exigences d'inscription de ces bourses.

Il n'existe actuellement aucun marché sur lesquels les débentures peuvent être vendues et les acheteurs pourraient ne pas être en mesure de revendre les débentures achetées aux termes du présent prospectus simplifié.

Les parts et les débentures émises ou assujetties à l'émission aux termes du présent placement n'ont pas été inscrites ni ne le seront en vertu de la Securities Act of 1933 des États-Unis, en sa version modifiée (la « Loi de 1933 ») ou de toute loi sur les valeurs mobilières en vigueur dans les États de ce pays, et conséquemment, ne peuvent être offertes ou vendues aux États-Unis sauf dans le cas d'opérations faisant l'objet d'une dispense des exigences d'inscription de la Loi de 1933 et des lois sur les valeurs mobilières applicables dans les États de ce pays. De plus, jusqu'à ce qu'il se soit écoulé 40 jours après le début du placement des titres aux termes des présentes, toute offre ou vente de ces titres par un courtier aux États-Unis (qu'il participe ou non au placement) pourrait enfreindre les exigences d'inscription de la Loi de 1933 si cette offre ou vente était faite autrement que selon la Rule 144A ou une autre dispense en vertu de la Loi de 1933.

La Fiducie a convenu, avec les preneurs fermes, que pendant la période qui se termine 90 jours après la clôture du présent placement, de ne pas vendre ni offrir de vendre des parts ou des titres convertibles en parts ou échangeables contre celles-ci, sans le consentement préalable de BMO Nesbitt Burns Inc., de Financière Banque Nationale Inc. et de Valeurs Mobilières TD Inc., pour le compte des preneurs fermes aux termes du contrat de prise ferme, lequel consentement ne peut être refusé de façon déraisonnable, sauf l'émission de parts aux termes du régime d'options d'achat de parts de la Fiducie, l'émission de parts aux termes des régimes de distribution de primes, de réinvestissement des distributions et d'achat optionnel de parts de la Fiducie, l'émission de parts à l'échange des actions échangeables en circulation de Provident et de PAI, l'émission des parts à la conversion ou au rachat des débentures à 8,75 % et des débentures à 10,5 % et l'émission de parts, au gré de la Fiducie, à titre de paiement d'intérêt à l'égard des débentures.

FACTEURS DE RISQUE

Un placement dans les parts et les débentures est soumis à certains risques. Les investisseurs qui prévoient investir dans les parts et débentures devraient examiner attentivement les risques décrits à la rubrique « Facteurs de risque » de la notice annuelle et les facteurs de risque additionnels énoncés ci-après.

Possibilité de ne pas réaliser les profits prévus de l'opération

La Fiducie a convenu d'acquérir les propriétés de Breitburn au moyen de l'acquisition de Breitburn afin de renforcer sa position dans l'industrie du pétrole et du gaz naturel et de créer une occasion de réaliser certains profits. La réalisation des profits de l'acquisition de Breitburn dépendra en partie de la fusion réussie de fonctions et de l'intégration des activités, des procédures et du personnel rapidement et de façon efficace, ainsi que de la capacité de la Fiducie de mener à bien les occasions de croissance prévues et de réaliser des synergies en intégrant les propriétés de Breitburn dans les activités existantes de la Fiducie. L'intégration des propriétés de Breitburn dans les activités de la Fiducie exigera des efforts, du temps et des ressources de la part de la direction, pouvant, au cours de ce processus, détourner l'attention et les ressources de la direction des autres occasions stratégiques et des questions d'exploitation. Le processus d'intégration peut entraîner la perte d'employés clés, l'interruption des activités en cours, la rupture des relations entre clients et entre employés, ce qui pourrait avoir un effet négatif sur la capacité de la Fiducie de réaliser les profits prévus de l'acquisition de Breitburn.

Questions et risques liés à l'exploitation concernant l'acquisition de Breitburn

Les facteurs de risque énoncés dans la notice annuelle de la Fiducie et qui concernent les activités pétrolières et gazières, l'exploitation et les réserves de la Fiducie s'appliquent de la même façon à l'égard des propriétés de Breitburn. La Fiducie a effectué un contrôle préalable des propriétés de Breitburn relativement aux questions environnementales et a versé à Breitburn des indemnités relatives aux responsabilités environnementales. Rien ne garantit que la Fiducie a identifié toutes les responsabilités environnementales pour lesquelles elle a accordé des indemnités à Breitburn. Plus particulièrement, les renseignements sur les réserves et le rendement figurant dans les rapports de NSA et de CGA relativement aux propriétés de Breitburn ne constituent qu'une estimation, et la production réelle provenant de ces terrains et les réserves définitives de celles-ci peuvent être supérieures ou inférieures aux estimations figurant dans ces rapports.

Marché pour la négociation des débentures

Il n'existe actuellement aucun marché sur lequel les débentures peuvent être vendues, et les acheteurs pourraient ne pas être en mesure de revendre les débentures achetées aux termes du présent prospectus simplifié. Rien ne garantit qu'un marché actif se matérialisera à l'égard des débentures après le présent placement ni, si un tel marché se matérialise, que le cours des débentures correspondra au prix du placement.

Dette de rang supérieur

Les débentures seront subordonnées à la dette de premier rang et aux dettes des comptes des fournisseurs de la Fiducie. Les débentures seront également subordonnées dans les faits aux réclamations des créanciers des filiales de la Fiducie, sauf dans la mesure où cette dernière est un créancier de ces filiales ayant un rang au moins égal à celui de ces autres créanciers.

Absence de protection

À l'exception de la restriction quant à l'émission de débentures convertibles supplémentaires, l'acte de fiducie n'aura pas pour effet d'empêcher la Fiducie de contracter des dettes supplémentaires ni d'hypothéquer, de mettre en gage ou de grever ses biens pour garantir une dette. L'acte de Fiducie ne renfermera pas de clause destinée expressément à protéger les porteurs de débentures en cas d'opérations futures à fort levier financier visant la Fiducie.

Modifications futures aux normes comptables applicables aux débentures convertibles

Le 3 novembre 2003, le Conseil des normes comptables de l'Institut Canadien des Comptables Agréés a approuvé une modification apportée aux normes comptables applicables aux débentures convertibles, telles que les débentures, les débentures à 10,5 % et les débentures à 8,75%. Les nouvelles normes exigeront que les montants non réglés aux termes des débentures, des débentures à 10,5 % et des débentures à 8,75 % soient identifiés comme une dette et que les intérêts débiteurs à l'égard des débentures, des débentures à 10,5 % et des débentures à 8,75 % soient inclus comme tels dans le calcul du bénéfice net. Les nouvelles normes seront en vigueur pour les exercices commençant le 1er novembre 2004 ou après cette date. La Fiducie estime que cette modification, si elle est appliquée pour l'exercice terminé le 31 décembre 2003 et pour la période de douze mois terminée le 31 mars 2004, pourrait entraîner une baisse du bénéfice d'environ 7,3 M $ et de 8,7 M $, respectivement.

Fluctuations des taux d'intérêt et des taux de change

Les fluctuations des taux d'intérêt pourraient entraîner un changement important du montant que Provident paie pour assurer le service de la dette, ce qui pourrait avoir une incidence sur les distributions aux porteurs.

De plus, le taux de change pour le dollar canadien par rapport au dollar américain a augmenté de façon importante au cours des douze derniers mois, ce qui a fait en sorte que la Fiducie a reçu moins de dollars canadiens pour sa production et cette diminution pourrait avoir un effet sur les distributions futures. Provident a mis en place certaines couvertures pour limiter ces risques. La hausse du taux de change pour le dollar canadien et les futurs taux de change du dollar canadien par rapport au dollar américain pourrait avoir un effet sur les distributions futures et la valeur future des réserves de la Fiducie, telle que cette valeur a été déterminée par les évaluateurs indépendants.

STRUCTURE DU CAPITAL DE LA FIDUCIE

Le tableau suivant présente la structure du capital consolidé de la Fiducie au 31 décembre 2003 et au 31 mars 2004, tant compte tenu que compte non tenu du placement, de l'acquisition de Breitburn et des acquisitions d'Olympia et de Viracocha :

			Au 31 mars	Au 31 mars
			2004, compte	2004, compte
			non tenu du	tenu du
			placement, de	placement, de
			l'acquisition de	l'acquisition de
			Breitburn et des	Breitburn et des
			acquisitions	acquisitions
			d'Olympia et de	d'Olympia et de
			Viracocha	Viracocha
Désignation	Autorisé	31 déc. 2003 8)	(non vérifiés)	(non vérifiés) 4)

(en milliers de dollars, sauf les montants par part)

Dette à long terme 1)	-	236 500 $	178 800 $	268 360 $
Parts de fiducie 2)	illimité	803 229 3)$	858 644 $	1 268 413 $
		(82 824 688 parts	(88 117 088 parts	(126 661 053
		de fiducie)	de fiducie)	parts de fiducie)
Actions échangeables	-	19 518 $	17 441 $	46 909 $
		(2 186 824 parts	(2 013 874 parts	(4 663 874 parts
		de fiducie) 5)	de fiducie)5)	de fi ducie) 5)
Débentures à 8%		- $	- $	48 000 $
Débentures à 10,5% 6)	-	47 600	47 576	47 576
Débentures à 8,75% 7)	-	71 800	71 800 $	71 800 $

Notes :

  Au 31 mars 2004, Provident disposait d'une facilité de crédit à terme renouvelable (la « facilité de crédit ») d'un montant maximal de 335 M$, dont les intérêts sont calculés d'après une grille de taux fondée sur un coefficient de la dette calculé en fonction du montant annualisé des flux de trésorerie trimestriels les plus récents de Provident. Selon les flux de trésorerie de Provident pour le trimestre terminé le 31 mars 2004, le taux d'intérêt déterminé selon cette grille est égal au taux préférentiel majoré de 0,50%. La facilité de crédit est garantie par une débenture à charge fixe et flottante de premier rang d'une valeur nominale minimale de 500 M$, par une cession générale des comptes créditeurs, par une clause de nantissement négative et, si les prêteurs le jugent nécessaire, par un engagement à fournir une sûreté de premier rang sur les principales réserves de pétrole et de gaz naturel de Provident. Au 31 mars 2004, la Fiducie avait prélevé 178,8 M$ sur la facilité de crédit et avait prélevé 15,1 M$ de la facilité de crédit sur des lettres de crédit. Au 15 juin 2004, la facilité de crédit avait été modifiée et pouvait s'élever à 370 M$.

  Au 31 mars 2004, la Fiducie avait émis des options visant l'achat de 4 086 459 parts de fiducie à des employés, à des administrateurs et à des dirigeants de Provident.

  Au 31 mars 2004, les capitaux propres de la Fiducie étaient composés d'apports nets en capital de 858,6 M$, moins des pertes cumulées de 6,3 M$ et des distributions au comptant cumulées de 279,1 M$ sur les parts, ainsi que d'actions échangeables de 17,4 M$, d'intérêts courus de 15,2 M$ sur les débentures à 10,5 % et à 8,75 % et de débentures à 10,5 % et à 8,75 % d'un montant total de 119,4 M $.

  Compte tenu de l'émission de 13 385 579 parts de fiducie pour un produit de 148 848 $ pour Olympia, de 12 758 386 parts de fiducie pour un produit de 141 873 $ pour Viracocha et de 12 400 000 parts de fiducie pour un montant total de 125 840 $, moins la rémunération des preneurs fermes de 2 M$ et les frais découlant de l'émission évalués à 2 M$.

  Représente les parts pouvant être émises le 31 décembre 2003 ou le 31 mars 2004, au moment de l'échange des actions échangeables.

  Les intérêts sur les débentures à 10,5 % sont calculés au taux de 10,5 % par année et sont payables semestriellement, à terme échu. Les débentures à 10,5% échoient le 15 mai 2007 et sont convertibles en parts au gré du porteur en tout temps avant la date d'échéance ou la date à laquelle les débentures à 10,5 % sont remboursées par la Fiducie, selon la plus rapprochée des deux dates, au prix de conversion de 10,70 $ la part. Les débentures à 10,5 % ne sont pas remboursables par la Fiducie avant le 15 mai 2005. Le capital impayé des débentures à 10,5 % est inclus dans le bilan consolidé de la Fiducie (déduction faite des frais d'émission) à titre de capitaux propres, puisque la Fiducie a l'option de régler le capital et les intérêts au moyen de parts.

  Les intérêts sur les débentures à 8,75 % sont calculés au taux de 8,75 % par année et sont payables semestriellement, à terme échu. Les débentures à 8,75% échoient le 31 décembre 2008 et sont convertibles en parts au gré du porteur en tout temps avant la date d'échéance ou la date à laquelle les débentures à 8,75 % sont remboursées par la Fiducie, selon la plus rapprochée des deux dates, au prix de conversion de 11,05 $ la part. Les débentures à 8,75 % ne sont pas remboursables par la Fiducie avant le 1er janvier 2007. Le capital impayé des débentures à 8,75 % est inclus dans le bilan consolidé de la Fiducie (déduction faite des frais d'émission) à titre de capitaux propres, puisque la Fiducie a l'option de régler le capital et les intérêts au moyen de parts.

  Les soldes au 31 décembre 2003 ont été tirés des états financiers vérifiés de la Fiducie au 31 décembre 2003. Les autres soldes présentés n'ont pas été vérifiés.

FOURCHETTE DES COURS ET VOLUME D'OPÉRATIONS SUR LES PARTS

Les parts en circulation sont négociées à la TSX sous le symbole « PVE.UN » et à l'AMEX sous le symbole « PVX ». Le tableau qui suit établit la fourchette des cours de clôture et le volume d'opérations sur les parts, tel qu'ils ont été publiés par la TSX et l'AMEX pour les périodes considérées.

La Bourse de Toronto

Période	Haut	Bas	Volume (en milliers)
2003
Premier trimestre	11,95 $	9,85 $	19 001
Deuxième trimestre	12,75 $	10,00 $	25 075
Troisième trimestre	11,83 $	10,45 $	24 068
Quatrième trimestre	11,75 $	10,28 $	22 012
2004
Janvier	11,55 $	10,70 $	4 008 $
Février	11,10 $	9,21 $	4 625 $
Mars	10,97 $	9,75 $	4 523 $
Avril	11,80 $	10,65 $	8 581 $
Mai	11,80 $	10,98 $	3 775 $
1er au 16 juin	11,20 $	10,33 $	7 499 $

Le 16 juin 2004, les parts clôturaient à 10,53 $ à la TSX.

L'American Stock Exchange

Période	Haut	Bas	Volume (en milliers)
2003
Premier trimestre	8,24 $ US	6,60 $ US	26 625
Deuxième trimestre	9,47 $ US	6,75 $ US	45 502
Troisième trimestre	8,53 $ US	7,70 $ US	30 524
Quatrième trimestre	8,89 $ US	7,81 $ US	40 261
2004
Janvier	9,06 $ US	8,00 $ US	12 349
Février	8,37 $ US	6,63 $ US	13 129
Mars	8,25 $ US	7,30 $ US	10 693
Avril	9,00 $ US	8,20 $ US	21 954
Mai	8,60 $ US	7 99 $ US	8 980
1er au 16 juin	8,23 $ US	7,40 $ US	9 624

Le 16 juin 2004, les parts clôturaient à 7,67 $ US à l'AMEX.

HISTORIQUE DES DISTRIBUTIONS COMPTANT

Le tableau qui suit établit le montant des distributions au comptant par part versées par la Fiducie depuis sa création.

2001
De mars à décembre	2,54 $

2002
De janvier à décembre	2,03 $

2003
De janvier à décembre	2,06 $
2004
Janvier	0,12 $
Février	0,12 $

Mars	0,12 $
Avril	0,12 $
Mai	0,12 $

La Fiducie a déclaré une distribution de 0,12 $ la part, payable le 15 juillet 2004 aux porteurs inscrits le 18 juin 2004. Les souscripteurs de parts aux termes du placement ne seront pas admissibles à toucher la distribution payable le 15 juillet 2004. Toutefois, il est prévu que la clôture du placement aura lieu avant le 20 juillet 2004, qui est la date de clôture des registres aux fins de la distribution payable le 13 août 2004 par la Fiducie aux porteurs. Par conséquent, à la condition que la clôture du placement ait lieu avant le 20 juillet 2004, les souscripteurs qui accomplissent leurs achats auprès des preneurs fermes et qui continuent d'être les porteurs inscrits de ces parts le 20 juillet 2004 seront admissibles à la distribution de la Fiducie payable le 13 août 2004.

EMPLOI DU PRODUIT

Le produit net tiré de la vente des parts et des débentures revenant à la Fiducie, déduction faite de la rémunération de 8 292 000 $ payable aux preneurs fermes et des frais du placement, d'environ 500 000 $, est estimé à environ 167 048 000 $. Si l'option des preneurs fermes est levée en totalité, le produit net tiré du placement, déduction faite de la rémunération de 8 812 000 $ payable aux preneurs fermes et des frais du placement, d'environ 500 000 $, est estimé à environ 176 928 000 $. Se reporter à la rubrique « Mode de placement ». Le produit net tiré du placement sera utilisé par la Fiducie pour rembourser la dette de Provident aux termes de ses facilités de crédit contractées pour financer le prix d'achat de l'acquisition de Breitburn et le programme de dépenses en immobilisations de la Fiducie et pour les besoins généraux de l'entreprise. Se reporter à la rubrique « Relation entre la Fiducie, Provident et certains preneurs fermes ».

RELATION ENTRE LA FIDUCIE, PROVIDENT ET CERTAINS PRENEURS FERMES

Chacune de BMO Nesbitt Burns Inc., Financière Banque Nationale Inc., Valeurs Mobilières TD Inc. et Scotia Capitaux Inc. est une filiale indirecte en propriété exclusive d'un des prêteurs (les « prêteurs ») de la Fiducie et de Provident aux termes des facilités de crédit existantes de la Fiducie et de Provident. De plus, le produit net tiré du placement sera utilisé par la Fiducie pour rembourser à l'un des prêteurs la dette aux termes d'un crédit-relais (le « crédit-relais ») d'un montant de 117 M $ US contracté pour financer l'acquisition de Breitburn. Ainsi, la Fiducie peut être considérée comme un émetteur associé tant de BMO Nesbitt Burns Inc. de la Financière Banque Nationale Inc., de Valeurs Mobilères TD Inc., que de Scotia Capitaux Inc., aux termes des lois applicables en valeurs mobilières.

En date du 31 mars 2004, il existait un encours de 178,8 M $ aux termes de la facilité de crédit. De plus, en date du 2 décembre 2003, Provident a émis des lettres de crédit à certaines parties d'un montant de 12,5 M $ afin de garantir l'exécution de ses obligations aux termes de certaines conventions. Ces lettres de crédit réduisent le montant que Provident est en mesure d'emprunter aux termes de la facilité de crédit et le crédit-relais. La Fiducie et Provident respectent toutes deux l'ensemble des modalités importantes de la convention qui régit la facilité de crédit et le crédit-relais et aucun des prêteurs n'a exonéré une violation importante de ces conventions par la Fiducie ou Provident depuis leur signature. Ni la situation financière de la Fiducie et de Provident ni la valeur de la garantie aux termes de la facilité de crédit et du crédit-relais n'ont changé de façon importante depuis que la dette aux termes de la facilité de crédit a été contractée.

La décision de procéder au placement des parts et des débentures offerts par les présentes et la détermination des modalités du placement ont été effectuées par voie de négociations qui ont eu lieu principalement entre Provident, au nom de la Fiducie, et BMO Nesbitt Burns Inc. en son propre nom et au nom des autres preneurs fermes. Les prêteurs n'ont pas pris part à cette décision mais ont été avisés de l'émission et de ses modalités. En conséquence du placement, BMO Nesbitt Burns Inc., Financière Banque Nationale Inc., Valeurs Mobilières TD Inc. et Scotia Capitaux Inc. toucheront chacune leur part de la rémunération des preneurs fermes.

CONSIDÉRATIONS FISCALES FÉDÉRALES CANADIENNES

De l'avis de Macleod Dixon LLP et de Stikeman Elliott S.E.N.C.R.L., s.r.l., le texte qui suit résume les principales considérations fiscales fédérales canadiennes en vertu de la Loi de l'impôt ainsi que les règlements pris en application de cette loi (les « règlements ») généralement applicables à un porteur qui acquiert des débentures ou des parts (collectivement, les « titres ») dans le cadre du présent placement et qui, aux fins de la Loi de l'impôt et en tout temps lorsque cela est pertinent, est résident ou résident réputé du Canada, détient les titres à titre d'immobilisations et n'a pas de lien de dépendance avec la Fiducie. De façon générale, les titres seront considérés comme des immobilisations pour un porteur pourvu que celui-ci ne les détienne pas dans le cadre de l'exploitation d'une entreprise de négociation en valeurs mobilières et qu'il ne les ait pas acquis dans le cadre d'une ou de plusieurs opérations considérées comme un projet comportant un risque de caractère commercial. Certains porteurs qui pourraient par ailleurs ne pas être considérés comme détenant leurs titres à titre d'immobilisations pourraient, dans certains cas, être habilités à les faire assimiler à des immobilisations en effectuant le choix autorisé en vertu du paragraphe 39(4) de la Loi de l'impôt. Le présent résumé ne s'applique pas a) au souscripteur qui est une « institution financière », au sens de la Loi de l'impôt aux fins des règles d'évaluation à la valeur du marché, ou b) au souscripteur chez qui une participation serait considérée comme un « abri fiscal déterminé » au sens de la Loi de l'impôt. De tels souscripteurs devraient consulter leurs propres conseillers fiscaux en ce qui a trait à un placement dans les titres.

Le présent résumé se fonde sur les dispositions de la Loi de l'impôt et des règlements en vigueur en date des présentes, sur toutes les propositions spécifiques visant à modifier la Loi de l'impôt qui ont été publiquement annoncées avant la date des présentes (les « modifications proposées ») et sur la compréhension qu'ont les conseillers juridiques à l'égard des pratiques administratives courantes publiées de l'Agence des douanes et du revenu du Canada. Le présent résumé tient pour acquis que les modifications proposées seront promulguées en la forme proposée; toutefois, rien ne garantit que les modifications proposées le seront. Le présent résumé ne constitue pas un exposé complet de toutes les incidences fiscales fédérales canadiennes possibles et, sauf en ce qui a trait aux modifications proposées, ne tient pas compte ni ne prévoit de changement possible à la loi, que ce soit par voie législative, réglementaire ou judiciaire, ni ne tient compte des considérations fiscales provinciales, territoriales ou étrangères qui peuvent différer de façon importante de celles examinées aux présentes.

Le présent résumé est de nature générale seulement et ne se veut pas, ni ne doit être interprété comme constituant un conseil juridique ou fiscal à l'égard d'un porteur de titres, ni ne constitue une déclaration en ce qui a trait aux conséquences de l'impôt sur le revenu à tout porteur éventuel. Par conséquent, les porteurs de titres devraient consulter leurs propres conseillers fiscaux pour obtenir des conseils en ce qui a trait aux conséquences fiscales qu'aura pour eux l'acquisition de titres aux termes du présent placement, compte tenu de leur situation particulière.

Situation de la Fiducie

En se fondant sur les déclarations de Provident, la Fiducie est, à l'heure actuelle, admissible, et elle sera admissible à la date de clôture du présent placement, à titre de « fiducie de fonds commun de placement », au sens de la Loi de l'impôt. Le présent résumé tient pour acquis que la Fiducie continuera d'être ainsi admissible par la suite pendant toute sa durée.

L'admissibilité de la Fiducie à titre de fiducie de fonds commun de placement en vertu de la Loi de l'impôt exige le respect de certains conditions factuelles tout au long de son existence. Pour que la Fiducie soit admissible à titre de fiducie de fonds commun de placement, (i) elle ne doit pas avoir été établie, ni ne doit être maintenue principalement, pour le bénéfice de non-résidents, ou (ii) sous réserve des modifications proposées énoncées dans le paragraphe suivant, tout au long de l'existence de la Fiducie, la totalité ou quasi-totalité de tous ses biens doivent être composés de biens autres que des biens rentrant dans la catégorie de biens canadiens imposables (au sens de la Loi de l'impôt). La fiducie doit également respecter certaines exigences à l'égard de la distribution de ses parts et de restrictions sur ses activités. Certaines restrictions s'appliquent aux activités et aux pouvoirs de la Fiducie et il est conféré à la Fiducie certains droits opposables aux porteurs non-résidents qui sont tels qu'il est raisonnable de prévoir que ces exigences continueront d'être respectées.

Selon les modifications proposées, la Fiducie devrait avoir jusqu'au 1er janvier 2007 pour réduire le niveau de propriétés étrangères des parts à moins de 50%, à moins qu'elle ne perde son statut de fiducie de fonds commun de placement aux fins de la Loi de l'impôt à compter de cette date. La Fiducie a informé les conseillers juridiques qu'elle a l'intention de prendre des mesures avant le 1er janvier 2007 afin de s'assurer qu'à cette date et après cette date moins de 50 % des parts en circulation seront la propriété de non résidents ou pour le bénéfice de non résidents.

Si la Fiducie n'est pas admissible à titre de fiducie de fonds commun de placement, les incidences fiscales différeront, à certains égards, de façon importante de celles qui sont décrites aux présentes. Se reporter à la rubrique « Facteurs de risques - Facteurs de risque généraux - Risques associés au niveau de propriété étrangère » de la notice annuelle.

Imposition de la Fiducie

La Fiducie est assujettie à l'impôt pour chaque année d'imposition sur son revenu de l'année, y compris sur les gains en capital imposables réalisés nets, moins la portion de ceux-ci qui est payée ou payable au cours de l'année aux porteurs et qui est déduite par la Fiducie dans le calcul de son revenu aux fins de la Loi de l'impôt. Une somme sera considérée payable à un porteur dans une année d'imposition uniquement si elle est payée dans cette année par la Fiducie ou si le porteur est habilité au cours de cette année à exiger le paiement de cette somme. L'année d'imposition de la Fiducie correspond à l'année civile.

La Fiducie est tenue d'inclure dans le calcul de son revenu pour chaque année d'imposition tous les montants (i) à l'égard des redevances qu'elle détient de Provident et de Holdings Trust, y compris toute somme visant à compenser les droits à la Couronne remboursés à Provident ou Holdings Trust; (ii) à l'égard des intérêts; (iii) à l'égard des dividendes; et (iv) à l'égard de la fraction du revenu de Holdings Trust aux fins de l'impôt pour l'année d'imposition de Holdings Trust qui s'est terminée dans l'année d'imposition de la Fiducie et qui est payable dans l'année d'imposition de Holdings Trust envers la Fiducie, ainsi que tous les montants désignés à la Fiducie comme droits à la Couronne remboursés en excédent de la déduction relative aux ressources dans le calcul du revenu de Holdings Trust. Pourvu que les désignations appropriées soient faites par la Fiducie, certains dividendes qui seraient autrement inclus dans le calcul de son revenu à titre de dividendes versés sur les actions qui sont la propriété de la Fiducie, y compris les actions de Provident, seront réputés avoir été versés aux porteurs et ne pas avoir été versés à la Fiducie.

La Fiducie aura le droit de déduire, sur une base annuelle, les dépenses administratives raisonnables engagées dans le cadre de ses activités courantes. La Fiducie pourra déduire, sur une période de cinq ans, selon la méthode d'allocation uniforme et au prorata pour les années d'imposition abrégées, tous les coûts qu'elle a engagés dans le cadre de l'émission de parts ou de la dette (y compris les débentures). La Fiducie peut aussi déduire, dans le calcul de son revenu de toutes sources pour une année d'imposition, une somme qui n'excède pas 10%, selon la méthode d'amortissement dégressif, de son compte de frais à l'égard de biens canadiens relatifs au pétrole et au gaz (« FBCPG ») à la fin de l'année, au prorata pour les années d'imposition abrégées.

Conformément au règlement, la Fiducie peut déduire, dans le calcul de son revenu pour une année, une déduction relative à des ressources généralement calculée par renvoi à son « bénéfice modifié relatif à des ressources » tel que cette expression est définie pour les besoins de la Loi de l'impôt. Les redevances de la Couronne deviendront déductibles et la déduction relative à des ressources sera éliminée graduellement sur une période de cinq ans débutant en 2003. L'excès, s'il en est, des droits à la Couronne remboursés, par rapport à la déduction relative à des ressources qui est déductible par la Fiducie est réputé une somme qui est devenue payable au porteur, dans la mesure désignée par la Fiducie. Les conseillers juridiques croient savoir que la Fiducie désignera la somme totale de tout excès annuellement à l'égard des porteurs. La Fiducie peut réclamer à titre de déduction une somme qui est inférieure à celle de son revenu qui est versée ou qui peut être versée aux porteurs au cours d'une année si elle indique que cette somme n'a pas été payée ou qu'elle deviendra payable aux porteurs. Ceci peut se produire, par exemple, pour utiliser les pertes des années d'imposition antérieures.

En vertu de l'acte de fiducie, une somme correspondant à la totalité du revenu, y compris les redevances, des intérêts et des dividendes de la Fiducie pour chaque année ainsi que les parties imposables et non imposables des gains en capital réalisés par la Fiducie au cours de l'année (déduction faite des frais de la Fiducie et des sommes, le cas échéant, devant être retenus afin d'acquitter toute obligation fiscale de la Fiducie) sera payable aux porteurs. Sous réserve des exceptions décrites ci-dessous, tous les montants payables aux porteurs le seront au moyen de distributions au comptant.

En vertu de l'acte de fiducie, le revenu reçu par la Fiducie peut être affecté au financement des rachats au comptant de parts. Par conséquent, ce revenu ainsi utilisé ne sera pas payable aux porteurs au moyen de distributions au comptant. Dans un tel cas, ce revenu sera payable aux porteurs sous forme de parts additionnelles (les « parts

réinvesties »). De plus, en vertu de l'acte de fiducie, la Fiducie peut, dans certains cas, émettre ses propres billets ou distribuer des biens de la Fiducie afin de financer le rachat de parts.

Si la Fiducie distribue de ses biens à un porteur au moment d'un rachat de parts, elle sera réputée recevoir un produit de disposition égal à la juste valeur marchande de ce bien à ce moment-là (le « produit réputé ») et ce produit réputé peut donner lieu à un gain en capital ou à un revenu pour la Fiducie. La Fiducie aura le droit, pour chaque année d'imposition, de retrancher de sa dette, s'il en est, aux fins de l'impôt sur ses gains en capital nets imposables (ou de recevoir un remboursement à cet égard) un montant fixé en vertu de la Loi de l'impôt et calculé en fonction du rachat au gré de l'émetteur ou du porteur de parts au cours de l'année (le « remboursement de gains en capital »). Le remboursement de gains en capital au cours d'une année en particulier peut ne pas être complètement compensé par l'impôt à payer par la Fiducie pour cette année d'imposition qui peut survenir à l'égard des distributions de biens dans le cadre du rachat de parts. L'acte de fiducie prévoit ainsi que le revenu de la Fiducie qui doit être affecté à un impôt à payer pour la Fiducie ne sera pas payable aux porteurs.

Aux fins de la Loi de l'impôt, les conseillers juridiques ont été avisés que la Fiducie a l'intention de déduire, lors du calcul de son revenu, le plein montant pouvant être déduit au cours de chaque année, jusqu'à concurrence de son revenu par ailleurs déterminé pour cette année. En raison de ces déductions du revenu, il est prévu que la Fiducie ne sera pas tenue de payer des montants importants d'impôt en vertu de la Loi de l'impôt.

Imposition des porteurs

Un porteur sera généralement tenu d'inclure dans le calcul de son revenu pour une année d'imposition donnée, la partie du revenu net de la Fiducie pour une année d'imposition, y compris les dividendes imposables et les gains en capital imposables réalisés nets, qui sont payés ou payables au porteur au cours de cette année d'imposition, même si ce montant est payable sous forme de parts réinvesties. Pour un porteur, le revenu qu'il tire des parts sera considéré comme un revenu de biens et non comme un revenu relatif à des ressources (ou « bénéfice relatif à des ressources ») aux fins de la Loi de l'impôt. Aucune perte de la Fiducie aux fins de la Loi de l'impôt ne peut être attribuée à un porteur ni traitée comme une perte de ce dernier.

Dans la mesure où les choix appropriés sont effectués par la Fiducie, les parties de ses gains en capital imposables nets et de ses dividendes imposables qui sont payés ou payables à un porteur conserveront leur qualité de gains en capital imposables et de dividendes imposables, respectivement, et seront traités de la sorte entre les mains du porteur aux fins de la Loi de l'impôt.

La partie non imposable des gains en capital nets réalisés de la Fiducie qui est payée ou payable à un porteur au cours d'une année ne sera pas incluse dans le calcul du revenu du porteur pour l'année. Toute autre somme en excédent du revenu net de la Fiducie qui est payée ou payable par la Fiducie à un porteur au cours d'une année ne sera habituellement pas incluse dans le revenu du porteur pour cette année. Toutefois, lorsque cette somme devient payable à un porteur, autrement qu'à titre de produit de disposition de parts ou de fraction de part, le prix de base rajusté des parts détenues par ce porteur sera généralement diminué de cette somme. Dans la mesure où le prix de base rajusté d'une part pour le porteur est inférieur à zéro en tout temps au cours d'une année d'imposition, cette somme négative sera réputée un gain en capital pour le porteur provenant de la disposition de la part dans cette année.

Le coût pour le porteur de parts acquises aux termes du présent placement correspondra au prix d'achat de celles-ci majoré de la somme de tous les autres frais raisonnables engagés dans le cadre de celui-ci. La moyenne de ce coût sera établie en fonction du prix de base rajusté de toutes les autres parts détenues par le porteur à ce moment comme immobilisations afin de déterminer le prix de base rajusté pour le porteur de chaque part.

À la disposition réelle ou réputée d'une part par un porteur, que ce soit lors d'un rachat ou autrement, le porteur réalisera généralement un gain en capital (ou subira une perte en capital) correspondant au montant par lequel le produit de disposition (à l'exclusion de tout montant qui doit par ailleurs être inclus dans le revenu du porteur tel qu'il est décrit ci-dessus) est supérieur (ou est inférieur) au total du prix de base rajusté, pour le porteur, de la part et de tous frais raisonnables de disposition.

De façon générale, la moitié de tout gain en capital (un « gain en capital imposable ») réalisé par un porteur au cours d'une année d'imposition doit être incluse dans le revenu du porteur pour l'année, et la moitié de toute perte en capital (une « perte en capital déductible ») subie par le porteur au cours d'une année d'imposition doit être déduite des gains en capital imposables réalisés par le porteur au cours de cette année. Les pertes en capital déductibles pour une année d'imposition en excédent des gains en capital imposables pour cette année peuvent généralement être reportées sur une année antérieure et déduites au cours de l'une des trois années d'imposition précédentes ou reportées sur une année ultérieure et déduites au cours de toute année d'imposition ultérieure des gains en capital nets réalisés au cours de ces années, dans la mesure et dans les circonstances décrites dans la Loi de l'impôt.

Lorsque des parts sont rachetées et que des biens de la Fiducie sont distribués au comptant à un porteur lors du rachat, le produit de disposition de parts pour le porteur correspondra en général à la juste valeur marchande des biens ainsi distribués moins le montant de tout revenu ou gain en capital réalisé par la Fiducie à la distribution de ces biens. Pour un porteur, le coût des biens qui lui sont distribués au moment du remboursement de parts correspondra, en règle générale, à la juste valeur marchande de ces biens au moment de la distribution (moins l'intérêt accumulé sur ceux-ci dans le cas des billets initiaux). Le porteur qui reçoit des billets de rachat ou des billets initiaux sera tenu d'inclure dans le revenu l'intérêt sur le billet initial ou le billet de rachat (y compris les intérêts accumulés jusqu'à la date de l'acquisition du billet initial par celui-ci) conformément aux dispositions de la Loi de l'impôt. Dans la mesure où le porteur est tenu d'inclure dans le revenu tout intérêt accumulé jusqu'à la date de l'acquisition du billet initial, celui-ci peut se prévaloir d'une déduction compensatoire.

Un porteur qui, durant l'année d'imposition pertinente, est une « société privée sous contrôle canadien », au sens de la Loi de l'impôt, peut devoir payer un impôt supplémentaire remboursable de 6 2/3 % sur certains revenus de placement, y compris les gains en capital imposables et certains revenus provenant de la Fiducie.

Imposition des porteurs de débentures

Intérêt sur les débentures

Le porteur de débentures qui est une société par actions, une société de personnes, une fiducie d'investissement à participation unitaire ou une fiducie dont une société par actions ou une société de personnes est bénéficiaire sera tenu d'inclure dans le calcul de son revenu d'une année d'imposition l'intérêt sur les débentures qui lui revient à la fin de l'année d'imposition en question, ou qui lui est payable ou qui lui a été versé avant la fin de celle-ci, sauf s'il l'a déjà inclus dans son revenu d'une année d'imposition antérieure.

Tout autre porteur sera tenu d'inclure dans le calcul de son revenu d'une année d'imposition la totalité de l'intérêt sur les débentures qui lui a été versé ou qui doit l'être au cours de cette année d'imposition (selon la méthode que le porteur suit régulièrement pour calculer son revenu), sauf s'il l'a déjà inclus dans son revenu d'une année d'imposition antérieure. En outre, le porteur qui détient au cours d'une année d'imposition des débentures au moment d'une « date anniversaire », sera tenu d'inclure dans son revenu pour l'année l'intérêt accumulé pour lui jusqu'à cette date sur les débentures, dans la mesure où cet intérêt n'a pas déjà été inclus dans le calcul de son revenu pour l'année ou l'année d'imposition précédente. À cette fin, la « date anniversaire » des débentures s'entend (i) du jour correspondant à l'année suivant le jour précédant immédiatement la date de son émission; (ii) le jour survenant à chaque année successive à compter du jour fixé en vertu de l'alinéa (i); et (iii) le jour de disposition de la débenture.

Le porteur de débentures qui tout au cours de l'année d'imposition visée constitue une « société privée sous contrôle canadien » au sens de la Loi de l'impôt peut être assujetti à un impôt remboursable supplémentaire de 6 2/3 % sur certains revenus de placement, y compris l'intérêt et les gains en capital imposables.

Exercice du privilège de conversion

Le porteur d'une débenture qui convertit celle-ci en parts de fiducie aux termes du privilège de conversion sera considéré comme ayant disposé de cette débenture contre un produit de disposition égal au total de la juste valeur marchande des parts de fiducie ainsi acquises au moment de la conversion et de la somme au comptant reçue au lieu de fractions de parts de fiducie. Le porteur réalisera un gain en capital ou subira une perte en capital calculé selon la méthode décrite ci-après à la rubrique « Remboursement ou autres dispositions de débentures ».

Le coût, pour le porteur, des parts de fiducie ainsi acquises correspondra à leur juste valeur marchande, et le coût moyen sera établi en fonction du prix de base rajusté de toutes les autres parts détenues à ce moment-là par le porteur à titre d'immobilisations aux fins du calcul du prix de base rajusté de chaque part.

Rachat ou remboursement de débentures

Si la Fiducie rachète une débenture avant l'échéance ou rembourse une débenture à l'échéance et que le porteur n'exerce pas le privilège de conversion avant ce rachat ou ce remboursement, celui-ci sera considéré avoir disposé de la débenture pour le produit de disposition correspondant à la somme reçue par celui-ci (à l'exception de toute somme reçue à titre d'intérêt) sur ce remboursement ou ce rachat. Le porteur qui reçoit des parts au rachat ou au remboursement, sera considéré avoir reçu un produit de disposition reçu correspondant à la juste valeur marchande de ces parts. Le porteur peut réaliser un gain en capital ou subir une perte en capital calculé de la façon décrite ci-après à la rubrique « Autres dispositions de débentures ». Le coût, pour le porteur de parts ainsi reçues, correspondra à leur juste valeur marchande, et la moyenne de ce coût sera établie en fonction du prix de base rajusté de toutes les autres parts détenues à ce moment-là par le porteur à titre d'immobilisations aux fins du calcul du prix de base rajusté de chaque part.

Autres dispositions des débentures

Une disposition réelle ou disposition réputée par un porteur de débentures donnera lieu en règle générale pour celui-ci à un gain capital (ou à une perte en capital) correspondant à la somme par laquelle le produit de disposition (rajusté de la façon décrite ci-après) est supérieur (ou inférieur) au total du prix de base rajusté pour le porteur de celui-ci et de tous frais raisonnables de disposition. Ces gains en capitaux ou ces pertes en capital seront traités, pour les besoins de l'impôt, de la même manière que les gains en capital et les pertes en capital découlant de la disposition de parts dont le traitement est abordé ci-dessus à la rubrique « Imposition des porteurs ».

À la disposition ou disposition réputée de débentures, l'intérêt cumulé sur celles-ci jusqu'à la date de disposition sera inclus dans le calcul du revenu du porteur, sauf dans la mesure où cette somme était autrement incluse dans son revenu et elle sera donc exclue du calcul du produit de disposition de la débenture du porteur.

ADMISSIBILITÉ AUX FINS DE PLACEMENT

De l'avis des conseillers juridiques, compte tenu de déclarations de Provident et de la Fiducie quant à certaines questions de fait, les débentures qui sont offertes aux termes des présentes constitueront, à la date de clôture du placement, des placements admissibles en vertu de la Loi de l'impôt et de son règlement d'application pour les fiducies régies par un régime enregistré d'épargne-retraite, un fonds enregistré de revenu de retraite, un régime de participation différée aux bénéfices (à l'exception, dans le cas des débentures d'un régime de participation différée aux bénéfices visant les employés de la Fiducie) et un régime enregistré d'épargne-études et ne constitueront pas des biens étrangers aux fins de la Loi de l'impôt.

QUESTIONS D'ORDRE JURIDIQUE

Certaines questions d'ordre juridique reliées à l'émission des reçus de souscription et des débentures offertes par les présentes feront l'objet d'un avis motivé de la part de Macleod Dixon LLP, Calgary (Alberta) pour le compte de la Fiducie et de Stikeman Elliott S.E.N.C.R.L., s.r.l., Calgary (Alberta) pour le compte des preneurs fermes.

VÉRIFICATEURS, AGENT DES TRANSFERTS ET AGENT CHARGÉ DE LA TENUE DES REGISTRES

Les vérificateurs de la Fiducie sont PricewaterhouseCoopers s.r.l., comptables agréés, 111-5th Avenue S.W., Suite 3100, Calgary (Alberta) T2P 5L3.

L'agent chargé de la tenue des registres et agent des transferts pour les parts est la Société de fiducie Computershare du Canada à ses principaux bureaux de Toronto (Ontario) et de Calgary (Alberta). L'agent chargé de la tenue des registres et agent des transferts pour les débentures sera la Société de fiducie Computershare du Canada à ses principaux bureaux de Toronto (Ontario) et de Calgary (Alberta).

INTÉRÊTS DES EXPERTS

En date des présentes, les associés et avocats salariés de Macleod Dixon LLP et de Stikeman Elliott S.E.N.C.R.L., s.r.l., en tant que groupe, sont propriétaires véritables, directement ou indirectement, de moins de 1 % des parts. En date des présentes, les associés de Seaton Jordan & Associates Ltd., évaluateurs fonciers indépendants, en tant que groupe, ne sont pas propriétaires véritables, directement ou indirectement, de parts. En date des présentes, les associés de McDaniel & Associates Consultants Ltd., ingénieurs indépendants de gisements de pétrole et de gaz, en tant que groupe, sont propriétaires véritables, directement ou indirectement, de moins de 1 % des parts. En date des présentes, les associés de NSA, ingénieurs indépendants de gisements de pétrole et de gaz, en tant que groupe, sont propriétaires véritables, directement ou indirectement, de moins de 1 % des parts. En date des présentes, les associés de CGA, ingénieurs indépendants de gisements de pétrole et de gaz, en tant que groupe, sont propriétaires véritables, directement ou indirectement, de moins de 1 % des parts.

CONSENTEMENTS

Consentement de PricewaterhouseCoopers s.r.l.

La présente a trait au prospectus simplifié de Provident Energy Trust (la « Fiducie »), daté du <*> 2004 relatif au placement de 12 100 000 parts et de 50 000 débentures de la Fiducie (le « prospectus »). Nous nous sommes conformés aux normes de vérification généralement reconnues du Canada concernant l'intervention des vérificateurs sur des documents de placement.

Nous consentons à ce que soit intégré par renvoi dans le prospectus susmentionné notre rapport aux porteurs de parts de la Fiducie portant sur les bilans consolidés vérifiés aux 31 décembre 2003 et 2002 et sur les états consolidés des résultats et de la perte cumulée et des flux de trésorerie des exercices terminés les 31 décembre 2003 et 2002. Notre rapport est daté du 11 mars 2004.

Nous consentons aussi à ce que soit intégré par renvoi dans le prospectus susmentionné notre rapport daté du <*> 2004 aux porteurs de parts de la Fiducie portant sur le bilan pro forma consolidé de la Fiducie au 31 mars 2004 et sur les états consolidés pro forma des résultats du trimestre terminé le 31 mars 2004 et de l'exercice terminé le 31 décembre 2003.

Nous consentons également à ce que soit intégré par renvoi dans le prospectus susmentionné notre rapport aux actionnaires d'Olympia Energy Inc. portant sur les bilans consolidés vérifiés aux 31 décembre 2003 et 2002 et sur les états consolidés des résultats et bénéfices non répartis et des flux de trésorerie des exercices terminés à ces dates. Notre rapport est daté du 5 mars 2004.

Calgary, Alberta	(signé) <*>
Le<*> 2004	Comptables agréés

Consentement d'Ernst & Young s.r.l.

Nous avons lu le prospectus simplifié de Provident Energy Trust (la « Fiducie ») daté du <*> 2004 relatif à l'admissibilité aux fins de placement de 12 100 000 parts de fiducie et 50 000 débentures de la Fiducie (le « prospectus »). Nous nous sommes conformés aux normes généralement reconnues du Canada concernant l'intervention du vérificateur sur des documents de placement.

Nous consentons à ce que soit intégré par renvoi dans le prospectus susmentionné notre rapport aux administrateurs de Williams Energy (Canada), Inc. portant sur le bilan du système de traitement de liquides du gaz naturel Redwater, secteur de Williams Energy (Canada), Inc. au 31 décembre 2002 et sur les états des résultats et des flux de trésorerie de l'exercice terminé le 31 décembre 2002. Notre rapport est daté du 31 juillet 2003.

Calgary, Alberta	(signé) <*>
Le<*> 2004	Comptables agréés

Consentement de KPMG s.r.l.

Nous avons lu le prospectus simplifié de Provident Energy Trust (la « Fiducie ») daté du <*> visant à rendre admissible le placement de 12 100 000 parts de fiducie et de 50 000 débentures de la Fiducie (le « Prospectus »). Nous nous sommes conformés aux normes généralement reconnues du Canada concernant l'intervention des vérificateurs sur des documents de placement.

Nous consentons à ce que soit intégré par renvoi dans le Prospectus susmentionné notre rapport aux administrateurs de Viracocha Energy Inc. portant sur les bilans consolidés aux 31 décembre 2003 et 2002 et sur les états consolidés des résultats et des bénéfices non répartis (déficit) et des flux de trésorerie des exercices terminés à ces dates. Notre rapport est daté du 27 avril 2004.

Calgary, Alberta	(signé) <*>
Le<*> 2004	Comptables agréés

DROITS DE RÉSOLUTION ET SANCTIONS CIVILES

La législation en valeurs mobilières de certaines provinces du Canada confère à l'acquéreur un droit de résolution. Ce droit ne peut être exercé que dans les deux jours ouvrables suivant la réception réelle ou réputée du prospectus et des modifications. Ces lois permettent également à l'acquéreur de demander la nullité, la révision du prix ou, dans certains cas, des dommages-intérêts par suite d'opérations de placement effectuées avec un prospectus contenant des informations fausses ou trompeuses ou par suite de la non-transmission du prospectus. Toutefois, ces diverses actions doivent être exercées dans des délais déterminés. On se reportera aux dispositions applicables et on consultera éventuellement un conseiller juridique.

ANNEXE A

ÉTATS FINANCIERS DE
BREITBURN ENERGY COMPANY LLC

(en dollars US, à moins d'indication contraire)

BreitBurn Energy Company LLC
et ses filiales
Rapport sur les états financiers consolidés vérifiés
des exercices terminés les 31 décembre 2003 et 2002

A - 1

Rapport des vérificateurs indépendants

Au conseil d'administration et aux associés de
BreitBurn Energy Company LLC

À notre avis, les bilans consolidés ainsi que les états consolidés des résultats, du résultat étendu, des capitaux propres et des flux de trésorerie qui se trouvent ci-joints donnent, à tous les égards importants, une image fidèle de la situation financière de BreitBurn Energy Company LLC et de ses filiales (la « société ») aux 31 décembre 2003 et 2002 ainsi que des résultats de leur exploitation et de leurs flux de trésorerie pour les exercices terminés à ces dates selon les principes comptables généralement reconnus des États-Unis d'Amérique. La responsabilité de ces états financiers incombe à la direction de la société. Notre responsabilité consiste à exprimer une opinion sur ces états financiers en nous fondant sur nos vérifications. Nos vérifications ont été effectuées conformément aux normes de vérification généralement reconnues des États-Unis d'Amérique. Ces normes exigent que la vérification soit planifiée et exécutée de manière à fournir l'assurance raisonnable que les états financiers sont exempts d'inexactitudes importantes. La vérification comprend le contrôle par sondages des éléments probants à l'appui des montants et des autres éléments d'information fournis dans les états financiers. Elle comprend également l'évaluation des principes comptables suivis et des estimations importantes faites par la direction, ainsi qu'une appréciation de la présentation d'ensemble des états financiers. Nous estimons que nos vérifications constituent une base raisonnable à l'expression de notre opinion.

Les états financiers consolidés ci-joints ont été dressés selon l'hypothèse de la continuité de l'exploitation. Comme il est mentionné à la note 2 afférente aux états financiers, la société a d'importantes dettes ainsi que des actions privilégiées obligatoirement rachetables venant à échéance en 2004 qui remettent sérieusement en question sa capacité de poursuivre son exploitation. Les plans d'action de la direction relativement à cette question sont aussi décrits à la note 2. Les états financiers consolidés ne contiennent aucun ajustement qui aurait pu être apporté en raison de cette incertitude.

Comme il est décrit à la note 2 afférente aux états financiers consolidés, la société a modifié sa méthode de comptabilisation des obligations liées à la mise hors service d'immobilisations après avoir adopté en 2003 le

Statement of Financial Accounting Standards No. 143, « Accounting for Asset Retirement Obligations ».

Commentaires des vérificateurs américains à l'intention des lecteurs canadiens portant sur les écarts de présentation des états financiers établis selon les PCGR des États-Unis et ceux établis selon les PCGR du Canada

Les normes de vérification généralement reconnues des États-Unis permettent que soit abordée, dans le rapport des vérificateurs, la question de la continuité de l'exploitation de la société. De plus, elles exigent formellement qu'y soit mentionnée toute modification de convention comptable dont l'incidence sur les états financiers est importante. Les normes de vérification généralement reconnues du Canada ne permettent pas la présentation de ces informations. La présentation de ces informations dans le rapport des vérificateurs américains ne doit pas être interprétée comme l'expression d'une réserve, mais plutôt comme une attention particulière portée sur certains faits dont il est fait mention dans les états financiers. Mise à part cette différence de présentation, la forme et le contenu du rapport des vérificateurs présenté selon les normes de vérification généralement reconnues des États-Unis sont sensiblement les mêmes que ceux du rapport des vérificateurs présenté selon les normes de vérification généralement reconnues du Canada.

Dans l'ensemble, les normes de vérification généralement reconnues des États-Unis correspondent aux normes de vérification généralement reconnues du Canada.

(signé) PricewaterhouseCoopers LLP
Los Angeles, California
Le 26 mars 2004

A - 2

BreitBurn Energy Company LLC
et ses filiales
Bilans consolidés
31 décembre 2003 et 2002

	2003	2002
Actif
Actif à court terme
Espèces et quasi-espèces	714 570	$323 205	$
Comptes débiteurs
Comptes clients, après provision pour créances douteuses de 42 054 $ et de
49 097 $ aux 31 décembre 2003 et 2002, respectivement	5 012 823	5 297 543
Autres comptes débiteurs	634 082	95 464
Charges payées d'avance	653 984	781 607
Position de couverture débitrice	-	5 586
Dépôts et autres	166 030	176 030
Total de l'actif à court terme	7 181 489	6 679 435
Immobilisations, montant net	96 845 940	110 554 876
Autres actifs
Cautionnements au titre d'abandon des lieux	100 000	75 075
Frais d'émission de titres d'emprunt, après amortissement cumulé de 910 088 $
et de 642 032 $ aux 31 décembre 2003 et 2002, respectivement	103 530	357 406
Placement dans des sociétés affiliées	581 691	309 036
Effets à recevoir d'apparentés	500 000	500 000
Position de couverture débitrice	-	26 227
Autres actifs à long terme	40 849	40 849
	1 326 070	1 308 593
Total de l'actif	105 353 499	$118 542 904	$

Passif et capitaux propres
Passif à court terme
Comptes créditeurs et charges à payer	7 793 309	$9 376 675	$
Position de couverture créditrice	6 180 066	3 798 213
Montant à régler sur des dérivés	862 653	473 800
Passif découlant de la cession de droits autres que d'exploitation	2 000 000	500 000
Dette subordonnée de premier rang envers un associé	1 500 000	-
Partie à court terme de la dette à long terme	37 400 000	-
Total du passif à court terme	55 736 028	14 148 688

Dette à long terme	-	62 400 000
Dette subordonnée de premier rang à long terme envers un associé	-	1 500 000
Passif découlant de l'abandon des lieux	708 764	2 303 591
Position de couverture créditrice	3 120 805	879 586
Passif découlant de la cession de droits autres que d'exploitation	1 500 000	3 500 000
Autres passifs à long terme	1 130 000	1 270 000
Total du passif	62 195 597	86 001 865
Engagements et éventualités (note 8)
Actions privilégiées rachetables (sans valeur nominale; 4 100 000 actions autorisées;
3 646 519 actions émises et en circulation)	37 784 991	34 924 655

Capitaux propres (catégorie A : sans valeur nominale; 12 169 318 actions autorisées,
émises et en circulation; catégorie B : sans valeur nominale; 959 625 (2003) et
1 000 000 (2002) actions autorisées; 918 750 (2003) et 867 125 (2002) actions
émises et en circulation)	14 673 782	2 262 370
Cumul des autres éléments du résultat étendu	(9 300 871)	(4 645 986)
Total des capitaux propres	5 372 911	(2 383 616)
Total du passif et des capitaux propres	105 353 499	$118 542 904	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

A - 3

BreitBurn Energy Company LLC
et ses filiales
États consolidés des résultats
Exercices terminés les 31 décembre 2003 et 2002

	2003	2002

Produits
Ventes de pétrole et de gaz, déduction faite des pertes sur opérations de couverture de 7 289 915 $ et de 2 961 363 $ pour les exercices terminés les
31 décembre 2003 et 2002, respectivement	30 460 589	$35 166 396	$
Gain à la vente d'actifs	10 824 108	2 266 005
Bénéfice de participation dans une société affiliée	233 429	99 197
Honoraires d'exploitation	662 778	470 621

	42 180 904	38 002 219

Charges d'exploitation
Achat de gaz et de LGN	94 758	163 297
Charges rattachées aux contrats de location-exploitation	14 412 728	14 610 378
Taxe à la production et impôt foncier	1 178 187	1 468 702
Épuisement et amortissement des propriétés pétrolifères et gazéifères prouvées	3 413 708	4 359 333
Frais d'exploration et d'acquisition	18 753	226 298
Frais généraux et frais d'administration	4 170 969	3 302 382

	23 289 103	24 130 390

Bénéfice d'exploitation	18 891 801	13 871 829

Autres (produits) charges
Intérêts débiteurs	2 693 070	3 208 831
Intérêts créditeurs	(48 051)	(22 075)
Amortissement des frais d'émission de titres d'emprunt	268 056	268 055
Amortissement d'actifs autres que pétroliers et gaziers	204 238	163 903
Gain à la vente d'instruments financiers	-	(626 621)
Gain découlant de la variation de la juste valeur d'instruments dérivés	-	(926 153)
Autres charges	375 900	523 139
Autres produits	(60 341)	(108 143)

	3 432 872	2 480 936

Bénéfice tiré des activités poursuivies	15 458 929	11 390 893

Activités abandonnées
Perte découlant des activités de Beta	-	(405 799)
Perte à la cession de droits détenus sur Beta	-	(6 203 041)

Perte découlant des activités abandonnées	-	(6 608 840)

Effet cumulatif d'une modification comptable	1 653 303	-

Bénéfice net	17 112 232	$4 782 053	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

A - 4

BreitBurn Energy Company LLC
et ses filiales
États consolidés du résultat étendu
Exercices terminés les 31 décembre 2003 et 2002

	2003	2002

Bénéfice net	17 112 232	$4 782 053	$

Variation de la juste valeur d'instruments dérivés	(4 654 885)	(8 432 463)

Résultat étendu	12 457 347	$(3 650 420)	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

A - 5

BreitBurn Energy Company LLC
et ses filiales
États consolidés des capitaux propres
Exercices terminés les 31 décembre 2003 et 2002

	Catégorie A		Catégorie B
Cumul des
autres
éléments
	Nombre		Nombre		du résultat
	d'actions	Montant	d'actions	Montant	étendu	Total
		$		$	$	$

Solde au 31 décembre 2001	11 384 620	1 764 288	749 625	-	3 786 487	5 550 775

Émission d'actions ordinaires de catégorie B			117 500			-
Bénéfice net		4 509 613		272 440		4 782 053
Accroissement de la valeur des actions privilégiées
rachetables		(598 092)		(39 360)		(637 452)
Dividendes en espèces sur actions privilégiées
rachetables		(3 413 439)		(233 080)		(3 646 519)
Variation de la juste valeur d'instruments dérivés					(8 432 473)	(8 432 473)

Solde au 31 décembre 2002	11 834 620	2 262 370	867 125	-	(4 645 986)	(2 383 616)

Émission d'actions ordinaires de catégorie A	334 698					-
Émission d'actions ordinaires de catégorie B			92 000			-
Achat d'actions ordinaires de catégorie B			(40 375)	(17 226)		(17 226)
Bénéfice net		16 124 490		987 742		17 112 232
Accroissement de la valeur des actions privilégiées
rachetables		(593 183)		(44 269)		(637 452)
Dividendes en espèces sur actions privilégiées
rachetables		(1 698 787)		(124 472)		(1 823 259)
Dividendes accumulés sur actions privilégiées		(2 065 386)		(157 497)		(2 222 883)
Variation de la juste valeur d'instruments dérivés					(4 654 885)	(4 654 885)

Solde au 31 décembre 2003	12 169 318	14 029 504	918 750	644 278	(9 300 871)	5 732 911

Les notes ci-jointes font partie intégrante des états financiers consolidés.

A - 6

BreitBurn Energy Company LLC
et ses filiales
États consolidés des flux de trésorerie
Exercices terminés les 31 décembre 2003 et 2002

	2003	2002

Flux de trésorerie liés aux activités d'exploitation
Bénéfice net	17 112 232	$4 782 053	$
Ajustements pour le rapprochement du bénéfice net et des flux de trésorerie nets liés aux activités d'exploitation
Effet cumulatif de l'adoption du SFAS No. 143	(1 653 303)	-
Épuisement et amortissement	3 617 946	4 523 236
Amortissement des frais d'émission de titres d'emprunt	268 056	268 055
Bénéfice de participation dans une société affiliée	(233 429)	(99 197)
Distributions reçues de sociétés affiliées	314 103	91 810
(Gain) perte à la vente d'actifs	(10 824 108)	3 310 415
Variations du fonds de roulement
(Augmentation) diminution des comptes débiteurs	(253 899)	390 864
(Augmentation) diminution des charges payées d'avance et des dépôts et autres	112 698	(1 106 962
Diminution des comptes créditeurs et des charges à payer	(1 834 512)	(1 955 254)

Flux de trésorerie nets liés aux activités d'exploitation	6 625 784	10 205 120

Flux de trésorerie liés aux activités d'investissement
Dépenses consacrées aux propriétés pétrolifères et gazéifères	(12 791 833)	(20 618 723)
Dépenses consacrées aux terrains	(16 870)	(2 190 780)
Cession des droits autres que d'exploitation détenus sur Beta	-	(5 000 000)
Dépenses consacrées à d'autres actifs autres que pétroliers et gaziers	-	(115 090)
Produits de la vente d'actifs	34 533 518	7 760 000
Produits de la vente d'instruments financiers	-	903 507
Frais de fermeture	(731 670)	-
Apports à une société affiliée	(353 329)	-
Nouveaux actifs autres que pétroliers et gaziers	(19 571)	-

Flux de trésorerie nets liés aux activités d'investissement	20 620 245	(19 261 086)

Flux de trésorerie liés aux activités de financement
Produit de la dette à long terme	56 500 000	64 000 000
Paiements sur la dette à long terme	(81 500 000)	(51 800 000)
Achat d'actions ordinaires de catégorie B	(17 226)	-
Dividendes en espèces sur actions privilégiées	(1 823 259)	(3 646 519)
Frais d'émission de titres d'emprunt	(14 179)	-

Flux de trésorerie nets liés aux activités de financement	(26 854 664)	8 553 481

Augmentation (diminution) nette des espèces et quasi-espèces	391 365	(502 485)

Espèces et quasi-espèces
Au début de l'exercice	323 205	825 690

À la fin de l'exercice	714 570	$323 205	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

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BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Constitution et description de la société

BreitBurn Energy Company LLC (la « société »), constituée en société en vertu de la loi intitulée Beverly-Killea Limited Liability Company Act de l'État de Californie, a été fondée le 5 mars 1997 et durera au plus tard jusqu'au 5 mars 2027. La société se consacre à l'acquisition, à l'exploration, à la mise en valeur et à la mise en production de propriétés pétrolifères et gazéifères, dans les États de Californie, du Texas et du Wyoming. Au cours des exercices terminés les 31 décembre 2003 et 2002, la société a tiré respectivement 98 % et 97 % de ses produits de ses propriétés californiennes.

Le 26 mars 2003, la société a fondé au Texas la société en commandite BreitBurn Energy Partners I, L.P. (la « société en commandite »), dont la durée s'étend jusqu'au 1er avril 2023 au plus tard. La société en commandite a commencé ses activités le 5 mai 2003. BEP (GP) I, LP, filiale en propriété exclusive de la société, détient une participation de commandité de 1 % dans la société en commandite, alors que TIFD III-X, LLC, filiale de GE Capital, y détient une participation de commanditaire de 99%. La société en commandite se consacre à l'acquisition, à l'exploration, à la mise en valeur et à la mise en production de propriétés pétrolifères et gazéifères.

  Principales conventions comptables

Périmètre de consolidation

Les états financiers consolidés comprennent les comptes de la société et ceux de ses filiales en propriété exclusive. Les placements dans les sociétés affiliées qui représentent une participation d'au moins 20 % et sur lesquelles la société n'exerce aucun contrôle sont comptabilisés à la valeur de consolidation. Les placements dans les sociétés affiliées qui représentent une participation inférieure à 20 % et sur lesquelles la société n'exerce aucun contrôle sont comptabilisés au coût. Toutes les opérations intersociétés ont été éliminées.

Constatation des produits

Les produits tirés de la vente de pétrole et de gaz sont constatés lorsque le titre de propriété passe à l'acheteur.

Espèces et quasi-espèces

Les espèces et quasi-espèces comprennent les placements à court terme dont l'échéance à l'origine est d'au plus trois mois.

Propriétés pétrolifères et gazéifères

La société utilise la méthode de la capitalisation du coût de la recherche fructueuse. Les coûts d'acquisition et de mise en valeur de concessions (qu'il s'agisse d'actifs corporels ou incorporels), y compris les coûts d'acquisition internes, engagés relativement aux propriétés pétrolifères et gazéifères prouvées sont capitalisés. Les frais découlant d'un retard ou les frais de location de surface sont passés en charges au fur et à mesure qu'ils sont engagés. Les coûts de puits stériles engagés au cours de l'exploration sont également passés en charges. Les coûts de puits stériles engagés lors de la mise en valeur de propriétés prouvées sont capitalisés. Les coûts des analyses géologiques et géophysiques engagés pendant les activités d'exploration sont immédiatement imputés aux résultats.

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BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

À la vente ou à la mise hors service d'une propriété prouvée, les coûts connexes ainsi que la provision pour épuisement et l'amortissement cumulé sont défalqués des comptes, et tout gain ou toute perte, s'il en est, est porté aux états des résultats et du résultat étendu. Les frais de maintenance et de réparation sont classés dans les charges d'exploitation. L'épuisement et l'amortissement des propriétés pétrolifères et gazéifères prouvées, déduction faite de tout produit attendu de la récupération de matériel et de la vente de droits de surface, ainsi que le coût estimatif d'abandon et de remise en état futurs des puits et des installations connexes sont calculés en fonction de chaque propriété et comptabilisés suivant la méthode de l'amortissement proportionnel au rendement.

La société capitalise les intérêts relatifs à des projets de forage d'envergure en se fondant sur le taux d'intérêt différentiel.

Bâtiments et actifs autres que pétroliers et gaziers

Les bâtiments et les actifs autres que pétroliers et gaziers sont constatés au coût et amortis suivant la méthode linéaire sur la durée de vie utile estimative de ces actifs, soit de 3 à 30 ans.

Frais d'émission de titres d'emprunt

Les frais de financement sont capitalisés. Les frais d'émission de titres d'emprunt sont amortis selon la méthode linéaire sur la durée de la dette.

Concentration du risque de crédit

Les dépôts bancaires de la société sont essentiellement détenus dans une seule banque, et la société effectue ses placements dans des fonds du marché monétaire, qui comportent, selon la société, un risque minimal. En tant qu'exploitant de propriétés pétrolifères et gazéifères détenues en coentreprise, la société vend la production de pétrole et de gaz qu'elle en tire à des acheteurs pétroliers et gaziers aux États-Unis et, au nom des coentrepreneurs, paie les fournisseurs pour les services relatifs au pétrole et au gaz. La plupart des acheteurs et des coentrepreneurs se trouvent dans l'ouest des États-Unis. Le risque de non-paiement de la part des acheteurs ou des coentrepreneurs est considéré comme minime et a été pris en compte lors de l'établissement de la provision pour créances douteuses.

Aux 31 décembre 2003 et 2002, 66 % et 75%, respectivement, des comptes clients de la société étaient dus par un important raffineur de pétrole brut aux États-Unis.

Environnement

La société prend sans cesse des mesures qu'elle estime nécessaires dans le cadre de ses activités afin de se conformer aux règlements environnementaux applicables qui sont prescrits par l'autorité fédérale, les États et les administrations locales. Au 31 décembre 2003, la société n'avait pas été sanctionnée par une amende ni citée dans un procès par suite d'une violation d'un règlement environnemental qui aurait pu avoir un effet important sur ses dépenses en immobilisations ou ses résultats d'exploitation.

Rémunération à base d'actions

Le régime d'actionnariat des employés est comptabilisé conformément aux dispositions de l'APB Opinion No. 25, « Accounting for Stock Issued to Employees », qui exigent l'utilisation de la méthode de la valeur intrinsèque, selon laquelle le coût de rémunération constaté correspond à l'excédent, le cas échéant, de la juste valeur des actions à la date d'attribution sur la contrepartie que le salarié doit verser pour acquérir ces actions. Quant au SFAS No. 123, « Accounting for Stock-Based Compensation », les dispositions qu'il contient exigent que les régimes à base d'actions des salariés soient comptabilisés et présentés selon la méthode de la juste valeur. La société a choisi de continuer à utiliser la méthode de comptabilisation qu'elle utilise actuellement, comme il est décrit ci-dessus, et a adopté les exigences du SFAS No. 123 en ce qui concerne les informations à fournir.

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BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

Dépréciation d'actifs
Les propriétés pétrolifères et gazéifères font régulièrement l'objet d'un test de dépréciation, en général sur une base individuelle s'il y a lieu, en fonction des flux de trésorerie estimatifs non actualisés qui seront dégagés de chaque champ. Une perte de valeur est constatée lorsque la valeur comptable nette actuelle des propriétés d'un champ l'emporte sur les flux de trésorerie futurs estimatifs non actualisés.

Une perte de valeur est aussi constatée à l'égard des autres actifs à long terme lorsqu'il est établi que la valeur comptable de ces actifs risque de ne pas être recouvrable.

La société n'a comptabilisé aucune perte de valeur ni en 2003 ni en 2002.

Adoption du SFAS No. 143
En juin 2001, le Financial Accounting Standards Board (« FASB ») des États-Unis a publié le SFAS No. 143, « Accounting for Asset Retirement Obligations ». Selon les exigences de cet énoncé, la société doit comptabiliser la juste valeur d'un passif au titre des obligations légales liées à la mise hors service de ses actifs corporels à long terme dans la période où ces obligations prennent naissance (normalement, lorsque les immobilisations sont installées). Ces obligations se rapportent notamment au bouchage de puits et à l'abandon de ces puits et d'installations pétrolières et gazières, ainsi qu'à la fermeture de certaines installations et à la remise en état des lieux connexes.

Avant le 1er janvier 2003, la société était tenue, conformément au SFAS No. 19, « Financial Accounting and Reporting by Oil and Gas Producing Companies », de comptabiliser ses coûts d'abandon et de remise en état au prorata de la durée de vie utile des actifs. Auparavant, la société comptabilisait ces coûts selon la méthode de l'amortissement proportionnel au rendement. Par suite de l'adoption du SFAS No. 19, des coûts plus élevés sont comptabilisés au cours des premières années de la durée de vie utile des champs, lorsque le volume de la production est à son plus haut niveau, et les coûts d'abandon et de remise en état comptabilisés sont mis en rapprochement avec les produits au fur et à mesure que sont produits le pétrole et le gaz.

En vertu du SFAS No. 143, lorsqu'un passif au titre des obligations liées à la mise hors service d'immobilisations est initialement constaté à la juste valeur, le coût en capital des immobilisations connexes est majoré d'un montant correspondant. Progressivement, les variations de la valeur actualisée du passif s'ajouteront et seront passées en charges, tandis que les coûts capitalisés des immobilisations seront amortis sur la durée de vie utile de celles-ci. Étant donné que le SFAS No. 143 exige que l'accroissement des intérêts soit pris en compte lors de la réévaluation des obligations liées à la mise hors service d'immobilisations en raison de l'écoulement du temps, l'accroissement des coûts sera plus important vers la fin de la durée de vie des champs, lorsque la production de pétrole et de gaz ainsi que les produits qui en seront dégagés seront à leurs plus faibles niveaux.

Conformément aux dispositions du SFAS No. 143, la société a inscrit un ajustement de 1 653 303 $ à titre d'effet cumulatif d'une modification de convention comptable à la suite de l'adoption du SFAS No. 143. Si le SFAS No. 143 avait été adopté le 1er janvier 2002, la société aurait constaté un passif de 741 483 $ au 1er janvier 2002 et de 709 591 $ au 31 décembre 2002.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

Instruments dérivés
Le SFAS No. 133, « Accounting for Derivative Instruments and Hedging Activities », dans sa version modifiée, définit les normes en matière de comptabilité et d'information applicables aux instruments dérivés, y compris certains instruments dérivés intégrés dans d'autres contrats, et aux opérations de couverture. Il exige la constatation au bilan de tous les instruments dérivés à leur juste valeur, à titre d'actif ou de passif. Le traitement comptable qui est réservé aux variations de la juste valeur dépend si oui ou non l'instrument dérivé a été désigné à titre de couverture, et, dans l'affirmative, du type de couverture. Dans le cas des dérivés désignés à titre de couverture de flux de trésorerie, les variations de la juste valeur sont constatées dans les autres éléments du résultat étendu dans la mesure où la couverture est efficace, jusqu'à ce que l'élément couvert soit porté aux résultats. L'efficacité de la couverture est mesurée en fonction des variations, au fil du temps, de la juste valeur du contrat dérivé par rapport à celle de l'élément couvert. Toute variation de la juste valeur résultant de l'inefficacité de la couverture, comme elle est définie dans le SFAS No. 133, est immédiatement imputée aux résultats.

Impôts sur les bénéfices
La société n'est pas assujettie à l'impôt sur les bénéfices, car elle a choisi d'adopter le statut de société en commandite aux fins fiscales. Le bénéfice ou la perte de la société est inclus dans la déclaration de revenu de chaque associé.

Utilisation d'estimations
La préparation d'états financiers conformément aux principes comptables généralement reconnus des États-Unis exige que la direction fasse des estimations et formule des hypothèses qui influent sur les montants de l'actif et du passif présentés et les informations à fournir sur les éventualités à la date du bilan, ainsi que sur les montants des produits et des charges présentés pour l'exercice considéré. Les résultats réels peuvent différer de ces estimations.

Les états financiers s'appuient sur un certain nombre d'estimations importantes, notamment les quantités de réserves de pétrole et de gaz, sur lesquelles repose le calcul de l'épuisement; de l'amortissement et de la dépréciation des propriétés pétrolifères et gazéifères.

Reclassement
Certains éléments des états financiers d'exercices antérieurs ont été reclassés en fonction de la présentation des états financiers de 2003.

Plan d'action de la direction
Les états financiers consolidés ci-joints ont été dressés selon l'hypothèse de la continuité de l'exploitation, qui suppose la réalisation des actifs et l'acquittement des passifs dans le cours normal des activités. La société a des dettes comportant diverses échéances dont celles en 2004 totalisent 38,9 M$. En outre, comme il est décrit plus en détail à la note 7, la société a des actions privilégiées obligatoirement rachetables le 31 décembre 2004 d'une valeur totale de 38,7 M$. Ces faits remettent sérieusement en question la pérennité de la société. Les états financiers consolidés ne contiennent aucun ajustement qui aurait pu être apporté en raison de cette incertitude.

La direction a reçu des offres de financement diverses qu'elle évalue actuellement et qui lui permettront de s'acquitter de ses obligations. La direction a l'intention d'opter pour l'offre qui répond le mieux aux plans stratégiques à long terme de la société. La direction a bon espoir que la restructuration de la dette existante de la société, y compris les actions privilégiées rachetables, permettra à la société de poursuivre son exploitation. Toutefois, rien ne garantit un tel résultat.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Juste valeur des instruments dérivés

L'encaisse, les comptes débiteurs, les comptes créditeurs et les charges à payer sont comptabilisés au coût, qui se rapproche de la juste valeur marchande, en raison de la courte échéance de ces instruments. La juste valeur de la dette à long terme de la société se rapproche de la valeur comptable en raison des caractéristiques de la facilité de crédit qui sont fonction des lois du marché.

À l'occasion, la société fait appel à des swaps et à des contrats à terme pour couvrir une partie de sa production de pétrole et de gaz. Le but des opérations de couverture est d'atténuer le risque lié au prix des marchandises auquel la société s'expose, compte tenu de l'instabilité du prix du pétrole et du gaz. Tous les swaps de la société qui étaient en vigueur aux 31 décembre 2003 et 2002 ont été désignés comme couverture de flux de trésorerie. À ces dates, les instruments de couverture de flux de trésorerie étaient composés de swaps et d'options de vente couvrant une production de 500 à 4 000 barils de pétrole par jour, pour la période allant du 1er janvier 2003 au 31 décembre 2006. La fourchette de prix visée par ces swaps était de 23,03 $ à 28,13 $ le baril. La juste valeur nette des contrats aux 31 décembre 2003 et 2002 représentait des pertes d'environ 8 360 000 $ et 2 922 000 $, respectivement.

La société utilise des swaps de taux d'intérêt afin de convertir une partie de sa dette à taux variable en une dette à taux fixe. Aux 31 décembre 2003 et 2002, le montant nominal de référence des swaps de taux d'intérêt de la société s'établissait à 35 000 000 $ et à 45 000 000 $, respectivement. Le gain net ou la perte nette découlant des swaps de taux d'intérêt n'a pas été important pour la société et est constaté à titre d'intérêts débiteurs.

  Immobilisations

Aux 31 décembre 2003 et 2002, les immobilisations étaient constituées de ce qui suit :

	2003	2002

Propriétés pétrolifères et gazéifères prouvées, méthode de la
capitalisation du coût de la recherche fructueuse	110 647 375	$121 244 033	$
Terrains	1 990 384	1 973 514
Bâtiments	274 483	274 483
Actifs autres que pétroliers et gaziers	1 157 493	1 137 922
Immobilisations en cours, actifs pétroliers et gaziers	-	3 106 059

	114 069 735	127 736 011
Moins la provision pour épuisement et l'amortissement cumulé	(17 223 795)	(17 181 135)

Immobilisations, montant net	96 845 940	$110 554 876	$

Pour les exercices 2003 et 2002, les intérêts capitalisés et portés aux propriétés pétrolifères et gazéifères se sont établis à néant et à 468 550 $, respectivement.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Effets à payer

Les effets à payer consistent en ce qui suit :

Versement
Type d'effet	Taux d'intérêt	d'intérêt	2003	2002		Échéance

Entente de crédit	Divers	Trimestriel	6 400 000	$3 400 000		$5 mai 2004
Entente de crédit	Divers	Mensuel	31 000 000	59 000 000		5 mai 2004
Billet	Divers	Trimestriel	1 500 000	1 500 000		25 mars 2004

			38 900 000	$63 900 000	$

La société a conclu une entente de crédit (l'« entente ») avec Wells Fargo Bank (Texas), N.A., Bank of Scotland et U.S. Bank National Association. Les emprunts consentis en vertu de l'entente sont garantis par les propriétés pétrolifères et gazéifères de la société qui sont en production et ils portent intérêt au taux interbancaire offert à Londres (« TIOL »), majoré de 1,25% à 2%, ou au taux de base de Wells Fargo Bank, majoré de 0,25% à 1,00% (3,1 % et 5,0%, respectivement, au 31 décembre 2003). Le point de base qui s'ajoute au TIOL ou au taux de base de Wells Fargo Bank augmente au fur et à mesure que les emprunts que la société a effectués en vertu de l'entente se rapprochent du montant disponible.

Le montant disponible initialement autorisé avait été fixé à 50 M$. Le montant maximal d'un emprunt pouvant être consenti en vertu de l'entente est de 150 M$. Le montant disponible au 31 décembre 2003 en vertu de l'entente s'établissait à 40 M$. Au 31 décembre 2003, l'encours des emprunts assortis du TIOL ajusté ou du taux de base ajusté se chiffrait à 31,0 M$ et à 6,4 M$, respectivement. Conformément à l'entente, la totalité de l'encours au 31 décembre 2003 était classée dans le passif à court terme. L'entente exige notamment que la société maintienne un ratio du fonds de roulement d'au moins 1 : 1 et un ratio flux de trésorerie ajustés minimums/intérêts de 1,25 : 1 au 31 décembre 2003, tels qu'ils sont tous définis dans l'entente.

Le 25 mars 1997, la société a contracté un billet de 1,5 M$, au taux de 10%, qui vient à échéance le 25 mars 2004 (le « billet ») et qui est remboursable à Energy Company of America (« ECA »). Le taux d'intérêt jusqu'à l'échéance est de 10%, ajusté en fonction du prix de pétrole que la société reçoit à la tête du puits, qui s'écarte d'un prix fixe de 20,79 $ le baril (13,47 % au 31 décembre 2003).

Le billet est garanti par des actes de fiducie grevant les droits que la société détient sur certains biens immobiliers et tous les droits pétroliers et gaziers sur ces biens, de même qu'un droit de direction autorisant une sûreté grevant ceux-ci, laquelle servirait de garantie pour une obligation ou une lettre de crédit, conformément à certaines dispositions de l'entente initiale d'achat visant les propriétés pétrolifères et gazéifères que la société a acquises auprès d'Occidental Petroleum Company (« OXY »). À l'échéance, ou à une autre date que la société aura choisie et qu'ECA aura approuvée, ECA peut, à son gré, convertir l'encours du capital et des intérêts en une participation de concessionnaire dans les propriétés d'OXY ou en actions de la société selon une proportion établie.

Le reste de la dette, qui s'élève à 38 900 000 $, vient à échéance en 2004.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Capitaux propres

Au 31 décembre 2003, les capitaux propres étaient constitués de 12 169 318 actions ordinaires de catégorie A et de 918 750 actions ordinaires de catégorie B ou de parts d'associés, telles qu'elles sont définies dans l'article 17001(z) de la loi intitulée Corporations Code de Californie. Chaque associé détient un compte de capital distinct qui comprend l'apport de l'associé plus les bénéfices ou les pertes qui lui reviennent, déduction faite des distributions, conformément aux dispositions applicables des lois et des règlements de l'Internal Revenue Service des États-Unis. Les bénéfices et les pertes de la société ainsi que tous les éléments des résultats, des gains ou des pertes sont attribués à chaque associé en fonction du pourcentage de participation de celui-ci, pourcentage qui correspond au nombre d'actions que l'associé détient, divisé par le nombre total d'actions émises.

Aux termes de l'entente d'exploitation de la société, celle-ci a émis, le 3 juin 2003, 334 698 actions ordinaires de catégorie A à EnCap, sans qu'aucune contrepartie ne soit versée.

Le conseil d'administration de la société a approuvé en 1997 un régime d'actionnariat des employés (le « régime ») auquel les employés clés et les administrateurs peuvent participer. Le régime a pour but d'encourager les participants à accroître la rentabilité de l'entreprise et d'attirer et de retenir du personnel clé au moyen d'attribution d'actions ordinaires de la société. Le conseil d'administration de la société a autorisé l'attribution de 1 million d'actions ordinaires de catégorie B dans le cadre du régime. Les actions ordinaires de catégorie B ne comportent aucun droit de vote. Les actions émises en vertu du régime ne représentent qu'un droit de participation au bénéfice, comme le définit la Revenue Procedure 93-27, 1993-2 C.B. 343 (1993), et elles sont accordées sans contrepartie en espèces. Le régime a été établi pour dix ans et, au bout de cette période, les actions déjà attribuées en vertu du régime subsistent. La société peut racheter ces actions à un prix et à des conditions qui sont définis dans l'entente du régime. Au 31 décembre 2003, la société comptait 918 750 actions ordinaires de catégorie B émises et en circulation en vertu du régime. Aucune charge de rémunération n'a été constatée au titre du régime pour 2003 et 2002.

  Actions privilégiées rachetables

En 1998, la société a émis 167 349 actions ordinaires de catégorie A et 3 000 000 d'actions privilégiées en contrepartie de 29 150 000 $. Les actions privilégiées ne comportent aucun droit de vote. Les porteurs d'actions privilégiées ont droit à des distributions annuelles de 10 % du montant de rachat de 30 000 000 $, y compris les dividendes précédemment versés en nature. Les distributions sur les actions privilégiées sont payables semestriellement le 3 décembre et le 3 juin de chaque année à compter du 3 décembre 1998. Les quatre premiers dividendes avaient été versés en nature, au gré de la société. Les distributions sont cumulatives et s'accumulent peu importe si elles ont été déclarées ou non et peu importe si, au plan juridique, la société dispose ou non de fonds suffisants pour en effectuer la distribution. Pour les exercices terminés les 31 décembre 2003 et 2002, la société a versé des dividendes en espèces de 1 823 259 $ et de 3 646 519 $, respectivement. La société devait verser un dividende en décembre 2003 qu'elle a contractuellement modifié pour qu'il devienne dû le 31 mars 2004 sous forme d'un dividende en nature.

La société a l'option de racheter les actions privilégiées en tout temps, mais les actions doivent être obligatoirement rachetées le 31 décembre 2004, au prix de rachat stipulé dans l'entente.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Engagements et éventualités

La société a des cautionnements de 4 858 280 $ en faveur d'OXY relativement à une convention d'achat que Westside a signée en 1993 pour l'acquisition de propriétés pétrolifères et gazéifères en production.

La société a comptabilisé un passif au titre de l'abandon de certaines propriétés pétrolifères et gazéifères qui s'élevait à 708 764 $ et à 2 303 591 $ aux 31 décembre 2003 et 2002, respectivement. Ces montants ont été inscrits aux bilans ci-joints à titre de passif à long terme.

Les variations des obligations liées à la mise hors service d'immobilisations entre le 1er janvier 2003 et le 31 décembre 2003 se présentent comme suit :

2002

Obligations liées à la mise hors service d'immobilisations au 1er janvier 2003	650 288	$
Diminution en raison de puits vendus	(8 897)
Charge de désactualisation	67 373

Obligations liées à la mise hors service d'immobilisations au 31 décembre 2003	708 764	$

La société loue certaines immobilisations en vertu de contrats de location-exploitation qui sont susceptibles d'expirer au cours des cinq prochains exercices. En général, la direction s'attend à ce que les contrats de location soient renouvelés ou remplacés par d'autres dans le cours normal des activités. Les loyers maximums exigibles en vertu des contrats de location-exploitation non résiliables à l'origine ou qui ne peuvent être résiliés jusqu'à leur échéance et dont la durée dépasse un an s'établissent comme suit :

Exercice se terminant en

2004	412 466	$
2005	265 689
2006	7 604
2007	2 900
2008	-

	688 659	$

La charge locative pour les exercices terminés les 31 décembre 2003 et 2002 s'est élevée à 416 660 $ et à 402 859 $, respectivement.

  Opérations entre apparentés

Aux 31 décembre 2003 et 2002, la société avait comptabilisé des intérêts totalisant 49 161 $ et 44 151 $, respectivement, à payer à la société mère d'un des associés sur l'encours de 1,5 M$ de l'effet à payer.

La société affichait aussi, aux 31 décembre 2003 et 2002, un montant de 500 000 $ à recevoir d'associés, sur des effets portant intérêt. Les intérêts s'accumulent à un taux annuel combiné fédéral et sont payables annuellement. Aux 31 décembre 2003 et 2002, les intérêts courus avaient atteint 7 600 $ et 14 733 $, respectivement.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Opérations entre apparentés (suite)

Aux 31 décembre 2003 et 2002, la société avait constaté des comptes débiteurs de 25 749 $ et de 11 119 $, respectivement, à recevoir de Seal Beach Gas Processing Venture (« SBGPV »), filiale comptabilisée à la valeur de consolidation dans laquelle la société détient une participation de 50%. Les comptes à payer à SBGPV s'établissaient à néant et à 8 270 $ aux 31 décembre 2003 et 2002, respectivement.

Un associé détient une participation de concessionnaire dans une partie de certaines concessions et rembourse à la société la fraction des charges d'exploitation de la concession et des dépenses en immobilisations qui lui est imputable. Aux 31 décembre 2003 et 2002, la société avait inscrit des comptes débiteurs de 201 686 $ et de 514 022 $, respectivement, à recevoir de cet associé.

Le 5 mai 2003, la société a vendu deux propriétés pétrolifères et gazéifères à la société en commandite pour une contrepartie d'environ 35 M$ et a comptabilisé un gain d'environ 10 M$. La société conserve une participation de commandité dans ces propriétés et continue de les exploiter par l'entremise de la société en commandite. En contrepartie des services offerts à la société en commandite, la société touche des frais de gestion équivalant à 4 % du bénéfice d'exploitation.

  Régime de retraite

Aux termes de son régime de retraite à cotisations déterminées, qui couvre la quasi-totalité de ses employés comptant au moins trois mois de service, la société doit verser des cotisations régulières, établies en fonction des cotisations salariales, telles qu'elles sont prévues en vertu des dispositions du régime. Les droits rattachés aux cotisations patronales sont entièrement acquis par les salariés après cinq ans de service. Pour les exercices terminés les 31 décembre 2003 et 2002, les cotisations de contrepartie versées par la société ont totalisé 81 574 $ et 115 275 $, respectivement.

  Informations supplémentaires sur les flux de trésorerie

Au cours des exercices terminés les 31 décembre 2003 et 2002, la société a versé des intérêts de 2 752 617 $ et de 3 742 795 $, respectivement.

  Activités abandonnées

En janvier 2002, la société avait adopté un plan bien arrêté en vue de se départir des droits autres que d'exploitation qu'elle détenait sur le gisement Beta, situé au large de la Californie. Ces droits autres que d'exploitation avaient été comptabilisés dans les états financiers consolidés à titre d'activités abandonnées, à compter de l'exercice 2002. Pour effectuer cette opération de sortie, la société avait payé à l'exploitant 5 000 000 $ en espèces et avait constaté 4 000 000 $ à titre de paiements différés. La société avait comptabilisé une perte comptable de 6 608 840 $ à la vente de ces droits, compte tenu des frais engagés pour clôturer l'opération et des pertes d'exploitation découlant d'activités abandonnées pour la période du 1er janvier 2002 au 1er avril 2002 (date de sortie). La société n'est pas assujettie à l'impôt sur les bénéfices fédéral, car elle a choisi d'être imposée à titre de société en commandite.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Rapprochement avec les PCGR du Canada

La société dresse ses états financiers consolidés conformément aux principes comptables généralement reconnus des États-Unis (« PCGR des États-Unis »), lesquels diffèrent à certains égards des principes qu'aurait suivis la société si elle avait dressé ses états financiers consolidés conformément aux principes comptables généralement reconnus du Canada (« PCGR du Canada »). Les écarts de mesure importants entre les PCGR des États-Unis et les PCGR du Canada ainsi que leur incidence sur les états financiers consolidés sont présentés ci-après.

Les montants figurant à l'état consolidé des résultats qui diffèrent sensiblement des montants inscrits dans les états financiers préparés selon les PCGR des États-Unis s'établissent comme suit :

	2003	2002
(en dollars US)
Bénéfice net selon les PCGR des États-Unis	17 112 232	$4 782 053	$
Gain découlant de la variation de la juste valeur d'instruments dérivés		(926 153)
Effet cumulatif de l'adoption du SFAS No. 143	(1 653 303)	328 000
Augmentation de la valeur des actions privilégiées rachetables	(637 452)	(637 452)
Dividendes en espèces sur actions privilégiées rachetables	(1 823 259)	(3 646 519)
Dividendes accumulés sur actions privilégiées	(2 222 883)	-
Bénéfice net (perte) selon les PCGR du Canada	10 775 335	$(100 071)	$

Les montants figurant au bilan consolidé qui diffèrent sensiblement des montants inscrits dans les états financiers préparés selon les PCGR des États-Unis s'établissent comme suit :

	2003		2002
	PCGR du	PCGR des	PCGR du	PCGR des
	Canada	États-Unis	Canada	États-Unis
(en dollars US)

Actif à court terme
Position de couverture débitrice	-	-	-	5 586

Autres actifs
Position de couverture débitrice	-	-	-	26 227

Passif à court terme
Position de couverture créditrice	-	6 180 066	-	3 798 213

Autres passifs
Position de couverture créditrice	-	3 120 805	-	879 586
Actions privilégiées rachetables	37 784 991	-	34 924 655	-

Capitaux propres
Actions privilégiées rachetables	-	37 784 991	-	34 924 655
Cumul des autres éléments du résultat étendu	-	(9 300 871)	-	(4 645 986)

Position de couverture créditrice

Les PCGR du Canada n'exigent pas que les couvertures en place soient évaluées à la valeur du marché et imputées au résultat étendu.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Rapprochement avec les PCGR du Canada (suite)

Actions privilégiées rachetables

Les PCGR du Canada exigent que les actions privilégiées rachetables soient comptabilisées à titre de dette

Obligations liées à la mise hors service d'immobilisations

Le chapitre 3110 du Manuel de l'Institut Canadien des Comtpables Agréés (« ICCA ») correspond au Statement of Financial Accounting Standards (« FAS ») No. 143, « Accounting for Asset Retirement Obligations », lequel s'applique aux exercices ouverts à compter du 1er janvier 2003. Les deux normes présentent cependant un écart en ce qui a trait à la présentation des montants transitoires. Les PCGR des États-Unis exigent que l'effet cumulatif d'une modification de convention comptable soit présenté à l'état consolidé des résultats de la période en cours sans retraitement des chiffres des périodes antérieures, tandis que les PCGR du Canada exigent le retraitement des états financiers des périodes antérieures.

Actions rachetables

En vertu des PCGR du Canada, l'augmentation de la valeur des actions privilégiées rachetables, les dividendes en espèces sur les actions privilégiées rachetables et les dividendes accumulés sur les actions privilégiées sont comptabilisées à titre de charges.

Cumul des autres éléments du résultat étendu

En vertu des PCGR des États-Unis, l'évolution des capitaux propres au cours de la période découlant des opérations ou d'autres faits qui sont pas attribuables aux propriétaires doit être prise en compte dans les autres éléments du résultat étendu. Les PCGR du Canada ne prévoit pas d'exigence similaire.

BreitBurn Energy Company LLC
et ses filiales
États financiers consolidés
Trimestre terminés les 31 mars 2004 et 2003

BreitBurn Energy Company LLC
et ses filiales
Bilans consolidés
(non vérifiés)

	31 mars	31 décembre
	2004	2003
Actif
Actif à court terme
Espèces et quasi-espèces	-	$714 570	$
Comptes débiteurs
Comptes clients, après provision pour créances douteuses de 42 054 $ et de
42 054 $ au 31 mars 2004 et au 31 décembre 2003, respectivement	5 486 788	5 012 823
Autres comptes débiteurs	474 180	634 082
Charges payées d'avance	538 465	653 984
Dépôts et autres	176 028	166 030
Total de l'actif à court terme	6 675 461	7 181 489
Immobilisations, montant net	99 348 362	96 845 940
Autres actifs
Cautionnements au titre d'abandon des lieux	150 000	100 000
Frais d'émission de titres d'emprunt, après amortissement cumulé de 977 101 $
et de 910 088 $ au 31 mars 2004 et au 31 décembre 2003, respectivement	441 306	103 530
Placement dans des sociétés affiliées	620 346	581 691
Effets à recevoir d'apparentés	500 000	500 000
Autres actifs à long terme	40 849	40 849
	1 752 501	1 326 070
Total de l'actif	107 776 324	$105 353 499	$

Passif et capitaux propres (déficit)
Passif à court terme
Comptes créditeurs et charges à payer	9 169 978	$7 793 309	$
Position de couverture créditrice	8 485 839	6 180 066
Montant à régler sur des dérivés	1 069 174	862 653
Passif découlant de la cession de droits autres que d'exploitation	3 000 000	2 000 000
Dette subordonnée de premier rang envers un associé	1 500 000	1 500 000
Partie à court terme de la dette à long terme	37 600 000	37 400 000
Actions visées par un rachat obligatoire	38 688 083	-
Total du passif à court terme	99 513 074	55 736 028
Passif découlant de l'abandon des lieux	724 512	708 764
Position de couverture créditrice	6 169 609	3 120 805
Passif découlant de la cession de droits autres que d'exploitation	-	1 500 000
Autres passifs à long terme	1 750 672	1 130 000
Total du passif	108 069 676	62 195 597
Engagements et éventualités (note 8)
Actions privilégiées rachetables (sans valeur nominale; 4 100 000 actions autorisées;
3 646 519 actions émises et en circulation)	-	37 784 991

Capitaux propres (catégorie A : sans valeur nominale; 12 169 318 actions autorisées,
émises et en circulation; catégorie B : sans valeur nominale; 959 625 actions
autorisées; 926 750 (31 mars 2004)	14 273 905	14 673 782
Cumul des autres éléments du résultat étendu	(14 655 448)	(9 300 871)
Total des capitaux propres (déficit)	(381 543)	5 372 911
Total du passif et des capitaux propres (déficit)	107 776 324	$105 353 499	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

BreitBurn Energy Company LLC
et ses filiales
États consolidés des résultats
(non vérifiés)

Trimestres terminés les
31 mars
	2004	2003

Produits
Ventes de pétrole et de gaz, déduction faite des pertes sur opérations de couverture de 2 749 131 $ et de 2 958 090 $ pour les trimestres terminés les 31 mars 2004
et 2003, respectivement	6 452 399	$9 309 767	$
Gain à la vente d'actifs	-	900
Bénéfice de participation dans une société affiliée	65 684	57 661
Honoraires d'exploitation	143 884	124 547

	6 661 967	9 492 875

Charges d'exploitation
Achat de gaz et de LGN	26 683	27 660
Charges rattachées aux contrats de location-exploitation	3 266 966	4 018 739
Taxe à la production et impôt foncier	283 505	378 424
Épuisement et amortissement des propriétés pétrolifères et gazéifères prouvées	735 485	901 778
Frais généraux et frais d'administration	995 394	812 649

	5 308 033	6 139 250

Bénéfice d'exploitation	1 353 934	3 353 625

Autres (produits) charges
Intérêts débiteurs	641 024	890 648
Intérêts créditeurs	(3 651)	(4 654)
Amortissement des frais d'émission de titres d'emprunt	67 013	67 014
Amortissement d'actifs autres que pétroliers et gaziers	45 916	45 600
Autres charges	115 796	107 261
Autres produits	(15 386)	(14 626)

	850 712	1 091 243

Bénéfice avant effet cumulatif d'une modification comptable	503 222	2 262 382

Effet cumulatif d'une modification comptable	(903 099)	1 653 303

Bénéfice net (perte)	(399 877)	$3 915 685	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

BreitBurn Energy Company LLC
et ses filiales
États consolidés du résultat étendu
(non vérifiés)

Trimestres terminés les
31 mars
	2004	2003

Bénéfice net (perte)	(399 877)	$3 915 685	$

Variation de la juste valeur d'instruments dérivés	(5 354 577)	(435 683)

Résultat étendu	(5 754 454)	$3 480 002	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

BreitBurn Energy Company LLC
et ses filiales
États consolidés des capitaux propres (déficit)
(non vérifiés)

	Catégorie A		Catégorie B
Cumul des
autres
éléments
	Nombre		Nombre		du résultat
	d'actions	Montant	d'actions	Montant	étendu	Total
		$		$	$	$

Solde au 31 décembre 2003	12 169 318	14 029 504	918 750	644 278	(9 300 871)	5 372 911

Émission d'actions ordinaires de catégorie B			8 000
Bénéfice net		(372 589)		(27 288)		(399 877)
Variation de la juste valeur d'instruments dérivés					(5 354 577)	(5 354 577)

Solde au 31 mars 2004	12 169 318	13 656 915	926 750	616 990	(14 655 448)	(381 543)

Les notes ci-jointes font partie intégrante des états financiers consolidés.

BreitBurn Energy Company LLC
et ses filiales
États consolidés des flux de trésorerie
(non vérifiés)

Trimestres terminés les
31 mars
	2004	2003

Flux de trésorerie liés aux activités d'exploitation
Bénéfice net (perte)	(399 877)	$3 915 685	$
Ajustements pour le rapprochement du bénéfice net et des flux de trésorerie nets liés aux activités d'exploitation
Effet cumulatif d'une modification comptable	903 099	(1 653 303)
Épuisement et amortissement	781 401	947 378
Amortissement des frais d'émission de titres d'emprunt	67 013	67 014
Bénéfice de participation dans une société affiliée	(65 684)	(57 661)
Distributions reçues de sociétés affiliées	-	91 989
(Gain) perte à la vente d'actifs	-	(900)
Variations du fonds de roulement
Augmentation des comptes débiteurs	(314 065)	(640 391)
(Augmentation) diminution des charges payées d'avance et des dépôts et autres	82 554	(62 688)
Augmentation des comptes créditeurs et des charges à payer	1 703 854	1 356 449

Flux de trésorerie nets liés aux activités d'exploitation	2 758 295	3 963 572

Flux de trésorerie liés aux activités d'investissement
Dépenses consacrées aux propriétés pétrolifères et gazéifères	(3 259 222)	(3 660 336)
Dépenses consacrées aux terrains	-	(12 409)
Produits de la vente d'actifs	-	900
Nouveaux actifs autres que pétroliers et gaziers	(8 853)	(14 932)

Flux de trésorerie nets liés aux activités d'investissement	(3 268 075)	(3 686 777)

Flux de trésorerie liés aux activités de financement
Produit de la dette à long terme	19 600 000	12 400 000
Paiements sur la dette à long terme	(19 400 000)	(13 000 000)
Frais d'émission de titres d'emprunt	(404 790)	-

Flux de trésorerie nets liés aux activités de financement	(204 790)	(600 000)

Diminution nette des espèces et quasi-espèces	(714 570)	(323 205)

Espèces et quasi-espèces
Au début du trimestre	714 570	323 205

À la fin du trimestre	0	$0	$

Les notes ci-jointes font partie intégrante des états financiers consolidés.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Généralités

Constitution et description de la société

BreitBurn Energy Company LLC (la « société »), constituée en société en vertu de la loi intitulée Beverly-Killea Limited Liability Company Act de l'État de Californie, a été fondée le 5 mars 1997 et durera au plus tard jusqu'au 5 mars 2027. La société se consacre à l'acquisition, à l'exploration, à la mise en valeur et à la mise en production de propriétés pétrolifères et gazéifères, dans les États de Californie, du Texas et du Wyoming. Au cours de chacun des deux trimestres terminés les 31 mars 2004 et 2003, la société a tiré 97 % de ses produits de ses propriétés californiennes.

Le 26 mars 2003, la société a fondé au Texas la société en commandite BreitBurn Energy Partners I, L.P. (la « société en commandite »), dont la durée s'étend jusqu'au 1er avril 2023 au plus tard. La société en commandite a commencé ses activités le 5 mai 2003. BEP (GP) I, LP, filiale en propriété exclusive de la société, détient une participation de commandité de 1 % dans la société en commandite, alors que TIFD III-X, LLC, filiale de GE Capital, y détient une participation de commanditaire de 99%. La société en commandite se consacre à l'acquisition, à l'exploration, à la mise en valeur et à la mise en production de propriétés pétrolifères et gazéifères. Pour le trimestre terminé le 31 mars 2004, la vente de ces propriétésa donné lieu à des baisses de 29%, de 26 % et de 18 % des produits, du volume de production et des charges rattachées aux contrats de location-exploitation, respectivement, comparativement au niveaux antérieurs à l'opération.

Mode de présentation

Les états financiers intermédiaires consolidés condensés ci-joints sont non vérifiés et ont été dressés selon les principes comptables généralement reconnus des États-Unis. Par conséquent, ils ne comprennent pas toute l'information et les notes requises en vertu des principes comptables généralement reconnus s'appliquant aux états financiers annuels. Les données de fin d'exercice du bilan proviennent d'états financiers vérifiés, mais elles ne comprennent pas toutes les informations requises en vertu des principes comptables généralement reconnus. Les états financiers consolidés non vérifiés doivent être lus conjointement avec les états financiers consolidés vérifiés et les notes de l'exercice terminé le 31 décembre 2003. Selon la direction, ces états financiers consolidés non vérifiés comprennent tous les ajustements et les éléments de nature habituelle et récurrente qui sont considérés comme nécessaires à une présentation fidèle des résultats des périodes intermédiaires. Les résultats intermédiaires qui figurent dans les états financiers consolidés non vérifiés ne sont pas nécessairement représentatifs des résultats prévus pour l'exercice complet.

  Principales conventions comptables

Périmètre de consolidation

Les états financiers consolidés comprennent les comptes de la société et ceux de ses filiales en propriété exclusive. Les placements dans les sociétés affiliées qui représentent une participation d'au moins 20 % et sur lesquelles la société n'exerce aucun contrôle sont comptabilisés à la valeur de consolidation. Les placements dans les sociétés affiliées qui représentent une participation inférieure à 20 % et sur lesquelles la société n'exerce aucun contrôle sont comptabilisés au coût. Toutes les opérations intersociétés ont été éliminées.

Constatation des produits

Les produits tirés de la vente de pétrole et de gaz sont constatés lorsque le titre de propriété passe à l'acheteur.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

Espèces et quasi-espèces

Les espèces et quasi-espèces comprennent les placements à court terme dont l'échéance à l'origine est d'au plus trois mois.

Propriétés pétrolifères et gazéifères

La société utilise la méthode de la capitalisation du coût de la recherche fructueuse. Les coûts d'acquisition et de mise en valeur de concessions (qu'il s'agisse d'actifs corporels ou incorporels), y compris les coûts d'acquisition internes, engagés relativement aux propriétés pétrolifères et gazéifères prouvées sont capitalisés. Les frais découlant d'un retard ou les frais de location de surface sont passés en charges au fur et à mesure qu'ils sont engagés. Les coûts de puits stériles engagés au cours de l'exploration sont également passés en charges. Les coûts de puits stériles engagés lors de la mise en valeur de propriétés prouvées sont capitalisés. Les coûts des analyses géologiques et géophysiques engagés pendant les activités d'exploration sont immédiatement imputés aux résultats.

À la vente ou à la mise hors service d'une propriété prouvée, les coûts connexes ainsi que la provision pour épuisement et l'amortissement cumulé sont défalqués des comptes, et tout gain ou toute perte, s'il en est, est porté aux états des résultats et du résultat étendu. Les frais de maintenance et de réparation sont classés dans les charges d'exploitation. L'épuisement et l'amortissement des propriétés pétrolifères et gazéifères prouvées, déduction faite de tout produit attendu de la récupération de matériel et de la vente de droits de surface, ainsi que le coût estimatif d'abandon et de remise en état futurs des puits et des installations connexes sont calculés en fonction de chaque propriété et comptabilisés suivant la méthode de l'amortissement proportionnel au rendement.

La société capitalise les intérêts relatifs à des projets de forage d'envergure en se fondant sur le taux d'intérêt différentiel.

Bâtiments et actifs autres que pétroliers et gaziers

Les bâtiments et les actifs autres que pétroliers et gaziers sont constatés au coût et amortis suivant la méthode linéaire sur la durée de vie utile estimative de ces actifs, soit de 3 à 30 ans.

Frais d'émission de titres d'emprunt

Les frais de financement sont capitalisés. Les frais d'émission de titres d'emprunt sont amortis selon la méthode linéaire sur la durée de la dette. Au cours du premier trimestre de 2004, la société a engagé des frais d'émission de titres d'emprunt de 404 790 $ pour garantir une marge de crédit de second rang conclue avec Wells Fargo Energy Capital, Inc. pour des activités de forage.

Concentration du risque de crédit

Les dépôts bancaires de la société sont essentiellement détenus dans une seule banque, et la société effectue ses placements dans des fonds du marché monétaire, qui comportent, selon la société, un risque minimal. En tant qu'exploitant de propriétés pétrolifères et gazéifères détenues en coentreprise, la société vend la production de pétrole et de gaz qu'elle en tire à des acheteurs pétroliers et gaziers aux États-Unis et, au nom des coentrepreneurs, paie les fournisseurs pour les services relatifs au pétrole et au gaz. La plupart des acheteurs et des coentrepreneurs se trouvent dans l'ouest des États-Unis. Le risque de non-paiement de la part des acheteurs ou des coentrepreneurs est considéré comme minime et a été pris en compte lors de l'établissement de la provision pour créances douteuses.

Aux 31 mars 2004 et 2003, 75%,des comptes clients de la société étaient dus par un important raffineur de pétrole brut aux États-Unis.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

Environnement

La société prend sans cesse des mesures qu'elle estime nécessaires dans le cadre de ses activités afin de se conformer aux règlements environnementaux applicables qui sont prescrits par l'autorité fédérale, les États et les administrations locales. Au 31 décembre 2003, la société n'avait pas été sanctionnée par une amende ni citée dans un procès par suite d'une violation d'un règlement environnemental qui aurait pu avoir un effet important sur ses dépenses en immobilisations ou ses résultats d'exploitation.

Rémunération à base d'actions

Le régime d'actionnariat des employés est comptabilisé conformément aux dispositions de l'APB Opinion No. 25, « Accounting for Stock Issued to Employees », qui exigent l'utilisation de la méthode de la valeur intrinsèque, selon laquelle le coût de rémunération constaté correspond à l'excédent, le cas échéant, de la juste valeur des actions à la date d'attribution sur la contrepartie que le salarié doit verser pour acquérir ces actions. Quant au SFAS No. 123, « Accounting for Stock-Based Compensation », les dispositions qu'il contient exigent que les régimes à base d'actions des salariés soient comptabilisés et présentés selon la méthode de la juste valeur. La société a choisi de continuer à utiliser la méthode de comptabilisation qu'elle utilise actuellement, comme il est décrit ci-dessus, et a adopté les exigences du SFAS No. 123 en ce qui concerne les informations à fournir.

Dépréciation d'actifs

Les propriétés pétrolifères et gazéifères font régulièrement l'objet d'un test de dépréciation, en général sur une base individuelle s'il y a lieu, en fonction des flux de trésorerie estimatifs non actualisés qui seront dégagés de chaque champ. Une perte de valeur est constatée lorsque la valeur comptable nette actuelle des propriétés d'un champ l'emporte sur les flux de trésorerie futurs estimatifs non actualisés.

Une perte de valeur est aussi constatée à l'égard des autres actifs à long terme lorsqu'il est établi que la valeur comptable de ces actifs risque de ne pas être recouvrable.

La société n'a comptabilisé aucune perte de valeur ni en 2004 ni en 2003.

Adoption du SFAS No. 143

En juin 2001, le Financial Accounting Standards Board (« FASB ») des États-Unis a publié le SFAS No. 143, « Accounting for Asset Retirement Obligations ». Selon les exigences de cet énoncé, la société doit comptabiliser la juste valeur d'un passif au titre des obligations légales liées à la mise hors service de ses actifs corporels à long terme dans la période où ces obligations prennent naissance (normalement, lorsque les immobilisations sont installées). Ces obligations se rapportent notamment au bouchage de puits et à l'abandon de ces puits et d'installations pétrolières et gazières, ainsi qu'à la fermeture de certaines installations et à la remise en état des lieux connexes.

Avant le 1er janvier 2003, la société était tenue, conformément au SFAS No. 19, « Financial Accounting and Reporting by Oil and Gas Producing Companies », de comptabiliser ses coûts d'abandon et de remise en état au prorata de la durée de vie utile des actifs. Auparavant, la société comptabilisait ces coûts selon la méthode de l'amortissement proportionnel au rendement. Par suite de l'adoption du SFAS No. 19, des coûts plus élevés sont comptabilisés au cours des premières années de la durée de vie utile des champs, lorsque le volume de la production est à son plus haut niveau, et les coûts d'abandon et de remise en état comptabilisés sont mis en rapprochement avec les produits au fur et à mesure que sont produits le pétrole et le gaz.

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Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

En vertu du SFAS No. 143, lorsqu'un passif au titre des obligations liées à la mise hors service d'immobilisations est initialement constaté à la juste valeur, le coût en capital des immobilisations connexes est majoré d'un montant correspondant. Progressivement, les variations de la valeur actualisée du passif s'ajouteront et seront passées en charges, tandis que les coûts capitalisés des immobilisations seront amortis sur la durée de vie utile de celles-ci. Étant donné que le SFAS No. 143 exige que l'accroissement des intérêts soit pris en compte lors de la réévaluation des obligations liées à la mise hors service d'immobilisations en raison de l'écoulement du temps, l'accroissement des coûts sera plus important vers la fin de la durée de vie des champs, lorsque la production de pétrole et de gaz ainsi que les produits qui en seront dégagés seront à leurs plus faibles niveaux.

Conformément aux dispositions du SFAS No. 143, la société a inscrit un ajustement de 1 653 303 $ à titre d'effet cumulatif d'une modification de convention comptable à la suite de l'adoption du SFAS No. 143. La charge de désactualisation pour les trimestres terminés les 31 mars 2004 et 2003 se sont établies à 15 748 $ et à 16 392 $, respectivement.

Adoption du SFAS 150

Le 1er janvier 2004, la société a adopté le SFAS No. 150, « Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity », qui établit les normes régissant la façon dont un émetteur classifie et mesure certains instruments financiers présentant à la fois des caractéristiques de passif et de capitaux propres. Le SFAS 150 exige que la société classe un instrument financier entrant dans son champ d'application qui a peut-être été inscrit précédemment dans les capitaux propres à titre de passif ou à titre d'actif, dans certaines circonstances. Par suite de l'adoption du SFAS 150, les titres privilégiés obligatoirement rachetables de la société, qui étaient auparavant inscrits dans les capitaux propres, ont été reclassés dans le passif et une perte transitoire de 903 099 $ a été comptabilisée. Conformément au SFAS 150, les soldes des périodes antérieures n'ont pas été reclassés.

Instruments dérivés

Le SFAS No. 133, « Accounting for Derivative Instruments and Hedging Activities », dans sa version modifiée, définit les normes en matière de comptabilité et d'information applicables aux instruments dérivés, y compris certains instruments dérivés intégrés dans d'autres contrats, et aux opérations de couverture. Il exige la constatation au bilan de tous les instruments dérivés à leur juste valeur, à titre d'actif ou de passif. Le traitement comptable qui est réservé aux variations de la juste valeur dépend si oui ou non l'instrument dérivé a été désigné à titre de couverture, et, dans l'affirmative, du type de couverture. Dans le cas des dérivés désignés à titre de couverture de flux de trésorerie, les variations de la juste valeur sont constatées dans les autres éléments du résultat étendu dans la mesure où la couverture est efficace, jusqu'à ce que l'élément couvert soit porté aux résultats. L'efficacité de la couverture est mesurée en fonction des variations, au fil du temps, de la juste valeur du contrat dérivé par rapport à celle de l'élément couvert. Toute variation de la juste valeur résultant de l'inefficacité de la couverture, comme elle est définie dans le SFAS No. 133, est immédiatement imputée aux résultats.

Impôts sur les bénéfices

La société n'est pas assujettie à l'impôt sur les bénéfices, car elle a choisi d'adopter le statut de société en commandite aux fins fiscales. Le bénéfice ou la perte de la société est inclus dans la déclaration de revenu de chaque associé.

BreitBurn Energy Company LLC
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Notes afférentes aux états financiers consolidés

  Principales conventions comptables (suite)

Utilisation d'estimations

La préparation d'états financiers conformément aux principes comptables généralement reconnus des États-Unis exige que la direction fasse des estimations et formule des hypothèses qui influent sur les montants de l'actif et du passif présentés et les informations à fournir sur les éventualités à la date du bilan, ainsi que sur les montants des produits et des charges présentés pour l'exercice considéré. Les résultats réels peuvent différer de ces estimations.

Les états financiers s'appuient sur un certain nombre d'estimations importantes, notamment les quantités de réserves de pétrole et de gaz, sur lesquelles repose le calcul de l'épuisement; de l'amortissement et de la dépréciation des propriétés pétrolifères et gazéifères.

Plan d'action de la direction

Les états financiers consolidés ci-joints ont été dressés selon l'hypothèse de la continuité de l'exploitation, qui suppose la réalisation des actifs et l'acquittement des passifs dans le cours normal des activités. La société a des dettes comportant diverses échéances dont celles en 2004 totalisent 38,9 M$. En outre, comme il est décrit plus en détail à la note 7, la société a des actions privilégiées obligatoirement rachetables le 31 décembre 2004 d'une valeur totale de 38,7 M$. Ces faits remettent sérieusement en question la pérennité de la société. Les états financiers consolidés ne contiennent aucun ajustement qui aurait pu être apporté en raison de cette incertitude.

Comme il est décrit plus en détail à la note 12, le 15 juin 2004, la société a conclu une entente et un plan de fusion avec Provident Energy Trust. Aux termes de cette entente, la totalité de l'encours de la dette et des actions privilégiées en circulation ont été remboursées.

La direction a reçu des offres de financement diverses qu'elle évalue actuellement et qui lui permettront de s'acquitter de ses obligations. La direction a l'intention d'opter pour l'offre qui répond le mieux aux plans stratégiques à long terme de la société. La direction a bon espoir que la restructuration de la dette existante de la société, y compris les actions privilégiées rachetables, permettra à la société de poursuivre son exploitation. Toutefois, rien ne garantit un tel résultat.

  Juste valeur des instruments dérivés

L'encaisse, les comptes débiteurs, les comptes créditeurs et les charges à payer sont comptabilisés au coût, qui se rapproche de la juste valeur marchande, en raison de la courte échéance de ces instruments. La juste valeur de la dette à long terme de la société se rapproche de la valeur comptable en raison des caractéristiques de la facilité de crédit qui sont fonction des lois du marché.

À l'occasion, la société fait appel à des swaps et à des contrats à terme pour couvrir une partie de sa production de pétrole et de gaz. Le but des opérations de couverture est d'atténuer le risque lié au prix des marchandises auquel la société s'expose, compte tenu de l'instabilité du prix du pétrole et du gaz. Tous les swaps de la société qui étaient en vigueur aux 31 mars 2004 et 2003 ont été désignés comme couverture de flux de trésorerie. À ces dates, les instruments de couverture de flux de trésorerie étaient composés de swaps et d'options de vente couvrant une production de 500 à 4 000 barils de pétrole par jour, pour la période allant du 1er janvier 2003 au 31 décembre 2006. La fourchette de prix visée par ces swaps était de 23,03 $ à 25,07 $ le baril. La juste valeur nette des contrats aux 31 décembre 2003 et 2002 représentait des pertes d'environ 13 461 000 $ et 3 518 661 $, respectivement.

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Notes afférentes aux états financiers consolidés

  Juste valeur des instruments dérivés (suite)

La société utilise des swaps de taux d'intérêt afin de convertir une partie de sa dette à taux variable en une dette à taux fixe. Aux 31 mars 2004 et 2003, le montant nominal de référence des swaps de taux d'intérêt de la société s'établissait à 35 000 000 $ et à 45 000 000 $, respectivement. Le gain net ou la perte nette découlant des swaps de taux d'intérêt n'a pas été important pour la société et est constaté à titre d'intérêts débiteurs.

  Immobilisations

Au 31 mars 2004 et au 31 décembre 2003, les immobilisations étaient constituées de ce qui suit :

	31 mars	31 décembre
	2004	2003

Propriétés pétrolifères et gazéifères prouvées, méthode de la
capitalisation du coût de la recherche fructueuse	113 906 597	$110 647 375	$
Terrains	1 990 384	1 990 384
Bâtiments	274 483	274 483
Actifs autres que pétroliers et gaziers	1 166 346	1 157 493

	117 337 810	114 069 735
Moins la provision pour épuisement et l'amortissement cumulé	(17 989 448)	(17 223 795)

Immobilisations, montant net	99 348 362	$96 845 940	$

Aucun intérêt n'a été capitalisé et porté propriétés pétrolifères et gazéifères pour les trimestres terminée les 31 mars 2004 et 2003.

  Effets à payer

Au 31 mars 2004 et au 31 décembre 2003, les effets à payer consistaient en ce qui suit :

		Versement	31 mars	31 décembre
Type d'effet	Taux d'intérêt	d'intérêt	2004	2003		Échéance

Entente de crédit de
premier rang	Divers	Trimestriel	2 600 000	$6 400 000		$5 mai 2004
Entente de crédit de
premier rang	Divers	Mensuel	31 000 000	31 000 000		5 mai 2004
Entente de crédit de
second rang	Divers	Mensuel	4 000 000			1er juin 2004
Billet	Divers	Trimestriel	1 500 000	1 500 000		25 mars 2004

			39 100 000	$38 900 000	$

La société a conclu une entente de crédit de premier rang (l'« entente ») avec Wells Fargo Bank (Texas), N.A., Bank of Scotland et U.S. Bank National Association. Les emprunts consentis en vertu de l'entente sont garantis par les propriétés pétrolifères et gazéifères de la société qui sont en production et ils portent intérêt au taux interbancaire offert à Londres (« TIOL »), majoré de 1,25% à 2%, ou au taux de base de Wells Fargo Bank, majoré de 0,25% à 1,00% (3,1 % et 5,0%, respectivement, au 31 décembre 2003). Le point de base qui s'ajoute au TIOL ou au taux de base de Wells Fargo Bank augmente au fur et à mesure que les emprunts que la société a effectués en vertu de l'entente se rapprochent du montant disponible.

BreitBurn Energy Company LLC
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Notes afférentes aux états financiers consolidés

  Effets à payer (suite)

Le montant disponible initialement autorisé avait été fixé à 50 M$. Le montant maximal d'un emprunt pouvant être consenti en vertu de l'entente est de 150 M$. Le montant disponible au 31 décembre 2003 en vertu de l'entente s'établissait à 40 M$. Au 31 décembre 2003, l'encours des emprunts assortis du TIOL ajusté ou du taux de base ajusté se chiffrait à 31,0 M$ et à 6,4 M$, respectivement. Conformément à l'entente, la totalité de l'encours au 31 décembre 2003 était classée dans le passif à court terme. L'entente exige notamment que la société maintienne un ratio du fonds de roulement d'au moins 1 : 1 et un ratio flux de trésorerie ajustés minimums/intérêts de 1,25 : 1 au 31 décembre 2003, tels qu'ils sont tous définis dans l'entente.

Le 25 mars 1997, la société a contracté un billet de 1,5 M$, au taux de 10%, qui vient à échéance le 25 mars 2004 (le « billet ») et qui est remboursable à Energy Company of America (« ECA »). Le taux d'intérêt jusqu'à l'échéance est de 10%, ajusté en fonction du prix de pétrole que la société reçoit à la tête du puits, qui s'écarte d'un prix fixe de 20,79 $ le baril (13,47 % au 31 décembre 2003).Le billet a été remboursé en avril 2004.

En 2004, la société a conclu une entente de crédit subordonnée à l'entente de crédit de premier rang ((l'« entente de crédit de second rang ») avec Wells Fargo Energy Capital. Les emprunts consentis en vertu de l'entente de second rang sont garantis par les propriétés pétrolifères et gazéifères de la société et ils portent intérêt au taux de base de Wella Fargo Bank majoré de 8,00% (12,0 % au 31 mars 2004).

Le montant disponible initialement autorisé avait été fixé à 4 M$. Le montant maximal d'un emprunt pouvant être consenti en vertu de l'entente est de 10 M$. Conformément à l'entente de second rang, la totalité de l'encours au 31 mars 2004 était classée dans le passif à court terme. L'entente de second rang exige notamment que la société maintienne un ratio du fonds de roulement d'au moins 1 : 1 et un ratio flux de trésorerie ajustés minimums/intérêts de 1,25 : 1 au 31 mars 2004, tels qu'ils sont tous définis dans l'entente.

Les modalités de l'entente de premier rang et de l'entente de second rang ont été modifiées de façon à ce que les dates d'échéance soient repoussées au 1er août 2004 et au 1er septembre 2004, respectivement.

  Capitaux propres

Au 31 mars 2004, les capitaux propres étaient constitués de 12 169 318 actions ordinaires de catégorie A et de 926 750 actions ordinaires de catégorie B ou de parts d'associés, telles qu'elles sont définies dans l'article 17001(z) de la loi intitulée Corporations Code de Californie. Chaque associé détient un compte de capital distinct qui comprend l'apport de l'associé plus les bénéfices ou les pertes qui lui reviennent, déduction faite des distributions, conformément aux dispositions applicables des lois et des règlements de l'Internal Revenue Service des États-Unis. Les bénéfices et les pertes de la société ainsi que tous les éléments des résultats, des gains ou des pertes sont attribués à chaque associé en fonction du pourcentage de participation de celui-ci, pourcentage qui correspond au nombre d'actions que l'associé détient, divisé par le nombre total d'actions émises.

Aux termes de l'entente d'exploitation de la société, celle-ci a émis, le 3 juin 2003, 334 698 actions ordinaires de catégorie A à EnCap, sans qu'aucune contrepartie ne soit versée.

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  Capitaux propres (suite)

Le conseil d'administration de la société a approuvé en 1997 un régime d'actionnariat des employés (le « régime ») auquel les employés clés et les administrateurs peuvent participer. Le régime a pour but d'encourager les participants à accroître la rentabilité de l'entreprise et d'attirer et de retenir du personnel clé au moyen d'attribution d'actions ordinaires de la société. Le conseil d'administration de la société a autorisé l'attribution de 1 million d'actions ordinaires de catégorie B dans le cadre du régime. Les actions ordinaires de catégorie B ne comportent aucun droit de vote. Les actions émises en vertu du régime ne représentent qu'un droit de participation au bénéfice, comme le définit la Revenue Procedure 93-27, 1993-2 C.B. 343 (1993), et elles sont accordées sans contrepartie en espèces. Le régime a été établi pour dix ans et, au bout de cette période, les actions déjà attribuées en vertu du régime subsistent. La société peut racheter ces actions à un prix et à des conditions qui sont définis dans l'entente du régime. Au 31 mars 2004, la société comptait 926 750 actions ordinaires de catégorie B émises et en circulation en vertu du régime. Aucune charge de rémunération n'a été constatée au titre du régime pour 2004 et 2003.

  Actions privilégiées rachetables

En 1998, la société a émis 167 349 actions ordinaires de catégorie A et 3 000 000 d'actions privilégiées en contrepartie de 29 150 000 $. Les actions privilégiées ne comportent aucun droit de vote. Les porteurs d'actions privilégiées ont droit à des distributions annuelles de 10 % du montant de rachat de 30 000 000 $, y compris les dividendes précédemment versés en nature. Les distributions sur les actions privilégiées sont payables semestriellement le 3 décembre et le 3 juin de chaque année à compter du 3 décembre 1998. Les quatre premiers dividendes avaient été versés en nature, au gré de la société. Les distributions sont cumulatives et s'accumulent peu importe si elles ont été déclarées ou non et peu importe si, au plan juridique, la société dispose ou non de fonds suffisants pour en effectuer la distribution. Pour les trimestres terminés les 31 mars 2004 et 2003, la société n'a versé aucun dividende en espèces. Elle devait verser un dividende en décembre 2003 qu'elle a contractuellement modifié pour qu'il devienne dû le 31 mars 2004 sous forme d'un dividende en nature. Au cours du trimestre terminé le 31 mars 2004, la société a émis 192 430 actions pour satisfaire aux exigences du paiement de dividendes en nature.

La société a l'option de racheter les actions privilégiées en tout temps, mais les actions doivent être obligatoirement rachetées le 31 décembre 2004, au prix de rachat stipulé dans l'entente.

Après le 31 mars 2004, le taux de dividende a été modifié et porté à 15 % par année. Le dividende devant être versé le 3 juin 2004 a été contractuellement modifié afin qu'il soit versé en nature au gré de la société.

Le 3 juin 2004, la société a émis 224 472 actions afin de satisfaire aux exigences du paiement de dividendes en nature.

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Notes afférentes aux états financiers consolidés

  Engagements et éventualités

La société a des cautionnements de 4 858 280 $ en faveur d'OXY relativement à une convention d'achat que Westside a signée en 1993 pour l'acquisition de propriétés pétrolifères et gazéifères en production.

La société a comptabilisé un passif au titre de l'abandon de certaines propriétés pétrolifères et gazéifères qui s'élevait à 724 512 $ et à 708 764 $ au 31 mars 2004 et au 31 décembre 2003, respectivement. Ces montants ont été inscrits aux bilans ci-joints à titre de passif à long terme.

Les variations des obligations liées à la mise hors service d'immobilisations entre le 1er janvier 2004 et le 31 mars 2004 se présentent comme suit :

Obligations liées à la mise hors service d'immobilisations au
31 décembre 2003	708 764	$
Diminution en raison de puits vendus	-
Charge de désactualisation	15 748

Obligations liées à la mise hors service d'immobilisations au 31 mars 2004	724 512	$

La société loue certaines immobilisations en vertu de contrats de location-exploitation qui sont susceptibles d'expirer au cours des cinq prochains exercices. En général, la direction s'attend à ce que les contrats de location soient renouvelés ou remplacés par d'autres dans le cours normal des activités. Les loyers maximums exigibles en vertu des contrats de location-exploitation non résiliables à l'origine ou qui ne peuvent être résiliés jusqu'à leur échéance et dont la durée dépasse un an s'établissent comme suit :

Exercice se terminant en

2004	305 883	$
2005	265 689
2006	7 604
2007	2 900
2008	-

	582 076	$

La charge locative pour les trimestres terminés les 31 mars 2004 et 2003 s'est élevée à 83 525 $ et à 83 312 $, respectivement.

  Opérations entre apparentés

Au 31 mars 2004 et au 31 décembre 2003, la société avait comptabilisé des intérêts totalisant 56 278 $ et 49 161 $, respectivement, à payer à la société mère d'un des associés sur l'encours de 1,5 M$ de l'effet à payer.

La société affichait aussi, au 31 mars 2004 et au 31 décembre 2003, un montant de 500 000 $ à recevoir d'associés, sur des effets portant intérêt. Les intérêts s'accumulent à un taux annuel combiné fédéral et sont payables annuellement. Au 31 mars 2004 et au 31 décembre 2003, les intérêts courus avaient atteint 11 400 $ et 7 600 $, respectivement.

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  Opérations entre apparentés (suite)

Au 31 mars 2004 et au 31 décembre 2003, la société avait constaté des comptes débiteurs de 26 705 $ et de 25 749 $, respectivement, à recevoir de Seal Beach Gas Processing Venture (« SBGPV »), filiale comptabilisée à la valeur de consolidation dans laquelle la société détient une participation de 50%. Les comptes à payer à SBGPV s'établissaient à 6 616 $ et à néant au 31 mars 2004 et au 31 décembre 2003, respectivement.

Un associé détient une participation de concessionnaire dans une partie de certaines concessions et rembourse à la société la fraction des charges d'exploitation de la concession et des dépenses en immobilisations qui lui est imputable. Aux 31 décembre 2003 et 2002, la société avait inscrit des comptes débiteurs de 201 686 $ et de 514 022 $, respectivement, à recevoir de cet associé.

Le 5 mai 2003, la société a vendu deux propriétés pétrolifères et gazéifères à la société en commandite pour une contrepartie d'environ 35 M$ et a comptabilisé un gain d'environ 10 M$. La société conserve une participation de commandité dans ces propriétés et continue de les exploiter par l'entremise de la société en commandite. En contrepartie des services offerts à la société en commandite, la société touche des frais de gestion équivalant à 4 % du bénéfice d'exploitation.

  Régime de retraite

Aux termes de son régime de retraite à cotisations déterminées, qui couvre la quasi-totalité de ses employés comptant au moins trois mois de service, la société doit verser des cotisations régulières, établies en fonction des cotisations salariales, telles qu'elles sont prévues en vertu des dispositions du régime. Les droits rattachés aux cotisations patronales sont entièrement acquis par les salariés après cinq ans de service. Pour les trimestres terminés les 31 mars 2004 et 2003, les cotisations de contrepartie versées par la société ont totalisé 28 515 $ et 26 590 $, respectivement.

  Informations supplémentaires sur les flux de trésorerie

Au cours des trimestres terminés les 31 mars 2004 et 2003, la société a versé des intérêts de 641 023 $ et 890 648 $, respectivement.

  Événements postérieurs à la date du bilan

Le 15 juin 2004, Breitburn Energy Company LLC (la « société »), Provident Energy Trust et trois de ses filiales ont conclu une entente et un plan de fusion en vue d'acquérir la société par le biais d'une filiale en propriété exclusive indirecte de Provident fusionnée et intégrée dans la société. Par suite de la fusion, la totalité des actions ordinaires et privilégiées de la société ont été converties en un droit de recevoir une contrepartie en espèces et, dans le cas des actions détenues par BreitBurn Energy Corporation, une combinaison d'espèces et de participation continue d'associé dans la société. L'entente portant sur la fusion prévoit qu'après la fusion, la société sera convertie en une société en commandite du Delaware comportant la même structure de propriété que la société immédiatement après la fusion.

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  Rapprochement avec les PCGR du Canada

La société dresse ses états financiers consolidés conformément aux principes comptables généralement reconnus des États-Unis (« PCGR des États-Unis »), lesquels diffèrent à certains égards des principes qu'aurait suivis la société si elle avait dressé ses états financiers consolidés conformément aux principes comptables généralement reconnus du Canada (« PCGR du Canada »). Les écarts de mesure importants entre les PCGR des États-Unis et les PCGR du Canada ainsi que leur incidence sur les états financiers consolidés sont présentés ci-après.

Les montants figurant à l'état consolidé des résultats qui diffèrent sensiblement des montants inscrits dans les états financiers préparés selon les PCGR des États-Unis s'établissent comme suit :

	Trimestre	Trimestre
	terminé le	terminé le
	31 mars 2004	31 mars 2003

Bénéfice net (perte) selon les PCGR des États-Unis	(399 877)	$3 915 685	$
Effet cumulatif d'une modification comptable	-	(1 653 303)
Augmentation de la valeur des actions privilégiées rachetables	-	(159 363)
Dividendes en espèces sur actions privilégiées rachetables	-	(455 815)
Dividendes accumulés sur actions privilégiées	-	(555 721)
Bénéfice net (perte) selon les PCGR du Canada	(399 877)	$1 091 484	$

Les montants figurant au bilan consolidé qui diffèrent sensiblement des montants inscrits dans les états financiers préparés selon les PCGR des États-Unis s'établissent comme suit :

	31 mars 2004		31 décembre 2003
	PCGR du	PCGR des	PCGR du	PCGR des
	Canada	États-Unis	Canada	États-Unis

Passif à court terme
Position de couverture créditrice	-	8 485 839	-	6 180 066

Autres passifs
Position de couverture créditrice	-	6 169 609	-	3 120 805
Actions privilégiées rachetables	-	-	37 784 991	-

Capitaux propres
Actions privilégiées rachetables	-	-	-	37 784 991
Cumul des autres éléments du résultat étendu	-	(14 655 448)	-	(9 300 871)

Position de couverture créditrice

Les PCGR du Canada n'exigent pas que les couvertures en place soient évaluées à la valeur du marché et imputées au résultat étendu.

BreitBurn Energy Company LLC
et ses filiales
Notes afférentes aux états financiers consolidés

  13. Rapprochement avec les PCGR du Canada (suite)

Actions privilégiées rachetables

Les PCGR du Canada exigent que les actions privilégiées rachetables soient comptabilisées à titre de dette. Cette exigence est aussi en vigueur en vertu des PCGR des États-Unis à compter du 1er janvier 2004.

Obligations liées à la mise hors service d'immobilisations

Le chapitre 3110 du Manuel de l'Institut Canadien des Comtpables Agréés (« ICCA ») correspond au Statement of Financial Accounting Standards (« FAS ») No. 143, « Accounting for Asset Retirement Obligations », lequel s'applique aux exercices ouverts à compter du 1er janvier 2003. Les deux normes présentent cependant un écart en ce qui a trait à la présentation des montants transitoires. Les PCGR des États-Unis exigent que l'effet cumulatif d'une modification de convention comptable soit présenté à l'état consolidé des résultats de la période en cours sans retraitement des chiffres des périodes antérieures, tandis que les PCGR du Canada exigent le retraitement des états financiers des périodes antérieures.

Actions rachetables

En vertu des PCGR du Canada, l'augmentation de la valeur des actions privilégiées rachetables, les dividendes en espèces sur les actions privilégiées rachetables et les dividendes accumulés sur les actions privilégiées sont comptabilisées à titre de charges.

Cumul des autres éléments du résultat étendu

En vertu des PCGR des États-Unis, l'évolution des capitaux propres au cours de la période découlant des opérations ou d'autres faits qui sont pas attribuables aux propriétaires doit être prise en compte dans les autres éléments du résultat étendu. Les PCGR du Canada ne prévoit pas d'exigence similaire.

ANNEXE B
ÉTATS FINANCIERS CONSOLIDÉS PRO FORMA NON VÉRIFIÉS

RAPPORT SUR LA COMPILATION

Au fiduciaire de
Provident Energy Trust

Le • juin 2004

Nous avons lu le bilan pro forma consolidé non vérifié de Provident Energy Trust (la « Fiducie ») au 31 mars 2004 et les états pro forma consolidés non vérifiés des résultats du trimestre terminé à cette date et de l'exercice terminé le 31 décembre 2003, qui se trouvent ci-joints, et nous avons mis en œuvre les procédés suivants.

  Nous avons comparé les chiffres des colonnes portant l'en-tête « Provident Energy Trust » avec ceux des états financiers non vérifiés de la Fiducie au 31 mars 2004 et du trimestre terminé à cette date, et avec ceux des états financiers vérifiés de la Fiducie de l'exercice terminé le 31 décembre 2003, respectivement, et nous avons constaté qu'ils concordaient.

  Nous avons comparé les chiffres des colonnes portant l'en-tête « Redwater, 1er janvier 2003 au 30 juin 2003 » avec ceux des états financiers non vérifiés du système de traitement de liquides de gaz naturel de Redwater, unité d'exploitation de Williams Energy (Canada), Inc. (« Redwater ») de la période du 1er janvier 2003 au 30 juin 2003.

  Nous avons comparé les chiffres de la colonne portant l'en-tête « Redwater, 1er juillet 2003 au 29 septembre 2003 » avec ceux des informations financières non vérifiées du système de traitement de liquides de gaz naturel de Redwater, unité d'exploitation de Williams Energy (Canada), Inc. (« Redwater ») de la période du 1er juillet 2003 au 29 septembre 2003, et nous avons constaté qu'ils concordaient.

  Nous avons comparé les chiffres des colonnes portant l'en-tête « Olympia » avec ceux des états financiers non vérifiés d'Olympia Energy Inc. au 31 mars 2004 et du trimestre terminé à cette date et avec ceux des états financiers vérifiés d'Olympia Energy Inc. de l'exercice terminé le 31 décembre 2003, respectivement, et nous avons constaté qu'ils concordaient.

  Nous avons comparé les chiffres des colonnes portant l'en-tête « Viracocha » avec ceux des états financiers non vérifiés de Viracocha Energy Inc. au 31 mars 2004 et du trimestre terminé à cette date et avec ceux des états financiers vérifiés de Viracocha Energy Inc. de l'exercice terminé le 31 décembre 2003, respectivement, et nous avons constaté qu'ils concordaient.

  Nous avons comparé les chiffres des colonnes portant l'en-tête « BreitBurn » avec ceux des états financiers non vérifiés de BreitBurn Energy Company LLC au 31 mars 2004 et du trimestre terminé à cette date et avec ceux des états financiers vérifiés de BreitBurn Energy Company LLC de l'exercice terminé le 31 décembre 2003, lesquels ont été convertis aux PCGR du Canada et en dollars canadiens, respectivement, et nous avons constaté qu'ils concordaient.

  Nous avons pris des renseignements auprès de certains représentants de la Fiducie, responsables des questions financières et comptables, au sujet :

a) du mode de détermination des ajustements pro forma;
b) de la conformité des états pro forma, à tous les égards importants sur le plan de la forme, avec les lois sur les valeurs mobilières des diverses provinces du Canada (les « Lois »).

Ces représentants :

a) nous ont décrit le mode de détermination des ajustements pro forma;
b) ont déclaré que les états pro forma sont conformes, à tous les égards importants sur le plan de la forme, aux Lois.

  Nous avons lu les notes afférentes aux états pro forma et nous avons constaté qu'elles étaient cohérentes avec le mode de détermination des ajustements pro forma qui nous a été décrit.

  Nous avons recalculé l'application des ajustements pro forma de BreitBurn, d'Olympia, de Viracocha et de Redwater au total des montants présentés dans les colonnes portant les en-têtes « Provident Energy Trust », « Olympia », « Viracocha » et « BreitBurn » pour l'exercice terminé le 31 décembre 2003 et « Redwater » pour les périodes applicables et nous avons constaté que les montants dans les colonnes portant les en-têtes « Redwater, 1er janvier 2003 au 29 septembre 2003, Total partiel », « Total, Provident » et « Chiffres cumulés » étaient arithmétiquement exacts.

  Nous avons recalculé l'application des ajustements pro forma de BreitBurn, Olympia et Viracocha au total des montants présentés dans les colonnes portant les en-têtes « Provident Energy Trust », « Olympia », « Viracocha » et « BreitBurn » au 31 mars 2004 et du trimestre terminé à cette date et nous avons constaté que les montants dans les colonnes portant l'en-tête « Total partiel », « Total, Provident » et « Chiffres cumulés » étaient arithmétiquement exacts.

Les états financiers pro forma sont fondés sur les hypothèses de la direction et sur des ajustements qui sont par nature subjectifs. Les procédés décrits ci-dessus sont considérablement restreints par rapport à ceux d'une vérification ou d'un examen, qui visent l'expression d'une assurance à l'égard des hypothèses de la direction, des ajustements pro forma et de l'application des ajustements à l'information financière historique. Par conséquent, nous n'exprimons aucune assurance de cette nature. Les procédés décrits ci-dessus ne permettent pas nécessairement de déceler tous les faits qui sont significatifs par rapport aux états financiers pro forma et, par conséquent, nous ne faisons aucune déclaration quant à la suffisance des procédés par rapport aux besoins d'un lecteur de ces états.

(signé) •
Comptables agréés

Calgary (Alberta)

PROVIDENT ENERGY TRUST
ÉTAT CONSOLIDÉ PRO FORMA DES RÉSULTATS
Exercice terminé le 31 décembre 2003
(en milliers de dollars canadiens)
(non vérifiés)

				Total partiel
		Redwater	Redwater	Redwater
		du 1er janv.	du 1er juil.	du 1er janv.
	Provident	2003	2003	2003 au	Ajustements		Ajustements		Ajustements			Ajustements
	Energy	au 30 juin	au 29 sept.	29 sept.	liés à		liés à		liés à	Total pour		liés à	Chiffres
	Trust	2003	2003	2003	Redwater	Olympia	Olympia	Viracocha	Viracocha	Provident	BreitBurn	BreitBurn	cumulés
	$	$	$	$	$	$	$	$	$	$	$	$	$

Produits
Chiffres d'affaires	473 571	350 694	143 012	493 706	-	48 418	-	47 731	(7 227)	1 056 199	43 217	929	1 100 345
Redevances	(72 869)	-	-	-	-	(8 866)	(500)	(9 651)	767	(91 119)	-	-	(91 119)
Gain à la vente d'actifs	-	-	-	-	-	-	-	-	-	-	15 170	(15 170)	-
Honoraires d'exploitation	-	-	-	-	-	-	-	-	-	-	929	(929)	-
	400 702	350 694	143 012	493 706	-	39 552	(500)	38 080	(6 460)	965 080	59 316	(15 170)	1 009 226
Charges
Coûts des produits vendus	153 147	318 734	123 526	442 260	-	-	-	-	-	595 407	-	-	595 407
Production, exploitation
et maintenance	84 040	17 169	11 007	28 176	-	8 532	-	9 872	(2 102)	128 518	20 398	1 784	150 700
Achats de gaz et de LGN	-	-	-	-	-	-	-	-	-	-	133	(133)	-
Taxe à la production et
impôts fonciers	-	-	-	-	-	-	-	-	-	-	1 651	(1 651)	-
Exploration et acquisition	-	-	-	-	-	-	-	-	-	-	26	(26)	-
Frais généraux et frais
d'administration	16 670	4 234	1 542	5 776	-	3 511	786	2 090	107	28 490	5 846	-	34 786
Internalisation de la
direction	18 592	-	-	-	-	-	-	-	-	18 592	-	-	18 592
Intérêts sur la dette
bancaire	9 733	3 144	1 581	4 725	(3 575)	1 707	-	1 432	-	14 022	3 774	(3 774)	17 729
Intérêts créditeurs	-	-	-	-	-	-	-	-	-	-	(67)	-	(67)
Charge de créances
douteuses	-	8 418	-	8 418	-	-	-	-	-	8 418	-	-	8 418
Amortissement de la
débenture convertible	-	-	-	-	-	-	-	107	(107)	-	-	-	-
Amortissement des frais
d'émission de la dette	-	-	-	-	-	-	-	-	-	-	376	(376)	-
Autres charges	-	-	-	-	-	-	-	-	-	-	527	-	527
Autres produits	-	-	-	-	-	-	-	-	-	-	(85)	-	(85)
Désactualisation d'actions
privilégiées
rachetables	-	-	-	-	-	-	-	-	-	-	893	(893)	-
Dividendes en espèces sur
les actions privilégiées
rachetables	-	-	-	-	-	-	-	-	-	-	2 555	(2 555)	-

				Total partiel
		Redwater	Redwater	Redwater
		du 1er janv.	du 1er juil.	du 1er janv.
	Provident	2003	2003	2003 au	Ajustements		Ajustements		Ajustements			Ajustements
	Energy	au 30 juin	au 29 sept.	29 sept.	liés à		liés à		liés à	Total pour		liés à	Chiffres
	Trust	2003	2003	2003	Redwater	Olympia	Olympia	Viracocha	Viracocha	Provident	BreitBurn	BreitBurn	cumulés
	$	$	$	$	$	$	$	$	$	$	$	$	$

Dividendes cumulés sur
les actions privilégiées	-	-	-	-	-	-	-	-	-	-	3 116	(3 116)	-
Épuisement,
amortissement et
charge de
désactualisation	138 272	3 079	1 540	4 619	2 258	13 324	1 362	15 377	(2 306)	172 906	5 070	2 517	180 493
	420 454	354 778	139 196	493 974	(1 317)	27 074	2 148	28 878	(4 408)	966 803	44 213	(8 223)	1 002 793

Gain à la vente d'actions
de High Point	-	-	-	-	-	1 087	-	-	-	1 087	-	-	1 087

Bénéfice (perte) avant
impôts	(19 752)	(4 084)	3 816	(268)	1 317	13 565	(2 648)	9 202	(2 052)	(636)	15 103	(6 947)	7 520

Impôts sur le capital	3 332	-	-	-	402	-	486	344	97	4 661	-	-	4 661
Impôts exigibles	-	(117)	-	(117)	117	458	(458)	-	-	-	-	-	-
Retenue d'impôts	-	-	-	-	-	-	-	-	-	-	-	810	810
Charge (économie) d'impôts
sur les bénéfices futurs	(56 478)	(1 433)	-	(1 433)	(320)	110	(940)	1 741	(728)	(58 048)	-	3 576	(54 472)
	(53 146)	(1 550)	-	(1 550)	199	568	(912)	2 085	(631)	(53 387)	-	4 221	(49 001)
Part des actionnaires sans
contrôle	-	-	-	-	-	-	-	-	-	-	-	652	622
Bénéfice net (perte) de
la période	33 394	(2 534)	3 816	1 282	1 118	12 997	(1 736)	7 117	(1 421)	52 751	15 103	(11 985)	55 869

Résultat par part - de base	0,38									0,36			0,32
Résultat par part - dilué	0,38									0,36			0,32

PROVIDENT ENERGY TRUST
BILAN PRO FORMA CONSOLIDÉ
31 mars 2004
(en milliers de dollars canadiens)
(non vérifiés)

	Provident		Ajustements			Ajustements		Ajustements
	Energy		liés à			liés à		liés à	Chiffres
	Trust	BreitBurn	BreitBurn	Total partiel	Olympia	Olympia	Viracocha	Viracocha	cumulés
	$	$	$	$	$	$	$	$	$

Actif
Actif à court terme
Encaisse	92	2	-	-	-	94	-	-	94
Comptes débiteurs	132 280	10 131	-	6 152	2 400	150 963	7 195	-	158 158
Autres montants à recevoir	-	10	-	-	-	10	622	-	632
Stocks de produits pétroliers	14 037	-	-	-	-	14 037	-	-	14 037
	18 542	-	-	-	-	18 542	-	-	18 542
Charges payées d'avance	5 745	574	-	555	-	6 874	707	-	7 581
Acomptes et autres	-	-	-	-	-	-	231	-	231
	170 696	10 717	-	6 707	2 400	190 520	8 755	-	199 275

Réserve en espèces pour remise en état
future des lieux	2 095	-	-	-	-	2 095	-	-	2 095
Écart d'acquisition	102 443	-	102 717	6 484	118 190	329 834	-	-	329 834

Immobilisations	862 697	153 523	8 829	131 008	(21 101)	1 134 956	130 275	78 645	1 343 876

Autres actifs
Cautionnement pour abandon	-	-	-	-	-	-	197	-	197
Frais d'émission de la dette, déduction
faite de l'amortissement cumulé	-	-	-	-	-	-	578	(578)	-
Participation dans des filiales	-	-	-	-	-	-	813	-	813
Effets à recevoir d'apparentés	-	-	-	-	-	-	656	-	656
Autres actifs à long terme	-	-	-	-	-	-	54	-	54
	-	-	-	-	-	-	2 298	(578)	1 720
	1 137 931	164 240	111 546	144 199	99 489	1 657 405	141 328	78 067	1 876 800

	Provident		Ajustements			Ajustements		Ajustements
	Energy		liés à			liés à		liés à	Chiffres
	Trust	BreitBurn	BreitBurn	Total partiel	Olympia	Olympia	Viracocha	Viracocha	cumulés
	$	$	$	$	$	$	$	$	$

Passif
Passif à court terme
Comptes créditeurs et charges à payer	136 284	17 453	3 400	9 881	138	167 156	12 026	8 069	187 251
Obligation liée à des couvertures	-	-	-	-	-	-	-	24 915	24 915
Règlements des instruments dérivés à
payer	-	-	-	-	-	-	1 402	-	1 402
Obligation découlant de la cession
d'une participation hors
exploitation	-	-	-	-	-	-	3 934	-	3 934
Dette subordonnée de premier rang à
payer à un membre	-	-	-	-	-	-	1 967	(1 967)	-
Dette bancaire	-	49 194	(49 194)	49 786	(49 786)	-	49 305	(49 305)	-
	-	-	-	138	(138)	-	-	-	-
	9 169	-	-	-	-	9 169	-	-	9 169
Impôts sur le capital à payer	40 586	538	-	-	-	41 124	-	-	41 124
Distributions comptant à verser	-	-	-	-	-	-	50 732	(50 732)
	186 039	67 185	(45 794)	59 805	(49 786)	217 449	119 366	(69 020)	267 795
Obligation liée à des couvertures	-	-	-	-	-	-	-	-	-
Obligation découlant de la cession d'une
participation hors exploitation	-	-	-	-	-	-	-	-	-
Autres passifs à long terme	-	-	-	-	-	-	2 296	(2 296)	-
Dette à long terme	178 800	-	49 194	2 976		280 756	-	(12 396)	268 360
Obligation liée aux contrats de location-
exploitation	-	-	-	84	149 786	84	-	-	84
Obligation locative reportée	-	-	-	112	-	112	-	-	112
Obligation liée à la mise hors service
d'immobilisations	33 023	1 834	-	7 763	-	42 620	949	-	43 569
Impôts sur les bénéfices futurs	44 256	33 797	5 988	14 336	2 005	100 382	-	-	100 382

Capitaux propres
Apports en capital des porteurs
de parts	858 644	-	148 848	-	141 873	1 149 365	-	119 048	1 268 413
Capitaux propres des membres	-	-	-	-	-	-	18 717	(18 717)	-
Part des actionnaires sans contrôle	-	-	-	-	-	-	-	13 448	13 448
Capital-actions	-	21 658	(21 658)	52 251	(52 251)	-	-	-	-
Actions échangeables	17 441	-	14 734	-	14 734	46 909	-	-	46 909
Débentures convertibles	119 377	-	-	-	-	119 377	-	48 000	167 377
Surplus d'apport	870	1 124	(1 124)	423	(423)	870	-	-	870
(Perte cumulée) bénéfices non répartis	(6 280)	38 642	(38 642)	6 449	(6 449)	(6 280)	-	-	(6 280)
Distributions comptant cumulées	(279 054)	-	-	-	-	(229 054)	-	-	(279 054)
Intérêts courus sur débentures
convertibles	(15 185)	-	-	-	-	(15 185)	-	-	(15 185)

	695 813	61 424	102 158	59 123	97 484	1 016 002	18 717	161 779	1 196 498

	1 137 931	164 240	111 546	144 199	99 489	1 657 405	141 328	78 067	1 876 800

PROVIDENT ENERGY TRUST
ÉTAT CONSOLIDÉ PRO FORMA DES RÉSULTATS
Trimestre terminé le 31 mars 2004
(en milliers de dollars canadiens)
(non vérifiés)

	Provident		Ajustements		Ajustements			Ajustements
	Energy		liés à		lies à	Total		lies à	Chiffres
	Trust	Olympia	Olympia	Viracocha	Viracocha	Provident	BreitBurn	BreitBurn	cumulés
	$	$	$	$	$	$	$	$	$
Produits
Chiffres d'affaires, déduction faite des redevances	266 647	15 953	(3 309)	12 898	(1 247)	292 046	12 257	190	303 389
					1 104				-
Perte matérialisée sur instruments dérivés détenus à des
fins autres que de couverture	(9 656)	-	(73)	-	(1 104)	(10 833)	(3 623)	-	(14 456)
Perte non matérialisée sur instruments dérivés détenus à
des fins autres que de couverture	(22 044)	(538)	-	-	-	(22 582)	-	-	(22 582)
Redevances	-	(3 257)	3 257	-	-	-	-	-	-
Honoraires d'exploitation	-	-	-	-	-	-	190	(190)	-
	234 947	12 158	(125)	12 898	(1 247)	258 631	8 824	-	267 455
Charges
Coûts des produits vendus	180 536	-	-	-	-	180 536	-	-	180 536
Production, exploitation et maintenance	27 548	2 653	-	3 461	(413)	33 249	4 350	409	38 008
Transport	1 234	-	-	-	-	1 234	-	-	1 234
Achats de gaz et de LGN	-	-	-	-	-	-	35	(35)	-
Taxe à la production et impôts fonciers	-	-	-	-	-	-	374	(374)	-
Exploration et acquisition	-	-	-	-	-	-	-	-	-
Frais généraux et frais d'administration	4 831	801	-	689	-	6 321	1 312	-	7 633
Rémunération à base d'actions	-	164	-	-	-	164	-	-	164
Intérêts sur la dette bancaire	2 144	496	-	625	-	3 265	845	(845)	3 265
Intérêts créditeurs	-	-	-	-	-	-	(5)	4	-
Charge de créances douteuses	-	-	-	-	-	-	-	-	-
Amortissement de la débenture convertible	-	-	-	8	-	8	-	-	8
Amortissement des frais d'émission de la dette	-	-	-	-	-	-	88	-	88
Autres charges	-	-	-	-	-	-	153	-	153
Autres produits	-	-	-	-	-	-	(20)	-	(20)
Désactualisation d'actions privilégiées rachetables	-	-	-	-	-	-	781	(781)	-
Dividendes cumulés sur les actions privilégiées	-	-	-	-	-	-	409	(409)	-
Épuisement, amortissement et charge de désactualisation	34 449	5 389	370	5 778	(2 206)	43 780	1 030	881	45 691
	250 742	9 503	370	10 561	(2 619)	268 557	9 352	(1 154)	276 755

Bénéfice (perte) avant impôts	(15 795)	2 655	(495)	2 337	1 372	(9 926)	(528)	1 154	(9 300)

Impôts sur le capital	1 005	-	795	74	-	1 874	-	-	1 874
Impôts sur les bénéfices exigibles	-	795	(795)	-	-	-	-	-	-
Retenue d'impôts	-	-	-	-	-	-	-	203	203
Charge (économie) d'impôts sur les bénéfices futurs	(14 549)	(622)	(176)	498	487	(14 362)	-	(274)	(14 088)
	(13 544)	173	(176)	572	487	(12 488)	-	(477)	(12 011)
Part des actionnaires sans contrôle	-	-	-	-	-	-	-	(50)	(104)

Bénéfice net (perte) de la période	(2 251)	2 482	(319)	1 765	885	2 562	(528)	(627)	2 661
Résultat par part - de base	(0,06)	-	-	-	-	Néant	-	-	(0,01)
Résultat par part - dilué	(0,06)	-	-	-	-	Néant	-	-	(0,01)

PROVIDENT ENERGY TRUST
NOTES AFFÉRENTES AUX ÉTATS FINANCIERS CONSOLIDÉS PRO FORMA
31 mars 2004
(en milliers de dollars canadiens)

  Mode de présentation

Les états financiers consolidés pro forma de Provident Energy Trust (« Provident ») ont été dressés par la direction afin de tenir compte de l'acquisition du système de traitement des liquides de gaz naturel de Redwater (« Redwater ») de Williams Energy (Canada), Inc. ainsi que de l'acquisition de Viracocha Energy Inc. (« Viracocha ») et d'Olympia Energy Inc. (« Olympia »), qui exercent des activités d'exploration, de mise en valeur et de production de pétrole et de gaz naturel au Canada, et pour tenir compte de l'acquisition de BreitBurn Energy Company LLC et de ses filiales (« BreitBurn »), qui exercent des activités d'exploration, de mise en valeur et de production de pétrole et de gaz naturel aux États-Unis. Les actifs de Redwater sont composés des actifs d'extraction et de fractionnement situés à l'installation Redwater, d'un réseau de collecte des liquides et de l'usine Younger. Ces états financiers consolidés pro forma ont été préparés pour inclusion dans le prospectus de Provident daté du  juin 2004.

Les états consolidés pro forma des résultats au 31 mars 2004 ont été préparés à partir :

Des états financiers consolidés non vérifiés de Provident au 31 mars 2004 et du trimestre terminé à cette date.

Des états financiers consolidés non vérifiés de BreitBurn au 31 mars 2004 et du trimestre terminé à cette date et des ajustements connexes.

Des états financiers consolidés non vérifiés de Viracocha au 31 mars 2004 et du trimestre terminé à cette date et des ajustements connexes.

Des états financiers consolidés non vérifiés d'Olympia au 31 mars 2004 et du trimestre terminé à cette date et des ajustements connexes.

L'état consolidé pro forma des résultats au 31 décembre 2003 a été préparé à partir :

Des états financiers consolidés vérifiés de Provident au 31 décembre 2003 et de l'exercice terminé à cette date.

Des états financiers consolidés vérifiés de BreitBurn au 31 décembre 2003 et de l'exercice terminé à cette date et des ajustements connexes.

Des états financiers consolidés vérifiés de Viracocha au 31 décembre 2003 et de l'exercice terminé à cette date et des ajustements connexes.

Des états financiers consolidés vérifiés d'Olympia au 31 décembre 2003 et de l'exercice terminé à cette date et des ajustements connexes.

Des états financiers non vérifiés de Redwater du semestre terminé le 30 juin 2003 et des ajustements connexes.

Des registres non vérifiés de Redwater pour la période du 1er juillet 2003 au 29 septembre 2003.

De l'avis de la direction de Provident, les états financiers consolidés pro forma comprennent tous les ajustements nécessaires à une présentation fidèle. Le bilan consolidé pro forma au 31 mars 2004 tient compte des opérations comme si elles avaient eu lieu le 31 mars 2004; les états consolidés pro forma des résultats au

31 mars 2004 et au 31 décembre 2003 tiennent compte des opérations, à l'exception de celles de Redwater, comme si elles avaient eu lieu le 1er janvier 2003.

Les états financiers consolidés pro forma ne sont pas nécessairement représentatifs des résultats d'exploitation que la Fiducie obtiendra une fois les ententes conclues. Dans la préparation des états financiers consolidés pro forma, aucun ajustement n'a été apporté pour refléter les économies en matière d'exploitation ou d'administration qui auraient pu être réalisées avant les dates d'acquisition par suite de l'exploitation de l'actif regroupé. Les répartitions du prix d'achat de Viracocha, d'Olympia et de BreitBurn sont fondées sur des estimations, et la répartition réelle pourrait différer de celles-ci.

Les états financiers consolidés pro forma doivent être lus de concert avec les états financiers énumérés à la note 1.

  Acquisition de Redwater

Le 30 septembre 2003, Provident a acquis les actifs des activités médianes de l'Ouest canadien (« Redwater ») en contrepartie de 298,6 M$. Le prix d'acquisition a été financé au moyen d'un emprunt à long terme de 35,8 M$, d'un produit net de 71,8 M$ tiré de l'émission de débentures convertibles et d'un produit net de 191,1 M$ découlant de l'émission de 19 205 000 parts.

Provident a réparti le prix d'acquisition de Redwater comme suit :

Actifs nets acquis
Stocks de produits pétroliers	15 413	$
Immobilisations (y compris des frais d'acquisition de 6 763 $)	283 225
	298 638	$

L'acquisition a été financée comme suit :
Emprunt à long terme	35 768	$
Émission de parts de fiducie (après frais de 10 582 $)	191 070
Émission de débentures convertibles (après frais de 3 200 $)	71 800
	298 638	$
  Acquisition de Viracocha

Le 6 avril 2004, Provident a conclu une convention d'achat de Viracocha en contrepartie de 12 758 386 parts et de 1 325 000 actions échangeables ayant une juste valeur de 156,6 M$. L'opération a été comptabilisée selon la méthode de l'acquisition, et le prix d'achat a été réparti comme suit :

ACTIF NET ACQUIS ET PASSIF PRIS EN CHARGE

Écart d'acquisition	124 673	$
Immobilisations	109 907
Fonds de roulement déficitaire	(3 311)
Dette bancaire	(52 762)
Obligation liée aux contrats de location-exploitation	(84)
Obligation locative reportée	(112)
Obligation liée à la mise hors service d'immobilisations	(7 763)
Impôts sur les bénéfices futurs	(16 341)
	154 207	$

CONTREPARTIE
Frais d'acquisition	9 000	$
Produits des options et des bons de souscription	(11 400)
Actions échangeables	14 734
Parts émises	141 873
	154 207	$

  Acquisition d'Olympia

Le 6 avril 2004, Provident a conclu une convention d'achat d'Olympia en contrepartie de 13 385 579 parts et de 1 325 000 actions échangeables ayant une juste valeur de 163,6 M$. L'opération a été comptabilisée selon la méthode de l'acquisition, et le prix d'achat a été réparti comme suit :

ACTIF NET ACQUIS ET PASSIF PRIS EN CHARGE

Écart d'acquisition	102 717	$
Immobilisations	162 352
Fonds de roulement déficitaire	(6 736)
Dette bancaire	(49 194)
Obligation liée à la mise hors service d'immobilisations	(1 834)
Instruments dérivés détenus à des fins autres que de couverture	(538)
Impôts sur les bénéfices futurs	(39 785)
	166 982	$

CONTREPARTIE
Frais d'acquisition	8 700	$
Produits des options et des bons de souscription	(5 300)
Actions échangeables	14 734
Parts émises	148 848
	166 982	$
  Acquisition de BreitBurn

Le 15 juin 2004, Provident a conclu une convention d'achat de BreitBurn en contrepartie de 154,7 M . Provident finance l'acquisition au moyen d'un emprunt-relais qui sera remboursé au moyen du produit du présent prospectus. L'opération a été comptabilisée selon la méthode de l'acquisition, et le prix d'achat a été réparti comme suit :

ACTIF NET ACQUIS ET PASSIF PRIS EN CHARGE

Immobilisations	208 920	$
Fonds de roulement déficitaire	(8 607)
Instruments financiers	(24 915)
Cautionnements pour abandon	197
Participation dans des filiales	813
Effets à recevoir d'apparentés	656
Autres actifs à long terme	54
Part des actionnaires sans contrôle	(13 448)
Obligation liée à l'abandon	(949)
	162 721	$

CONTREPARTIE
Frais d'acquisition	8 069	$
Encaisse	154 652
	162 721	$

  Ajustements et hypothèses pro forma

  Les états financiers pro forma ont été préparés comme si Chamaelo Energy Inc. avait débuté ses activités le 1er janvier 2003, et les résultats d'exploitation ont été éliminés. Accrete Energy Inc. était inactive en 2004 et en 2003. Les deux sociétés ont été scindées de Viracocha et d'Olympia avant l'acquisition.

  Les intérêts sur la partie en espèces des acquisitions ont été calculés au taux moyen pondéré de 4,4 % de Provident.

  La dette à court terme a été reclassée dans la dette à long terme puisque la dette d'Olympia et de Viracocha a été remplacée par la dette à long terme consortiale de la Fiducie. Il a été supposé que la dette et les actions privilégiées de BreitBurn avaient été remboursées à partir du produit du prospectus.

  La charge d'épuisement et d'amortissement a été ajustée pour refléter la valeur pro forma des actifs pétroliers et gaziers comme si les acquisitions avaient eu lieu au début de la période. De plus, l'épuisement a été ajusté pour convertir BreitBurn de la méthode de la capitalisation du coût de la recherche fructueuse à la méthode de capitalisation du coût entier.

  Les crédits d'impôts de l'Alberta au titre de redevances ont été réduits afin de tenir compte de la déduction maximale permise aux termes des règlements relatifs aux regroupements d'entreprises.

  Il est supposé que les impôts sur les bénéfices supplémentaires canadiens seront pris en charge par les porteurs de parts. La charge d'impôts sur les bénéfices futurs des activités canadiennes a été ajustée pour tenir compte de l'incidence de ces opérations sur le bénéfice au taux d'imposition des sociétés pratiquement en vigueur de 35,5 % appliqué à Provident.

  Les redevances relatives à Olympia ont été reclassées dans les produits, déduction faite des redevances, selon la présentation adoptée par Provident.

  La perte matérialisée sur les instruments dérivés détenus à des fins autres que de couverture a été reclassée et retirée des produits, déduction faite des redevances selon la présentation adoptée par Provident.

  Il est estimé que la retenue d'impôts sur les activités des États-Unis correspondra à 10 % du paiement d'intérêts sur la dette intersociétés et à 5 % des dividendes intersociétés. Les impôts sur les activités américaines de BreitBurn sont fondés sur le taux combiné d'imposition fédérale et provinciales de 43,8%.

  Les actionnaires sans contrôle détiendront 8 % des actions en circulation de l'entité américaine.

  Le gain à la vente des actifs de BreitBurn comptabilisé selon la méthode de la capitalisation du coût de la recherche fructueuse a été éliminé pour respecter la politique de Provident relative à la méthode de la capitalisation du coût entier.

  Le perte nette pro forma par part du trimestre terminé le 31 mars 2004 est de 0,01 $. La perte nette utilisée dans le calcul du résultat de base par part a été réduite des intérêts pro forma sur les débentures convertibles. Les états financiers pro forma ont été calculés en fonction d'un nombre moyen pondéré de 128 934 782 parts en circulation durant la période. La perte nette diluée du trimestre terminé le 31 mars 2004 est de 0,01 $ par part et a été calculée en fonction d'un nombre supplémentaire de 142 924 parts pour tenir compte de l'effet de dilution du régime d'options sur parts. Les débentures convertibles de Provident ne sont pas prises en compte dans le calcul du résultat dilué par part en raison de leur effet antidilutif. Si toutes les débentures convertibles étaient converties, 15 950 006 parts supplémentaires seraient en circulation, soit un nombre total de 145 027 712 parts en circulation pour le calcul du résultat dilué.

Le résultat pro forma par part de l'exercice terminé le 31 décembre 2003 est de 0,32 $. Le bénéfice net utilisé dans le calcul du résultat de base par part a été réduit des intérêts pro forma sur les débentures convertibles. Les états financiers pro forma ont été calculés en fonction d'un nombre moyen pondéré de 123 701 881 parts en circulation durant l'exercice. La perte nette diluée de l'exercice terminé le 31 mars 2004 est de 0,32 $ par part et a été calculée en fonction d'un nombre supplémentaire de 50 098 parts pour tenir compte de l'effet de dilution du régime d'options sur parts. Les débentures convertibles de Provident ne sont pas prises en compte dans le calcul du résultat dilué par part en raison de leur effet antidilutif. Si toutes les débentures convertibles étaient converties, 15 680 611 parts supplémentaires seraient en circulation, soit un nombre total de 139 432 590 parts en circulation pour le calcul du résultat dilué.

  Conversion des états financiers

Les états financiers de BreitBurn, dressés selon les PCGR des États-Unis et en dollars américains, sont convertis en dollars canadiens et présentés selon les PCGR du Canada dans les tableaux suivants.

Provident Energy Ltd.
États financiers consolidés pro forma
Bilan de BreitBurn Energy Company LLC et de ses filiales
31 mars 2004
(non vérifiés)
(en milliers de dollars, à moins d'indication contraire)

		Ajustements
		liés aux
	PCGR des	PCGR des	PCGR du	Taux de	PCGR du
	États-Unis	États-Unis	Canada	change	Canada
	$ US	$ US	US	(i)	$ CA
Actif
Actif à court terme
Espèces et quasi-espèces	-	-	-	1,3113	-
Comptes débiteurs	5 487	-	5 487	1,3113	7 195
Autres montants à recevoir	474	-	474	1,3113	622
Charges payées d'avance	539	-	539	1,3113	707
Acomptes et autres	176	-	176	1,3113	231
Total de l'actif à court terme	6 676	-	6 676	1,3113	8 755

Immobilisations	99 348	-	99 348	1,3113	130 275
Autres actifs
Cautionnement pour abandon	150	-	150	1,3113	197
Frais d'émission de la dette, déduction faite
de l'amortissement cumulé	441	-	441	1,3113	578
Participation dans des filiales	620	-	620	1,3113	813
Effets à recevoir d'apparentés	500	-	500	1,3113	656
Autres actifs à long terme	41	-	41	1,3113	54
	1 752	-	1 752	1,3113	2 298
Total de l'actif	107 776	-	107 776	1,3113	141 328

Passif et capitaux propres
Passif à court terme
Comptes créditeurs et charges à payer	9 170	-	9 170	1,3113	12 026
Obligation liée à des couvertures	8 486	(8 486)	-	1,3113	-
Règlements des instruments dérivés à payer	1 069	-	1 069	1,3113	1 402
Obligation découlant de la cession d'une
participation hors exploitation	3 000	-	3 000	1,3113	3 934
Dette subordonnée de premier rang à payer à
un membre	1 500	-	1 500	1,3113	1 967
Partie à court terme de la dette à long terme	38 688	-	38 688	1,3113	50 732
	37 600	-	37 600	1,3113	49 305
Total du passif à court terme	99 513	(8 456)	91 027		119 366

Obligation liée à l'abandon	724	-	724	1,3113	949
Obligation liée à des couvertures	6 170	(6 170)	-	1,3113	-
Autres passifs à long terme	1 751	-	1 751	1,3113	2 296
Total du passif	108 158	(14 656)	93 502	1,3113	122 611

Capitaux propres	14 274	-	14 274	1,3113	18 717
Autres éléments cumulés de la perte globale	(14 656)	14 656	-	1,3113	-
Total des capitaux propres	(382)	14 656	14 274	1,3113	18 717

Total du passif et des capitaux propres	107 776	-	107 776	1,3113	141 328

(i) Taux au comptant au 31 mars 2004

  Conversion des états financiers (suite)

Provident Energy Ltd.
États financiers consolidés pro forma
État des résultats de BreitBurn Energy Company LLC et de ses filiales
Trimestre terminé le 31 mars 2004
(non vérifiés)
(en milliers de dollars, à moins d'indication contraire)

		Ajustements
		liés aux
	PCGR des	PCGR des	PCGR	Taux de	PCGR
	États-Unis	États-Unis	du Canada	change	du Canada
	$ US	$ US	$ US	(i)	$ CA

Produits
Ventes de pétrole et de gaz	6 452	2 849	9 301	1,3178	12 257
Gain à la vente d'actifs	-	(2 749)	(2 749)	1,3178	(3 623)
Part du bénéfice d'une filiale	66	(66)	-	1,3178	-
Honoraires d'exploitation	144	-	144	1,3178	190
	6 662	34	6 696	1,3178	8 824

Charges d'exploitation et autres charges
Achats de gaz et de LGN	27	-	27	1,3178	35
Charges d'exploitation liées aux contrats de location	3 267	34	3 301	1,3178	4 350
Taxe à la production et impôts fonciers	284	-	284	1,3178	374
Épuisement et amortissement	735	-	735	1,3178	969
Exploration et acquisition	-	-	-	1,3178	-
Frais généraux et frais d'administration	995	-	995	1,3178	1 312
	5 308	34	5 342	1,3178	7 040

Bénéfice d'exploitation	1 354	-	1 354	1,3178	1 784

Autres (produits) charges
Intérêts débiteurs	641	-	641	1,3178	845
Désactualisation d'actions privilégiées rachetables	-	593	593	1,3178	781
Dividendes en espèces sur les actions privilégiées	-	310	310	1,3178	409
Dividendes cumulés sur les actions privilégiées	(4)	-	(4)	1,3178	(5)
Intérêts créditeurs	67	-	67	1,3178	88
Amortissement des frais d'émission de la dette	46	-	46	1,3178	61
Amortissement des actifs non liés au pétrole
et au gaz	116	-	116	1,3178	153
Autres charges	(15)	-	(15)	1,3178	(20)
Autres produits	850	903	1 753	1,3178	2 312

Bénéfice avant effet cumulatif d'un
changement comptable	503	(903)	(400)	1,3178	(528)
Effet cumulatif d'un changement comptable	(903)	903	-	1,3178	-
Bénéfice net	(400)	-	(400)	1,3178	(528)

(i) Taux de change moyen pour le trimestre terminé le 31 mars 2004

  Conversion des états financiers (suite)

Provident Energy Ltd.
États financiers consolidés pro forma
État des résultats de BreitBurn Energy Company LLC et de ses filiales
Exercice terminé le 31 décembre 2003
(non vérifiés)
(en milliers de dollars, à moins d'indication contraire)

		Ajustements
		liés aux
	PCGR des	PCGR des	PCGR	Taux de	PCGR
	États-Unis	États-Unis	du Canada	change	du Canada
	$ US	$ US	$ US	(i)	$ CA

Produits
Ventes de pétrole et de gaz	30 461	375	30 836	1,4015	43 217
Gain à la vente d'actifs	10 824	-	10 824	1,4015	15 170
Part du bénéfice d'une filiale	233	(233)	-	1,4015	-
Honoraires d'exploitation	663	-	663	1,4015	929
	42 181	142	42 323	1,4015	59 316

Charges d'exploitation et autres charges
Achats de gaz et de LGN	95	-	95	1,4015	133
Charges d'exploitation liées aux contrats de location	14 413	142	14 555	1,4015	20 398
Taxe à la production et impôts fonciers	1 178	-	1 178	1,4015	1 651
Épuisement et amortissement	3 414	-	3 414	1,4015	4 784
Exploration et acquisition	19	-	19	1,4015	26
Frais généraux et frais d'administration	4 171	-	4 171	1,4015	5 846
	23 289	142	23 431	1,4015	32 839

Bénéfice d'exploitation	18 892	-	18 892	1,4015	26 477

Autres (produits) charges
Intérêts débiteurs	2 693	-	2 693	1,4015	3 774
Désactualisation d'actions privilégiées rachetables	-	637	637	1,4015	893
Dividendes en espèces sur les actions privilégiées	-	1 823	1 823	1,4015	2 555
Dividendes cumulés sur les actions privilégiées	-	2 223	2 223	1,4015	3 116
Intérêts créditeurs	(48)	-	(48)	1,4015	(67)
Amortissement des frais d'émission de la dette	268	-	268	1,4015	376
Amortissement des actifs non liés au pétrole
et au gaz	204	-	204	1,4015	286
Autres charges	376	-	376	1,4015	527
Autres produits	(60)	-	(60)	1,4015	(85)
	3 433	4 683	8 116	1,4015	11 374

Bénéfice	15 459	(4 683)	10 776	1,4015	15 103

Effet cumulatif d'un changement comptable	1 653	(1 653)	-	1,4015	-

Bénéfice net	17 112	(6 336)	10 776	1,4015	15 103

(i) Taux de change moyen pour l'exercice terminé le 31 décembre 2003

  Conversion des états financiers (suite) Obligation liée à des couvertures

Aux termes des PCGR du Canada, il n'est pas nécessaire d'évaluer à la valeur marchande les couvertures efficaces ni de les inclure dans les autres éléments du résultat global. Les pertes liées à des couvertures qui étaient inscrites dans le chiffre d'affaires ont été reclassées à titre de pertes de couverture matérialisées.

Actions privilégiées rachetables

Selon les PCGR du Canada, les actions privilégiées rachetables doivent être inscrites à titre de dette. Pour les PCGR des États-Unis, la méthode de comptabilisation a été harmonisée en 2004. La seule différence pour laquelle des ajustements ont été apportés en 2004 est la classification du changement de convention comptable.

Obligations liées à la mise hors service d'immobilisations

Le chapitre 3110 du Manuel de l'Institut Canadien des Comptables Agréés (l' « ICCA ») intitulé « Obligations liées à la mise hors service d'immobilisations » correspond au Statement of Financial Accounting Standards No. 143 (le « SFAS 143 »), « Accounting for Asset Retirement Obligations », qui est entré en vigueur pour les exercices ouverts à compter du 1er janvier 2003. Toutefois, il existe une différence dans la façon de présenter les montants transitoires. Selon les PCGR des États-Unis, l'effet cumulatif d'un changement de convention comptable doit être présenté dans l'état consolidé des résultats de l'exercice considéré, sans retraitement des états financiers d'exercices antérieurs, tandis que les PCGR du Canada exigent le retraitement des états financiers d'exercices antérieurs.

Actions rachetables

Selon les PCGR du Canada, la désactualisation d'actions privilégiées rachetables, les dividendes en espèces sur les actions privilégiées rachetables et les dividendes cumulés sur les actions privilégiées sont inscrits à titre de charge.

Part du bénéfice d'une société affiliée

Selon les PCGR du Canada, la part du bénéfice d'une société affiliée doit être consolidée proportionnellement.

Autres éléments cumulés de la perte globale

Selon les PCGR des États-Unis, il faut présenter, à titre d'autres éléments cumulés de la perte ou du bénéfice global, les modifications apportées aux capitaux propres durant la période, découlant d'opérations ou d'événements non attribuables aux propriétaires. Les PCGR du Canada n'exigent pas que des renseignements similaires soient présentés.

ATTESTATION DE PROVIDENT ENERGY TRUST

Le 17 juin 2004

Le présent prospectus simplifié, avec les documents qui y sont intégrés par renvoi, constitue un exposé complet, véridique et clair de tous les faits importants ayant trait aux titres offerts, conformément à la législation en valeurs mobilières de chacune des provinces du Canada. Pour les fins de la province de Québec, le présent prospectus simplifié, complété par le dossier d'information, ne contient aucune information fausse ou trompeuse susceptible d'affecter la valeur ou le cours des titres qui font l'objet du placement.

PROVIDENT ENERGY TRUST

Par : PROVIDENT ENERGY LTD.

(signé) THOMAS W. BUCHANAN,	(signé) MARK N. WALKER,
chef de la direction	vice-président, Finances, chef de la direction
financière et secrétaire général

Au nom du conseil d'administration :

(signé) GRANT D. BILLING,	(signé) M.H. (MIKE) SHAIKH,
administrateur	administrateur

ATT-1

ATTESTATION DES PRENEURS FERMES

Le 17 juin 2004

À notre connaissance, le présent prospectus simplifié, avec les documents qui y sont intégrés par renvoi, constitue un exposé complet, véridique et clair de tous les faits importants se rapportant aux titres offerts, conformément à la législation en valeurs mobilières de chacune des provinces du Canada. Pour les fins de la province de Québec, à notre connaissance, le présent prospectus simplifié, complété par le dossier d'information, ne contient aucune information fausse ou trompeuse susceptible d'affecter la valeur ou le cours des titres qui font l'objet du placement.

BMO NESBITT BURNS INC.	FINANCIÈRE BANQUE NATIONALE INC.	VALEURS MOBILIÈRES TD INC.
Par : (signé) JASON J. ZABINSKY	Par : (signé) ROBERT B. WONNACOTT	Par : (signé) GREGORY B. SAKSIDA

SCOTIA CAPITAUX INC.

Par : (signé) MARK HERMAN

RBC DOMINION VALEURS MOBILIÈRES INC.

Par : (signé) TIMOTHY W. WATSON

LA CORPORATION CANACCORD CAPITAL

Par : (signé) KARL B. STADDON

VALEURS MOBILIÈRES DESJARDINS INC.	VALEURS MOBILIÈRES HSBC (CANADA) INC.
Par : (signé) JAKE A. HERMAN	Par : (signé) DEBORAH J. SIMKINS

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